PROSPECTUS SUPPLEMENT DATED JUNE 25, 2001
(TO PROSPECTUS DATED JUNE 21, 2001)

                                 $1,064,800,000
                                     [LOGO]

                              SELLER AND SERVICER
                     GMACM HOME EQUITY LOAN TRUST 2001-HE2
                                     ISSUER
                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   DEPOSITOR
           GMACM HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 2001-HE2

THE TRUST

      will issue nine classes of term notes, the variable funding notes and the certificates. The Class I notes consist of two classes of term notes and the variable funding notes. The Class II notes consist of seven classes of term notes. Only the nine classes of term notes are offered by this prospectus supplement and the accompanying prospectus.

      will make payments on the notes and the certificates primarily from collections on two groups of residential mortgage loans. Loan group I consists of home equity revolving credit line loans and home equity loans. Loan group II consists of home equity loans. You can find a list of these classes, together with their principal balances, note rates and certain other characteristics, on pages S-6-7 of this prospectus supplement.

CREDIT ENHANCEMENT WILL CONSIST OF:

      Excess interest, to the extent described in this prospectus supplement;

      Overcollateralization and limited cross-collateralization, to the extent described in this prospectus supplement; and

      Two irrevocable and unconditional financial guaranty insurance policies issued by Financial Guaranty Insurance Company one insuring the Class I notes and the other insuring the Class II notes, which will protect holders of the term notes against certain shortfalls in amounts due to be distributed at the times and to the extent described in this prospectus supplement.

                                       [Logo]

  YOU SHOULD CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON
  PAGE S-22 IN THIS PROSPECTUS SUPPLEMENT.

THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS MAY BE USED BY NEWMAN & ASSOCIATES, INC., AN AFFILIATE OF THE DEPOSITOR, OR ANOTHER AFFILIATE OF THE DEPOSITOR, IN CONNECTION WITH OFFERS AND SALES OF THE NOTES IN MARKET-MAKING TRANSACTIONS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE TERM NOTES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. IT IS ILLEGAL FOR ANYONE TO TELL YOU OTHERWISE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Delivery of the term notes is expected to be made in book entry form on or about June 28, 2001. The term notes will be offered in the United States and Europe.

                       CLASS I NOTES WILL BE OFFERED BY:

BEAR, STEARNS & CO. INC.
                    FIRST UNION SECURITIES, INC.
                                              GREENWICH CAPITAL MARKETS, INC.

                       CLASS II NOTES WILL BE OFFERED BY:

GREENWICH CAPITAL MARKETS, INC.

                        BEAR, STEARNS & CO. INC.
                                      FIRST UNION SECURITIES, INC.
                                                               UBS WARBURG














        Important Notice About Information in this Prospectus Supplement and the Accompanying Prospectus

         We tell you about the term notes in two separate documents that progressively provide more detail:

o the accompanying prospectus, which provides general information, some of which may not apply to a particular series of securities, including your term notes; and

o this prospectus supplement, which describes the specific terms of your term notes and may be different from the information in the prospectus.

         We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The Table of Contents on the following page provides the pages on which these captions can be found.

         If you require additional information, the mailing address of the principal executive office of the depositor is Residential Asset Mortgage Products, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, and its telephone number is (952) 832-7000. For other means of acquiring additional information about the depositor or the term notes, see "Additional Information," "Reports to Securityholders" and "Incorporation of Certain Information by Reference" in the attached prospectus.


                                      S-2











                                Table of Contents



                                               Page S-
Summary...........................................  4
Risk Factors.......................................22
Introduction.......................................31
Description of the Mortgage Loans..................31
         General  .................................31
         Initial HELOCs............................32
         Loan Terms of the HELOCs..................33
         Initial HELs..............................35
         Loan Terms of the HELs....................35
         The Mortgage Loan Sub-Groups..............38
         Balloon Mortgage Loans....................38
         Conveyance of Subsequent Mortgage Loans;
            the Pre-Funding Account and the
            Funding Account........................39
         Underwriting Standards....................41
The Sellers and Servicer...........................44
         General  .................................44
         Delinquency and Loss Experience of
             the Servicer's Portfolio..............44
         Servicing and Other Compensation and
             Payment of Expenses...................47
The Issuer.........................................47
The Owner Trustee..................................47
The Indenture Trustee..............................48
The Enhancer.......................................48
         The Enhancer..............................48
         Capitalization............................50
Description of the Securities......................51
         General  .................................51
         Book-Entry Notes..........................52
         Payments on the Notes.....................54
         Interest Payments on the Notes............55
         Capitalized Interest Account..............55
         Principal Payments on the Notes...........56
         Priority of Distributions.................57
         Optional Transfers of Mortgage Loans
           in Loan Group I to Holders of Group
           I Certificates or Repurchase of
           Defaulted Mortgage Loans................60

         Reserve Account...........................61
         Overcollateralization and
           Cross-collateralization.................61
         The Paying Agent..........................62
         Maturity and Optional Redemption..........62
         Glossary of Terms.........................64
Description of the Policies........................77
Yield and Prepayment Considerations................79
The Agreements.....................................96
         The Purchase Agreement....................96
         The Servicing Agreement...................98
         The Trust Agreement and the Indenture....104
Use of Proceeds...................................109
Certain Legal Aspects of the Mortgage Loans.......110
Material Federal Income Tax Considerations........110
         Tax Considerations Applicable to
           the Class II notes.....................110
         Tax Considerations Applicable to
           the Class I notes......................112
         Status as Real Property Loans............112
         Original Issue Discount..................112
         Market Discount..........................114
         Premium..................................115
         Realized Losses..........................115
         Sales of Notes...........................116
         Backup Withholding.......................116
         Tax Treatment of Foreign Investors.......117
         New Withholding Regulations..............117
State and Other Tax Consequences..................117
ERISA Considerations..............................117
Legal Investment..................................118
Underwriting......................................118
Experts  .........................................120
Legal Matters.....................................120
Ratings  .........................................120
Appendix A - Collateral Tables....................A-1


                                      S-3












                                     Summary

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this prospectus supplement and the accompanying prospectus.


Issuer or Trust Fund........................The GMACM Home Equity Loan Trust 2001-HE2.

Title of the offered securities.............GMACM Home Equity Loan-Backed Term Notes, Series 2001-HE2.

Variable Funding Notes......................GMACM Home Equity Loan-Backed Variable Funding Notes, Series
                                            2001-HE2.  The variable funding notes are not offered by this prospectus supplement.

Certificates................................GMACM Home Equity Loan-Backed Certificates, Series 2001-HE2.  The
                                            certificates are not offered by this prospectus supplement.

Depositor...................................Residential Asset Mortgage Products, Inc.

                                            For more information on the
                                            depositor, we refer you to "The
                                            Depositor" in the accompanying
                                            prospectus.

Seller and Servicer.........................GMAC Mortgage Corporation, or GMACM, a Pennsylvania corporation, is the originator of substantially all of the mortgage loans.  GMACM will be the seller of some of the initial mortgage loans and most of the subsequent mortgage loans. The remainder of the initial mortgage loans and some of the subsequent mortgage loans will be sold to the depositor by one or more trusts established by an affiliate of GMACM, which in turn acquired the mortgage loans from GMACM. GMACM will also be the servicer of the mortgage loans.  The servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of the closing date, among the servicer, the issuer and the indenture trustee.

                                            We refer you to "The Agreements--The
                                            Servicing Agreement" and "The
                                            Sellers and Servicer--General" in
                                            this prospectus supplement for
                                            further information on the seller
                                            and servicer.

Owner Trustee...............................Wilmington Trust Company.

                                            We refer you to "The Owner Trustee"
                                            in this prospectus supplement for
                                            further information on the owner
                                            trustee.

Indenture Trustee...........................Bank One, National Association.

                                      S-4












                                            We refer you to "The Indenture
                                            Trustee" in this prospectus
                                            supplement for further information
                                            on the indenture trustee.

Closing Date................................On or about June 28, 2001.

Cut-Off Date................................June 1, 2001.

Payment Date................................The 25th day of each month, or, if that day is not a business day, the next business day, beginning on July 25, 2001.

Scheduled final payment date................December 25, 2026 for the Class I notes and September 25, 2031 for the Class II notes.  The actual final payment date could be substantially earlier.

Form of securities..........................Book-entry.

                                            See "Description of the
                                            Securities--Book-Entry Notes" in
                                            this prospectus supplement.

Minimum denominations.......................$25,000 and integral multiples of $1,000 in excess of that amount.

The Enhancer................................Financial Guaranty Insurance Company.

                                            We refer you to "The Enhancer" in this prospectus supplement for further information.

Legal Investment............................The term notes will not be "mortgage related securities" for purposes of the SMMEA.

                                            See "Legal Investment" in this
                                            prospectus supplement and "Legal
                                            Investment Matters" in the
                                            prospectus.

                                      S-5











                                   Term Notes

-------------------------------------------------------------------------------------------------------------------
   Class        Note            Initial            Initial Rating       Assumed Final Payment      Designations
                                                   (Moody's/S&P/
                Rate          Note Balance             Fitch)                   Date
------------ ------------ --------------------- --------------------- -------------------------- ------------------

   I-A-1      Variable        $224,356,000          Aaa/AAA/AAA           December 25, 2026           Senior/
                                                                                                   Variable Rate
   I-A-2      Variable        $255,444,000          Aaa/AAA/AAA           December 25, 2026           Senior/
                                                                                                   Variable Rate
  II-A-1      Variable        $110,000,000          Aaa/AAA/AAA            March 25, 2009             Senior/
                                                                                                   Variable Rate
  II-A-2       5.220%         $94,000,000           Aaa/AAA/AAA            April 25, 2014             Senior/
                                                                                                    Fixed Rate
  II-A-3       5.670%         $36,000,000           Aaa/AAA/AAA           November 25, 2015           Senior/
                                                                                                    Fixed Rate
  II-A-4       6.370%         $125,500,000          Aaa/AAA/AAA            March 25, 2023             Senior/
                                                                                                    Fixed Rate
  II-A-5       6.858%         $49,265,000           Aaa/AAA/AAA             June 25, 2026             Senior/
                                                                                                    Fixed Rate
  II-A-6      Variable        $47,000,000           Aaa/AAA/AAA           February 25, 2007           Senior/
                                                                                                   Variable Rate
  II-A-7       6.210%         $123,235,000          Aaa/AAA/AAA            April 25, 2026             Senior/
                                                                                                    Fixed Rate
Total Term Notes             $1,064,800,000

------------------------- --------------------- --------------------- -------------------------- ------------------

Other Information:

o Due to losses and prepayments on the mortgage loans in each loan group, the actual final payment date on each class of term notes may occur substantially earlier or, except for the Class I notes, later than the dates listed above.

Class I-A-1 Notes
o On any payment date, the note rate for the Class I-A-1 notes will be equal to the least of:
     (1) LIBOR plus a margin of 0.22% per annum;
     (2) the weighted average net loan rate of the mortgage loans in the related sub-group; and
     (3) 13.00% per annum.

o The margin for the Class I-A-1 term notes will increase to 0.44% per annum for each interest period beginning after the payment date on which the optional redemption of the Class I notes may first be exercised.

o Beginning on the 13th payment date, 0.50% will be subtracted from the calculation of the rate in clause (2) above.


                                      S-6












o    On any payment date for which the note rate has been determined by clause
     (2) above, the interest shortfall, if any, will be determined and will be payable on later payment dates, to the extent funds are available for that purpose as described in this prospectus supplement. These interest shortfalls will not be covered by the related financial guaranty insurance policy and may remain unpaid on the final payment date for that class of notes.

Class I-A-2 Notes
o On any payment date, the note rate for the Class I-A-2 notes will be equal to the least of:
     (1) LIBOR plus a margin of 0.23% per annum;
     (2) the weighted average net loan rate of the mortgage loans in the related sub-group; and
     (3) 13.00% per annum.

o The margin for the Class I-A-2 term notes will increase to 0.46% per annum for each interest period beginning after the payment date on which the optional redemption of the Class I notes may first be exercised.
o Beginning on the 13th payment date, 0.50% will be subtracted from the calculation of the rate in clause (2) above.
o    On any payment date for which the note rate has been determined by clause
     (2) above, the interest shortfall, if any, will be determined and will be payable on later payment dates, to the extent funds are available for that purpose as described in this prospectus supplement. These interest shortfalls will not be covered by the related financial guaranty insurance policy and may remain unpaid on the final payment date for such class of notes.

Class II-A-1 Notes and Class II-A-6 Notes
o On any payment date, the note rate for the Class II-A-1 notes and the Class II-A-6 notes will be equal to the least of:
     (1) LIBOR plus a margin of 0.12% per annum; and
     (2) the weighted average net loan rate of the mortgage loans in the related sub-group.

Class II-A-5 Notes and Class II-A-7 Notes
o The note rate on the Class II-A-5 notes and Class II-A-7 notes will increase by 0.50% per annum, beginning with the first interest accrual period for such classes commencing after the payment date on which the optional redemption of the Class II notes may first be exercised.

Class II-A-1, Class II-A-4, Class II-A-5, Class II-A-6 and Class II-A-7 Notes
o The note rates for the Class II-A-1, Class II-A-4, Class II-A-5, Class II-A-6 and Class II-A-7 notes are subject to a cap equal to the weighted average of the net loan rates on the mortgage loans in the related sub-group. Any interest shortfalls that are caused by the application of this rate cap will be paid from excess cash flow, if available, as described in this prospectus supplement. The related financial guaranty insurance policy does not cover these interest shortfalls and any shortfall may remain unpaid on the final payment date.


                                      S-7












The Trust Fund

The depositor will establish the GMACM Home Equity Loan Trust 2001-HE2, a Delaware business trust, to issue the term notes. The assets of the trust fund will include the mortgage loans and related assets.

The Mortgage Loan Pool

Unless we indicate otherwise, the statistical information we present in this prospectus supplement is approximate and reflects the initial pool of mortgage loans as of the cut-off date. The aggregate outstanding principal balance of the initial mortgage loans in loan group I as of the cut-off date is $360,829,285.91 and will consist of home equity revolving credit line loans and home equity loans. The aggregate outstanding principal balance of the initial mortgage loans in loan group II as of the cut-off date is $439,947,321.74 and will consist of home equity loans. Each loan group consists of two sub-groups of loans with the characteristics described in this prospectus supplement.

Home Equity Revolving Credit Line Loans:

o The home equity revolving credit line loans to be sold to the issuer will be adjustable rate home equity revolving credit line loans evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties.

The unpaid principal balance of a home equity revolving credit line loan on any day will be equal to:

o    its cut-off date balance,

o plus any additional balances relating to that home equity revolving credit line loan sold to the issuer before that day,

o minus all collections credited against its principal balance in accordance with the related home equity revolving credit line loan since the cut-off date or, if applicable, subsequent cut-off date. The principal balance of a liquidated home equity revolving credit line loan after the final recovery of related liquidation proceeds will be zero.

Home Equity Loans:

o The home equity loans to be sold to the issuer will be fixed rate closed-end home equity loans evidenced by promissory notes and secured by mortgages or deeds of trust on the related residential properties.

o The initial home equity loans provide for substantially equal payments in an amount sufficient to amortize the home equity loans over their terms, except for some of the initial home equity loans which have balloon amounts due at maturity.

                                      S-8











As of the cut-off date, the home equity revolving credit line loans included in sub-group I(A) of Loan Group I had the following characteristics:


Number of loans                 5,096
Aggregate principal balance     $109,820,658.02
Average principal balance       $21,550.36
Range of principal balances     $12.53 to $249,910.00
Weighted average fully indexed
 interest rate                  8.341%
Range of fully indexed
interest rates                  7.000% to 12.125%
Weighted average maximum
 interest rate                  18.114%
Weighted average original
 term                           189 months
Weighted average remaining
 term                           185 months

o No more than approximately 88.32% of the initial home equity revolving credit line loans in sub-group I(A) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the rest are secured by first mortgages or deeds of trust.

As of the cut-off date, the home equity revolving credit line loans included in sub-group I(B) of Loan Group I had the following characteristics:

Number of loans                 2,331
Aggregate principal balance     $125,038,084.94
Average principal balance       $53,641.39
Range of principal balances     $1,000.00 to $750,552.49
Weighted average fully indexed
 interest rate                  8.123%
Range of fully indexed
 interest rates                 7.000% to 12.125%
Weighted average maximum
  interest rate                 18.186%
Weighted average original
 term                           154 months
Weighted average remaining
term                            150 months

o No more than approximately 99.54% of the initial home equity revolving credit line loans in sub-group I(B) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the rest are secured by first mortgages or deeds of trust.

                                      S-9











As of the cut-off date, the home equity loans included in sub-group I(A) of Loan Group I had the following characteristics:

Number of loans                 1,772
Aggregate principal balance     $58,910,942.21
Average principal balance       $33,245.45
Range of principal balances     $7,401.23 to $135,057.83
Weighted average interest rate  8.909%
Range of interest rates         6.125% to 13.625%
Weighted average original
 term                           220 months
Weighted average remaining
 term                           217 months

o No more than approximately 88.73% of the initial home equity loans in sub-group I(A) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust.

As of the cut-off date, the home equity loans included in sub-group I(B) of Loan Group I had the following characteristics:

Number of loans                 2,042
Aggregate principal balance     $67,059,600.74
Average principal balance       $32,840.16
Range of principal balances     $7,148.20 to $119,955.50
Weighted average interest rate  8.917%
Range of interest rates         5.990% to 12.750%
Weighted average original
 term                           216 months
Weighted average remaining
 term                           213 months

o No more than approximately 88.06% of the initial home equity loans in sub-group I(B) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust.

                                      S-10











As of the cut-off date, the home equity loans included in sub-group II(A) of Loan Group II had the following characteristics:

Number of loans                 4,452
Aggregate principal balance     $128,025,179.28
Average principal balance       $28,756.78
Range of principal balances     $3,376.16 - $200,000.00
Weighted average interest rate  8.928%
Range of interest rates         5.990% - 14.990%
Weighted average original
 term                           203 months
Weighted average remaining
 term                           203 months

o No more than approximately 76.53% of the initial home equity loans in sub-group II(A) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust.

As of the cut-off date, the home equity loans included in sub-group II(B) of Loan Group II had the following characteristics:

Number of loans                 6,678
Aggregate principal balance     $311,922,142.46
Average principal balance       $46,708.92
Range of principal balances     $3,071.34 to $249,368.66
Weighted average interest rate  8.886%
Range of interest rates         6.375% to 14.550%
Weighted average original
 term                           227 months
Weighted average remaining
 term                           227 months

100% of the initial home equity loans in sub-group II(B) (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust.

See "Description of the Mortgage Loans" in this prospectus supplement.


                                      S-11











Loan Rate

The loan rate of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note or credit line agreement.

Interest on each home equity loan is based on a fixed rate. Interest on substantially all of the home equity loans is computed on an actuarial basis, and the remainder are computed on a simple interest basis.

Interest on each home equity revolving credit line loan is computed daily and payable monthly on the average daily outstanding principal balance of that home equity revolving credit line loan. After any initial teaser period, during which the loan rate may be fixed or set at a discounted variable rate for a period of generally three to six months, the loan rate on each home equity revolving credit line loan will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum loan rate over the life of the home equity revolving credit line loan specified in the related credit line agreement.

We refer you to "Description of the Mortgage Loans--Initial HELOC
Characteristics" and "--Initial HEL Characteristics" in this prospectus supplement for further information.

Mortgage Loan Groups

The mortgage loans sold and transferred to the issuer as of the closing date will be divided into two loan groups as follows:

o The first loan group, or loan group I, will consist of both home equity revolving credit line loans and home equity loans that have an aggregate principal balance as of the cut-off date of $360,829,285.91 and will correspond with the Class I-A-1 notes and the Class I-A-2 notes. The Class I-A-1 notes and the Class I-A-2 will be referred to as the Class I notes, and payments on these notes will be based primarily on amounts collected or received in respect of the mortgage loans in loan group I.

o The second loan group, or loan group II, will consist of home equity loans that have an aggregate principal balance as of the cut-off date of $439,947,321.74 and will correspond with the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6 and Class II-A-7 notes. The Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6 and Class II-A-7 notes will be referred to as the Class II notes, and payments on these notes will be based primarily on amounts collected or received in respect of the mortgage loans in loan group II.

Loan group I and loan group II will each be further divided into two sub-groups as follows:

o The first sub-group of each of loan group I and loan group II, or sub-group I(A) and sub-group II(A), respectively, will consist of mortgage loans which had principal balances or credit limits at origination which, when added together with the principal balance of the related first lien, if any, are less than or equal to the conforming balance. The conforming balance for mortgage loans secured by a single family property is $275,000 for all home loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $412,500. The conforming




                                      S-12











     balance is higher for mortgage loans secured by two- to four-family properties.

o The second sub-group of each of loan group I and loan group II, or sub-group I(B) and sub-group II(B), respectively, will include mortgage loans that meet and/or do not meet the restrictions applicable to the related first sub-group.

o Payments on the Class I-A-1 notes will primarily correspond to amounts collected in respect of the mortgage loans in sub-group I(A). Payments on the Class I-A-2 notes will primarily correspond to amounts collected in respect of the mortgage loans in sub-group I(B).

o Payments on the Class II-A-6 notes and Class II-A-7 notes will primarily correspond to amounts collected in respect of the mortgage loans in sub-group II(A) and such classes of notes will be referred to herein as the Class II-A notes. Payments on the Class II-A-1 notes through the Class II-A-5 notes will primarily correspond to amounts collected in respect of the mortgage loans in sub-group II(B) and such classes of notes will be referred to herein as the Class II-B notes.

The variable funding notes generally will be entitled to receive a portion of the collections on the home equity revolving credit line loans for which additional balances were funded by an increase in the principal balance of the variable funding notes.

The Certificates

The trust will also issue four classes of GMACM Home Equity Loan-Backed Certificates, Series 2001-HE2, which will not be offered by this prospectus supplement. One class of certificates, or group I certificates, will correspond to loan group I. Three class of certificates, or group II certificates, will correspond to loan group II.

Pre-Funding Account

On the closing date, approximately $264,023,392.35 will be deposited into an account designated the "pre-funding account." Approximately $55,624,399.77 will be allocated to purchasing home equity revolving credit line loans and home equity loans in sub-group I(A), $63,346,314.32 will be allocated to purchasing home equity revolving credit line loans and home equity loans in sub-group I(B), $42,210,497.08 will be allocated to purchasing home equity loans in sub-group II(A) and approximately $102,842,181.18 will be allocated to purchasing home equity loans in sub-group II(B). These amounts will come from the proceeds of the sale of the related classes of term notes. During the pre-funding period funds on deposit in the pre-funding account will be used by the issuer to buy mortgage loans from the sellers from time to time.

The pre-funding period for each loan group will be the period from the closing date to the earliest of:

o the date on which the amount on deposit in the pre-funding account with respect to such loan group is less than $50,000;

o    September 26, 2001; or

o the occurrence of a rapid amortization event, in the case of loan group I, or the occurrence of a servicing default under the servicing agreement, in the case of loan group II, as described in this prospectus supplement.

                                      S-13











The mortgage loans sold to the trust after the closing date, as well as all initial mortgage loans, will conform to specified characteristics set forth herein. Amounts on deposit in the pre-funding account will be invested in permitted investments as specified in the servicing agreement.

Any amounts remaining in the pre-funding account at the end of the pre-funding period will be distributed as principal on the corresponding classes of term notes on the following payment date, except that up to $50,000 of any remaining amounts allocated to loan group I will be deposited into the funding account to be used to acquire additional mortgage loans or additional balances with respect loan group I.

We refer you to "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account" in this prospectus supplement for further information.

Capitalized Interest Account

On the closing date, part of the proceeds of the sale of the term notes will be deposited into an account designated the "capitalized interest account," which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the corresponding classes of term notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to GMACM.

We refer you to "Description of the Securities--Capitalized Interest Account" in this prospectus supplement for further information.

Funding Account

An account designated the "funding account" will be set up with the indenture trustee on the closing date for the benefit of the Class I notes. On each payment date during the revolving period for the Class I notes, the indenture trustee will deposit principal collections and excess spread for the related sub-group of loan group I into the funding account, and will apply them first to buy additional balances arising under home equity revolving credit line loans in the trust and thereafter to buy more mortgage loans, to the extent they are available. If not all principal collections in the funding account have been applied to buy additional balances and mortgage loans at the end of the revolving period, the amount left in the funding account will be paid to Class I noteholders as a payment of principal. During the revolving period, we expect that mortgage loans bought with amounts in the funding account will be primarily home equity revolving credit line loans. All of the mortgage loans and additional balances acquired with money in the funding account will be included in loan group I.

We refer you to "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account" in this prospectus supplement for further information.

Reserve Account

An account designated the "reserve account" will be set up with the indenture trustee on the closing date for the benefit of the Class I notes. On each payment date, if the aggregate overcollateralization for both sub-


                                      S-14












groups of loan group I is less than the aggregate overcollateralization target for both sub-groups of loan group I, the amount of any remaining excess spread for each sub-group will be deposited in the reserve account to be applied to cover any unpaid current interest with respect to the Class I notes backed by either sub-group and any liquidation losses for each sub-group not otherwise covered by principal and interest collections from such sub-group. At the time, if any, that the aggregate overcollateralization for both sub-groups of loan group I equals or exceeds the aggregate overcollateralization target for both sub-groups of loan group I, any funds on deposit in the reserve account will no longer be applied to cover unpaid current interest or liquidation losses.

We refer you to "Description of the Securities--Priority of Distributions" in this prospectus supplement for further information.

Payments on the Class I Notes

On each monthly payment date, the indenture trustee will make distributions to noteholders of Class I notes. The amounts available for distribution will include:

o collections of monthly payments of principal and interest on the mortgage loans in loan group I, including prepayments and other unscheduled collections plus

o    amounts from any draws on the Class I policy,

                  plus

o    any amounts received from loan group II,

                  minus

o    fees and expenses of the trust relating to loan group I.

The aggregate amount of such monthly collections is described under the heading "The Agreements--The Servicing Agreement--Principal Collections and Interest Collections" in this prospectus supplement.

Interest payments on the Class I notes will be made monthly on each payment date, beginning in July 2001, at the respective note rate described on pages S-6-7 of this prospectus supplement. Interest payments on the Class I notes will accrue from the preceding payment date, or, in the case of the first payment date, from the closing date, through the day before that payment date, and will be calculated on the basis of the actual number of days in that interest period and a 360-day year.

All interest payments on the Class I notes for any payment date will be allocated to the term notes and the variable funding notes pro rata based on their respective interest accruals from collections with respect to the related sub-group. The interest rate on the variable funding notes for any payment date will not significantly exceed the note rates on the Class I notes for the related interest period.

Payments to noteholders of Class I notes will be made from amounts available for distribution in accordance with the following priority

o from principal collections and interest collections for each sub-group of loan


                                      S-15













     group I, to pay accrued and unpaid interest due on the related class of Class I notes and variable funding notes;

o during the revolving period, to deposit in the funding account principal collections for each sub-group to be used to acquire additional balances and subsequent mortgage loans;

o during the managed amortization period and the rapid amortization period, to pay principal on each class of Class I notes in an amount equal to the principal distribution amount for the related sub-group of loan group I;

o to pay to the enhancer the premium for the related policy and any unpaid premiums, with interest thereon;

o to reimburse the enhancer for prior draws made on the related policy, with interest thereon;

o during the revolving period, to deposit in the funding account from excess spread from each sub-group of loan group I, the amount necessary to increase the overcollateralization amount for that sub-group of loan group I to the overcollateralization target amount for that sub-group;

o during the managed amortization period and the rapid amortization period, to pay principal on each class of the Class I notes in the amount necessary to increase the overcollateralization amount for the related sub-group to the overcollateralization target amount for that sub-group;

o if the aggregate overcollateralization amount for both sub-groups of loan group I is less than the aggregate overcollateralization target amount for both sub-groups, to deposit the remaining excess spread for each sub-group of loan group I in the reserve account to be applied from time to time as described below;

o        from amounts in the reserve account, to pay:

           (a) any shortfalls in interest due on any class of Class I notes and variable funding notes; and

           (b) to pay as principal to the Class I notes and variable funding notes any liquidation loss amounts for either sub-group of loan group I not otherwise covered by payments described above;

o to pay to the enhancer any other amounts owed the enhancer under the insurance agreement;

o to pay to the holders of the class of Class I notes and variable funding notes, pro rata, from any remaining excess spread for the related sub-group of loan group I, any unpaid interest shortfalls on the Class I notes due to the related weighted average net loan rate cap on the note rate for such class, with interest thereon;

o during the managed amortization period or the rapid amortization period, to pay to the indenture trustee amounts owed to the indenture trustee under the indenture;

o to pay as principal on the Class II notes, any liquidation loss distribution amounts with respect to the mortgage loans in loan group II, to the extent that available collections on the mortgage loans in loan


                                      S-16













     group II and the overcollateralization amount for loan group II are insufficient for that purpose; and

o    to pay any remaining amount to the holders of the Group I certificates.

The portion of principal collections for each sub-group of loan group I available to be applied towards the payment of principal on the related class of Class I notes will equal:

o at any time during the revolving period, zero, except for amounts on deposit in the pre-funding account at the end of the pre-funding period in excess of $50,000;

o at any time during the managed amortization period, principal collections on the mortgage loans in the related sub-group of loan group I for that payment date that are not used to acquire additional balances; and

o at any time during the rapid amortization period, principal collections for that payment date.

During the revolving period for each class of Class I notes, principal collections for the related sub-group of loan group I will be applied by the trust to buy mortgage loans and additional balances for that sub-group, to the extent mortgage loans and additional balances are available. During the managed amortization period, principal collections on the mortgage loans in the related sub-group of loan group I will also be applied to purchase additional balances for the related sub-group, to the extent additional balances are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the revolving period and will no longer be applied to buy additional balances during the rapid amortization period.

In addition, on each payment date after the end of the revolving period for the Class I notes, to the extent of funds available for that purpose, holders of the Class I notes and the holders of the variable funding notes will be entitled to receive certain additional amounts in reduction of their note balance, generally equal to liquidation loss amounts for the mortgage loans in the related sub-group of loan group I and amounts necessary to increase the overcollateralization amount to the overcollateralization target amount for the related sub-group of loan group I.

As to each class of Class I notes, the revolving period will be the period beginning on the closing date and ending on the earlier of December 31, 2002 and the occurrence of a managed amortization event or certain rapid amortization events; the managed amortization period will be the period beginning on the first payment date following the end of the related revolving period and ending on the earlier of December 31, 2006 and the occurrence of certain rapid amortization events; and the rapid amortization period will be the period beginning on the earlier of the first payment date following the end of the managed amortization period and the occurrence of certain rapid amortization events, and ending upon the termination of the issuer. A managed amortization event will be deemed to occur on any date on which the amount on deposit in the funding account equals or exceeds $10,000,000.

We refer you to "Description of the Securities--Priority of Distributions" in this prospectus supplement for a description of events that would cause the rapid amortization period to begin.

                                      S-17











Payments on the Class II Notes

On each monthly payment date, the indenture trustee will make distributions to noteholders of Class II notes. The amounts available for distribution will include:

o collections of monthly payments of principal and interest on the mortgage loans in loan group II, including prepayments and other unscheduled collections plus

o    amounts from any draws on the Class II policy,

                  plus

o    any amounts received from loan group I,

                  minus

o    fees and expenses of the trust relating to loan group II.

The aggregate amount of such monthly collections is described under the heading "The Agreements--The Servicing Agreement--Principal Collections and Interest Collections" in this prospectus supplement.

Interest payments will be made monthly on each payment date, beginning in July 2001, at the respective note rate described on pages S-6-7 of this prospectus supplement. Interest payments on the Class II-A-1 notes and Class II-A-6 notes will accrue from the preceding payment date, or, in the case of the first payment date, from the closing date, through the day before that payment date, and will be calculated on the basis of the actual number of days in that interest period and a 360-day year. Interest on the Class II-A-2 notes, Class II-A-3 notes, Class II-A-4 notes, Class II-A-5 notes and Class II-A-7 notes will accrue during the calendar month preceding the month in which the payment date occurs, and will be calculated on the basis of a 30-day month and a 360-day year.

Payments to noteholders of Class II notes will be made from amounts available for distribution in accordance with the following priority:

o to pay to the enhancer the accrued and unpaid premium for the related policy and any previously unpaid premiums, with interest thereon;

o    to pay accrued and unpaid interest due on the Class II notes;

o to pay principal on the Class II notes, in an amount equal to the principal collection distribution amount for such payment date;

o to pay principal on the Class II notes, in an amount equal to the liquidation loss distribution amounts for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date;

o to reimburse the enhancer for unreimbursed draws on the related policy, with interest thereon;

o to the holders of the group II certificates through and including the payment date in March 2002, 50% of the remaining group excess spread;

o to the extent of remaining available funds, to pay as additional principal on the Class II notes, any amount necessary to increase the amount of


                                      S-18












     overcollateralization to the required overcollateralization level;

o to pay the enhancer any other amounts owed to it pursuant to the insurance agreement, with interest thereon;

o to pay any amount of interest shortfalls on the Class II Notes arising on such payment date due to the related weighted average net loan rate cap on the note rate for such class, as described herein;

o to pay any amount of those interest shortfalls previously unpaid, with interest thereon, as described herein;

o to pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee;

o to pay as principal on the Class I notes, any liquidation loss amounts with respect to the mortgage loans in loan group I, to the extent that available collections on the mortgage loans in loan group I and the overcollateralization amount for loan group I are insufficient for that purpose; and

o    to pay any remaining amount to the holders of the Group II certificates.

Payments of the principal collection distribution amount, liquidation loss distribution amount and the required overcollateralization amount for the Class II notes shall be distributed concurrently to the Class II-A notes in the aggregate and the Class II-B notes in the aggregate, in each case in proportion to the percentage of the principal collections derived from the related sub-group of loan group II for that payment date, until the note balances of the Class II-A notes in the aggregate or the Class II-B notes in the aggregate have been reduced to zero.

After either the Class II-A notes in the aggregate or the Class II-B notes in the aggregate are reduced to zero, all principal collections and interest collections received from both sub-groups that are allocated to the Class II notes will be distributed to the remaining class or classes of Class II notes, as described in the next paragraph, until their note balances have been reduced to zero.

Payments of principal that are allocated to the Class II-A notes will be paid sequentially to the Class II-A-6 notes and the Class II-A-7 notes until the outstanding note balance of that class has been reduced to zero. Payments of principal that are allocated to the Class II-B notes will be paid sequentially to the Class II-A-1 notes, the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes and the Class II-A-5 notes until the outstanding note balance of that class has been reduced to zero.

Because principal payments on the Class II notes in respect of liquidation loss distribution amounts and overcollateralization increase amounts will be allocated between the Class II-A notes in the aggregate and the Class II-B notes in the aggregate in proportion to the principal collections received from the related sub-group of loan group II, and not in proportion to the amount of liquidation loss amounts on mortgage loans in the related sub-group of loan group II or the amount of overcollateralization derived from that sub-group, excess interest collections from one sub-group of loan group II may be applied on any payment date to make principal payments to the Class II notes corresponding to the other sub-group of loan group II.



                                      S-19











Credit Enhancement

The credit enhancement provided for the benefit of the noteholders will consist of:

o    excess interest;

o overcollateralization and limited cross-collateralization between the related sub-groups in a loan group;

o limited cross-collateralization from mortgage loans in the other loan group; and

o    the related financial guaranty insurance policy.

We refer you to "The Enhancer" and "Description of the Policies" in this prospectus supplement.

Optional Redemption

A principal payment may be made to redeem either the Class I notes or the Class II notes upon the exercise by the servicer of its option to purchase the mortgage loans after (i) with respect to loan group I, the aggregate note balance of the Class I notes is reduced to an amount less than 10% of the initial aggregate Class I note balance or (ii) with respect to loan group II, the aggregate principal balance of the mortgage loans in loan group II is reduced to an amount less than 10% of the sum of the initial aggregate principal balance of the initial mortgage loans in such loan group and the initial amount deposited in the pre-funding account for such loan group. The purchase price payable by the servicer for the mortgage loans in the group subject to optional redemption will be the sum of:

o the aggregate outstanding principal balance of the mortgage loans in the group subject to optional redemption, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the payment date of this purchase, and the fair market value of real estate acquired by foreclosure;

o an amount equal to any interest shortfalls for the related classes of notes plus accrued and unpaid interest on these interest shortfalls; and

o    all amounts due and owing the enhancer related to such class of notes.

We refer you to "Description of the Securities--Maturity and Optional Redemption" in this prospectus supplement and "The Agreements--Termination; Retirement of Securities" in the attached prospectus for further information.

ERISA Considerations

The term notes are eligible for purchase by pension, profit-sharing or other employee benefit plans as well as individual retirement accounts and Keogh plans. However, any fiduciary or other investor of assets of a plan that proposes to acquire or hold the term notes on behalf of or with assets of any plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and section 4975 of the Internal Revenue Code of 1986, as amended, to the proposed investment.

We refer you to "ERISA Considerations" in this prospectus supplement and in the attached prospectus for further information.


                                      S-20











Material Federal Income Tax Considerations

In the opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel to the depositor, for federal income tax purposes, the Class I notes will be characterized as indebtedness, and neither the issuer, nor any portion of the issuer as created and governed pursuant to the terms and conditions of the trust agreement, will be characterized as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes, or as a "taxable mortgage pool" within the meaning of section 7701(i) of the Internal Revenue Code of 1986, as amended. In addition, each noteholder, by its acceptance of a Class I note, will agree to treat that Class I note as debt for federal, state and local tax purposes.

The depositor will elect to treat the pool of mortgage loans in loan group II as two real estate mortgage investment conduits. The Class II notes will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes. You will be required to include in income all interest and original issue discount, if any, on such Class II notes in accordance with the accrual method of accounting regardless of your usual methods of accounting. For federal income tax purposes, each class of Class R certificates will be the sole residual interest in one of the two real estate mortgage investment conduits.

For further information regarding material income tax considerations in respect of an investment in the term notes, we refer you to "Material Federal Income Tax Considerations" and "State and Other Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences" and "State and Other Tax Consequences" in the attached prospectus.

Ratings

It is a condition to the issuance of the term notes that they receive the ratings shown on pages S-6-7 of this prospectus supplement. A security rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of the mortgage loans or draws on the home equity revolving credit line loans, the likelihood of the receipt of any amounts in respect of interest shortfalls or any corresponding effect on the yield to investors.

We refer you to "Yield and Prepayment Considerations" and "Ratings" in this prospectus supplement for further information.



                                      S-21











                                  Risk Factors

         The term notes are not suitable investments for all investors. In particular, you should not purchase the term notes unless you understand the prepayment, credit, liquidity and market risks associated with the term notes.

         The term notes are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

         You should carefully consider, among other things, the following factors in connection with the purchase of the term notes.

The mortgaged properties might     Although the mortgage loans are secured by liens
not be adequate security for the   on mortgaged properties, this  collateral may
mortgage loans                     not give assurance of repayment of the mortgage loans
                                   comparable to the assurance of repayment that many
                                   first lien lending programs provide, and the
                                   mortgage loans, especially those with high
                                   combined loan-to-value ratios, may have risk
                                   of repayment characteristics more similar to
                                   unsecured consumer loans.

                                   Approximately 92.23% and 93.17% (by aggregate principal balance as of the cut-off date) of the initial mortgage loans in Loan Group I and Loan Group II, respectively, are secured by second mortgages that are subordinate to the rights of the mortgagee under a senior mortgage or mortgages. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding principal balance of these mortgage loans only to the extent that the claims of the senior mortgages have been satisfied in full, including any related foreclosure costs. If the servicer determines that it would be uneconomical to foreclose on the related mortgaged property, the servicer may write off the entire outstanding principal balance of the related mortgage loan. These considerations will be particularly applicable to mortgage loans secured by second mortgages that have high combined loan-to-value ratios because, in these cases, the servicer is more likely to determine that foreclosure would be uneconomical. These losses will be borne by holders of the related classes of term notes if the applicable credit enhancement is insufficient to absorb them.



                                      S-22












                                   Defaults on mortgage loans are generally expected to occur with greater frequency in their early years. The rate of default of mortgage loans secured by junior mortgages may be greater than that of mortgage loans secured by senior mortgages on comparable properties.

                                   We cannot assure you that the values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market experiences an overall decline in value, this could extinguish the value of the interest of a junior mortgagee in the mortgaged property before having any adverse effect on the interest of the related senior mortgagees.


Dependency on the                  As a result of the above considerations, the
creditworthiness of                underwriting standards and procedures
the mortgagors.                    applicable to the mortgage loans, as well as
                                   the repayment prospects of the mortgage
                                   loans, may be more dependent on the
                                   creditworthiness of the borrower and less
                                   dependent on the adequacy of the mortgaged
                                   property as collateral than would be the case
                                   under many first lien lending programs. As to
                                   the home equity revolving credit line loans,
                                   future changes in the borrower's economic
                                   circumstances will have a significant effect
                                   on the likelihood of repayment, since
                                   additional draws on the home equity revolving
                                   credit line loans may be made by the borrower
                                   in the future up to the applicable credit
                                   limit. Although the home equity revolving
                                   credit line loans are generally subject to
                                   provisions whereby the servicer may reduce
                                   the applicable credit limit as a result of a
                                   material adverse change in the borrower's
                                   economic circumstances, the servicer
                                   generally will not monitor for these changes
                                   and may not become aware of them until after
                                   the borrower has defaulted. Under certain
                                   circumstances, a borrower with a home equity
                                   revolving credit line loan may draw his
                                   entire credit limit in response to personal
                                   financial needs resulting from an adverse
                                   change in circumstances.

                                   Under the home equity program of GMACM
                                   relating to the home equity revolving credit line loans, GMACM generally qualifies mortgagors based on an assumed payment that reflects a loan rate significantly lower than the related maximum loan rate. The repayment of any home equity revolving credit line loan may thus be dependent on the ability of the related mortgagor to make larger interest payments if the loan rate of the related mortgage loan is adjusted during the life of the home equity revolving credit line loan.


                                      S-23











                                   Future changes in a borrower's economic
                                   circumstances may result from a variety of unforeseeable personal factors, including loss of employment, reduction in income, illness and divorce. Any increase in prevailing market interest rates may adversely affect a borrower by increasing debt service on the related home equity revolving credit line loan or other similar debt of the borrower. In addition, changes in the payment terms of any related senior mortgage loan may adversely affect the borrower's ability to pay principal and interest on the senior mortgage loan. For example, these changes may result if the senior mortgage loan is an adjustable rate loan and the interest rate on the loan increases, which may occur with or without an increase in prevailing market interest rates if the increase is due to the phasing out of a reduced initial rate. Specific information about these senior mortgage loans, other than the amount of these loans at origination of the corresponding mortgage loan, is not available, and we are not including it in this prospectus supplement.

                                   General economic conditions, both on a
                                   national and regional basis, will also have an impact on the ability of borrowers to repay their mortgage loans. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, as a result, will experience higher rates of loss and delinquency than mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, power shortages, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. You should note that approximately 25.08% and 17.99% (by aggregate principal balance as of the cut-off date) of the initial mortgage loans in Loan Group I are secured by mortgaged properties located in the states of California and Michigan, respectively, and approximately 37.02% and
                                   6.88% (by aggregate principal balance as of the cut-off date) of the initial mortgage loans in Loan Group II are secured by mortgaged properties located in the states of California and Massachusetts. In addition, any change in the deductibility for federal income tax purposes of interest payments on home equity loans may also have an adverse impact on the ability of borrowers to repay their mortgage loans.


                                      S-24











Loan rates may reduce              The note rate on each class of Class 1 notes,
the note on the Class I            the Class II-A-1 notes and the Class II-A-6 notes
notes, the Class II-A-1            will be a floating rate based on LIBOR, generally
notes and the Class II-A-6 notes.  limited by the weighted average net loan rate on the mortgage loans in the related sub-group, minus
                                   0.50% for the Class I notes beginning on the
                                   13th payment date, and, in the case of the Class I
                                   notes, a maximum note rate of 13.00% per annum.
                                   The loan rates of the home equity revolving
                                   credit line loans, which are part of loan
                                   group I, adjust based on a different index.
                                   The loan rates of the home equity loans,
                                   which are part of both loan groups, are fixed.
                                   As such, if LIBOR rises, the holders of
                                   the Class I notes, Class II-A-1 notes and
                                   the Class II-A-6 notes could receive interest
                                   at a rate less than LIBOR plus the specified
                                   margin due to these limitations on the note
                                   rate. In addition, the weighted average loan
                                   rate of the related mortgage loans will
                                   change, and may decrease over time due to
                                   scheduled amortization of the mortgage loans,
                                   prepayments of mortgage loans, transfers to
                                   the issuer of subsequent mortgage loans and
                                   removal of mortgage loans by the sellers.
                                   We cannot assure you that the weighted average
                                   loan rate of the mortgage loans in any sub-
                                   group will not decrease after the date of
                                   initial issuance of the notes.

                                   The holders of the Class I notes, Class
                                   II-A-1 notes and Class II-A-6 notes will be entitled to recover interest shortfalls, in excess of the related weighted average net loan rate cap, up to 13.00% per annum in the case of the Class I notes, on any payment date from excess cash flow from the related loan group, if any, available for that purpose, notwithstanding, in the case of the Class II-A-1 and Class II-A-6 notes, that the principal balances of such classes have been reduced to zero. No assurance can be given that there will be excess cash flow available to make such interest payments. The related policy does not cover any interest shortfalls on the notes that result from an application of the related weighted average net loan rate cap.

The weighted average               The note rate on the Class II-A-4 notes,
net loan rate cap may              Class II-A-5 notes and Class II-A-7 notes are
reduce the note rate on            also subject to a cap equal to the weighted
the Class II-A-4 notes,            average net loan rate of the mortgage loans
Class II-A-5 notes and             in the related sub-group. The prepayment of
Class II-A-7 notes                 mortgage loans with higher mortgage rates
                                   will increase the likelihood that the related
                                   class or classes of Class II notes will be
                                   subject to the related cap, particularly
                                   after the rates on certain of the specified
                                   Class II notes increase by 0.50% per annum
                                   after the optional termination date. The
                                   holders of the related Class II notes will be
                                   entitled to recover interest shortfalls on
                                   any payment date from excess cash flow from
                                   the related loan group, if available. No
                                   assurance can be given that excess cash flow
                                   will be available to make such interest
                                   payments. The related policy does not cover
                                   any interest shortfalls on the notes that
                                   result from an application of the related
                                   weighted average net loan rate cap.

                                      S-25












Yield and prepayment               The yield to maturity of term notes will
considerations on the              depend on the rate and timing of principal
term notes.                        payments, including payments in excess of
                                   required installments, prepayments or
                                   terminations, liquidations and repurchases,
                                   on the mortgage loans in the related loan
                                   group, the rate and timing of draws on the
                                   related home equity revolving credit line
                                   loans in the case of the Class I notes, and
                                   the price you pay for your term notes. This
                                   yield may be adversely affected by a higher
                                   or lower than anticipated rate of principal
                                   payments or draws on the related home equity
                                   revolving credit line loans. The mortgage
                                   loans may be prepaid in full or in part
                                   without penalty. The rate and timing of
                                   defaults on the mortgage loans in a loan
                                   group will also affect the yield to maturity
                                   of the related class of term notes.

                                   During the revolving period for the Class I notes, if the sellers do not sell enough additional balances on the mortgage loans and/or subsequent mortgage loans to the issuer, the issuer will not fully apply amounts on deposit in the funding account to the purchase of additional balances on the mortgage loans and subsequent mortgage loans by the end of the revolving period. These remaining amounts will be paid to the holders of the related class of Class I notes as principal on the first payment date following the end of the revolving period for the Class
                                   I notes. See "Yield and Prepayment
                                   Considerations" in this prospectus
                                   supplement.

Limitations on the                 We cannot assure you that, at any particular
repurchase or                      time, a seller will be able, financially or
replacement of                     otherwise, to repurchase or replace defective
defective mortgage                 mortgage loans as described in this
loans by the sellers.              prospectus supplement. Events relating to a
                                   seller and its operations could occur that
                                   would adversely affect the financial ability
                                   of the seller to repurchase defective
                                   mortgage loans from the issuer, including the
                                   termination of borrowing arrangements that
                                   provide the seller with funding for its
                                   operations, or the sale or other disposition
                                   of all or any significant portion of the
                                   seller's assets. If the sellers do not
                                   repurchase or replace a defective mortgage
                                   loan, then the servicer, on behalf of the
                                   issuer, will try to recover the maximum
                                   amount possible with respect to that
                                   defective mortgage loan, and any resulting
                                   delay or loss will be borne by the
                                   noteholders, to the extent that the related
                                   credit enhancement does not cover this delay
                                   or loss.


                                      S-26












Possible variations in             Each subsequent mortgage loan will satisfy the
the subsequent mortgage            eligibility criteria referred to in this prospectus
loans from the initial             supplement at the time either seller transfers
mortgage loans.                    it to the issuer. However, the sellers may originate
                                   or acquire subsequent mortgage loans using credit
                                   criteria different from those it applied to the
                                   initial mortgage loans. As such, these
                                   subsequent mortgage loans may be of a
                                   different credit quality from the initial
                                   mortgage loans. Thus, after the transfer of
                                   subsequent mortgage loans to the issuer, the
                                   aggregate characteristics of the mortgage
                                   loans in each loan group may vary from those
                                   of the initial mortgage loans in each loan
                                   group. See "Description of the Mortgage
                                   Loans--Conveyance of Subsequent Mortgage
                                   Loans; the Pre-Funding Account and the
                                   Funding Account" in this prospectus
                                   supplement.

 Legal considerations present      The mortgage loans are secured by mortgages.
 certain risks                     With respect to mortgage loans that are
                                   secured by first mortgages, the servicer may,
                                   under certain circumstances, agree to a new
                                   mortgage lien on the related mortgaged
                                   property having priority over that mortgage.
                                   Mortgage loans secured by second mortgages
                                   are entitled to proceeds that remain from the
                                   sale of the related mortgaged property after
                                   any senior mortgage loans and prior statutory
                                   liens have been satisfied. If these proceeds
                                   are insufficient to satisfy these senior
                                   loans and prior liens in the aggregate, the
                                   issuer, and accordingly, the holders of the
                                   related classes of notes, will bear the risk
                                   of delay in distributions while the servicer
                                   obtains a deficiency judgment, to the extent
                                   available in the related state, against the
                                   related mortgagor, and also bear the risk of
                                   loss if the servicer cannot obtain or realize
                                   upon that deficiency judgment. See "Certain
                                   Legal Aspects of the Loans" in the
                                   prospectus.

 Bankruptcy proceedings            The transfer of the mortgage loans from the
 could delay or reduce             sellers to the depositor is intended by the
 distributions on                  parties and has been documented as a sale.
 the notes.                        However, if a seller were to become bankrupt,
                                   a trustee in bankruptcy could attempt to
                                   recharacterize the sale of the mortgage loans
                                   as a loan secured by the mortgage loans or to
                                   consolidate the mortgage loans with the assets
                                   of the seller. Any such attempt could result
                                   in a delay in or reduction of collections on
                                   the mortgage loans available to make payments
                                   on the notes.

                                   If the servicer becomes bankrupt or
                                   insolvent, the related bankruptcy trustee, conservator or receiver may have the power to prevent the appointment of a successor servicer.



                                      S-27











The option of the                  In certain instances in which a mortgagor of
servicer to repurchase             a mortgage loan in loan group I either:
mortgage loans in loan
group I could result in
an increase in prepayments.        o     requests an increase in the credit
                                         limit on the related home equity
                                         revolving credit line loan above the
                                         limit stated in the credit line
                                         agreement;

                                   o     requests to place a lien on the related
                                         mortgaged property senior to the
                                         lien of the related mortgage loan; or

                                   o     refinances the senior lien resulting in
                                         a combined loan-to-value ratio
                                         above the previous combined
                                         loan-to-value ratio for that loan;

                                   then the servicer will have the option to repurchase from the trust estate the related mortgage loan at a price equal to the principal balance of that mortgage loan at the time of repurchase, plus accrued and unpaid interest thereon to the date of repurchase. There are no limitations on the frequency of these repurchases or the characteristics of the mortgage loans so repurchased. These repurchases may cause an increase in prepayments on the mortgage loans in loan group I, which may reduce the yield on the Class I notes. In addition, these repurchases may affect the characteristics of the mortgage loans in loan group I in the aggregate with respect to loan rates and credit quality.

Limitations of, and the            Credit enhancement will be provided for the
possible reduction and             term notes in the form of:
substitution of, credit
enhancement                        o     excess interest collections from the
                                         related group of mortgage loans, if
                                         available;

                                   o     overcollateralization and limited
                                         cross-collateralization between the
                                         related sub-groups;

                                   o     limited cross-collateralization from
                                         the mortgage loans in the other
                                         loan group; and

                                   o the related policy, to the limited extent described in this prospectus supplement.

                                   None of the sellers, the depositor, the
                                   servicer, the indenture trustee or any of their respective affiliates will be required to take any other action to maintain, or have any obligation to replace or supplement, this credit enhancement or any rating of the term notes. To the extent that losses are incurred on the mortgage loans that are not covered by excess interest collections, overcollateralization, cross-collateralization or the related policy, securityholders, including the holders of the term notes, will bear the risk of those losses.


                                      S-28












Social, economic and other         The ability of the issuer to purchase subsequent
factors could affect the           mortgage loans is largely dependent upon whether
purchase of subsequent             mortgagors perform their payment and other obligations
mortgage loans.                    required by the related mortgage loans in order that
                                   those mortgage loans meet the specified
                                   requirements for transfer on a subsequent
                                   transfer date as a subsequent mortgage loan.
                                   The performance by these mortgagors may be
                                   affected as a result of a variety of social
                                   and economic factors. Economic factors include
                                   interest rates, unemployment levels, the rate
                                   of inflation and consumer perception of economic
                                   conditions generally. However, we cannot
                                   predict whether or to what extent economic or
                                   social factors will affect the performance by
                                   the related mortgagors and the availability
                                   of subsequent mortgage loans.

 Limited liquidity of the term     A secondary market for the term notes may not develop.
 notes may limit the ability       Even if a secondary market does develop, it might
 to sell the term notes or         not provide you with liquidity of investment
 realize a desired yield.          or continue for the life of the term notes.
                                   Neither the underwriters nor any other person will
                                   have any obligation to make a secondary market in the
                                   term notes. Illiquidity means investors may
                                   not be able to find a buyer for the term
                                   notes readily or at prices that will enable
                                   them to realize a desired yield. Illiquidity
                                   can have a severe adverse effect on the
                                   market value of the term notes.

The limited assets of the trust    The term notes will be payable solely from the assets
fund for making payments on the    of the trust fund. There can be no assurance that
term notes may not be              the market value of the assets in the trust fund
sufficient to distribute all       will be equal to or greater than the total
payments due on the term notes.    principal amount of the term notes outstanding,
                                   plus accrued interest. Moreover, if the
                                   assets of the trust fund are ever sold, the sale
                                   proceeds will be applied first to reimburse
                                   the indenture trustee, servicer and enhancer for
                                   their unpaid fees and expenses before any remaining
                                   amounts are distributed to noteholders.

                                   In addition, at the times specified in this prospectus supplement, mortgage loans in loan group I may be released to the holders of the group I certificates.

                                   Once released, those assets will no longer be available to make payments to noteholders.

                                   You will have no recourse against the
                                   depositor, the sellers and servicer, or any of their affiliates, if any required distribution on the term notes is not made or for any other default. The only obligations of the sellers with respect to the related trust fund or the term notes would result from a breach of the representations and warranties that the sellers may make concerning the trust assets.

                                      S-29












Amounts left in the pre-funding    Any amounts remaining in the pre-funding
account at the end of the          account at the end of the pre-funding period
pre-funding period will be         will be distributed as a prepayment of
used to prepay the term            principal to the holders of the related
notes.                             classes of term notes, except for up to
                                   $50,000 remaining in the pre-funding account
                                   and allocated to the mortgage loans in loan
                                   group I, which will be deposited in the
                                   funding account. As a result, the yield to
                                   maturity on your investment may be adversely
                                   affected.

The recording of mortgages in      The mortgages or assignments of mortgage for some
the name of MERS may affect the    of the mortgage loans may be recorded in the name
yield on the notes.                of Mortgage Electronic Registration Systems, Inc,
                                   or MERS, solely as nominee for the originator and
                                   its successors and assigns. Subsequent
                                   assignments of those mortgages are registered
                                   electronically through the MERS(R) System.
                                   The recording of mortgages in the name of
                                   MERS is a new practice in the mortgage
                                   lending industry. Public recording officers
                                   and others may have limited, if any,
                                   experience with lenders seeking to foreclose
                                   mortgages, assignments of which are
                                   registered with MERS. Accordingly, delays and
                                   additional costs in commencing, prosecuting
                                   and completing foreclosure proceedings and
                                   conducting foreclosure sales of the mortgaged
                                   properties could result. Those delays and
                                   additional costs could in turn delay the
                                   distribution of liquidation proceeds to
                                   noteholders and increase the amount of losses
                                   on the mortgage loans.

                                   For additional information regarding MERS and the MERS(R) System, see "Description of the Mortgage Loan Pool--Mortgage Pool
                                   Characteristics" and "Certain Yield and
                                   Prepayment Considerations" in this prospectus supplement and "Description of the
                                   Securities--Assignment of Loans" in the
                                   prospectus.




                                      S-30











                        Introduction

         The trust fund will be formed under the trust agreement, to be dated as of the closing date, between the depositor and the owner trustee. The issuer will issue $479,800,000 of GMACM Home Equity Loan-Backed Term Notes, Series 2001-HE2, Class I and $585,000,000 of GMACM Home Equity Loan-Backed Term Notes, Series 2001-HE2, Class II. These notes will be issued under the indenture, to be dated as of the closing date, between the issuer and the indenture trustee. In addition, under the indenture, the issuer will issue the GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2001-HE2, which will correspond to the Class I notes. Under the trust agreement, the issuer will issue four classes of GMACM Home Equity Loan-Backed Certificates, Series 2001-HE2. One class of certificates, or group I certificates, will correspond to the Class I notes. Three class of certificates, or group II certificates, will correspond to the Class II notes. The term notes and the variable funding notes are collectively referred to in this prospectus supplement as the notes. The notes and the certificates are collectively referred to in this prospectus supplement as the securities. Only the term notes are offered by this prospectus supplement.

         On the closing date, the depositor will deposit into the trust two groups of mortgage loans, that in the aggregate will constitute a mortgage pool. All of the initial mortgage loans will be sold by the sellers to the depositor, pursuant to the mortgage loan purchase agreement, or purchase agreement. The depositor will then transfer the mortgage loans to the trust pursuant to the trust agreement. The trust will be entitled to all payments of principal and interest in respect of the mortgage loans received on or after the cut-off date.

         We have defined certain significant terms in the section titled "Description of the Securities--Glossary of Terms" in this prospectus supplement. Capitalized terms used in this prospectus supplement but not defined in this prospectus supplement shall have the meanings assigned to them in the accompanying prospectus. The term "Payment Account" used in the prospectus corresponds to the term "Note Payment Account" as described in this prospectus supplement. The term "Funding Account" used in the prospectus corresponds to the term "Pre-Funding Account" as described in this prospectus supplement. The conveyance of the mortgage loans to the trust fund and the issuance of the notes described in this prospectus supplement is a "Designated Seller Transaction" as that term is used in the prospectus.

                        Description of the Mortgage Loans

General

         The statistical information presented in this prospectus supplement relates to the mortgage loans conveyed to the trust fund on the closing date, or initial mortgage loans. Unless otherwise indicated, all percentages set forth in this prospectus supplement are approximate and are based upon the outstanding principal balances of the initial mortgage loans as of the cut-off date. The "principal balance" of a mortgage loan, other than a liquidated mortgage loan, on any day is equal to the principal balance of that mortgage loan as of the cut-off date, plus (1) any additional balances in respect of the HELOCs conveyed to the trust fund, or any additional balances of mortgage loans in the trust fund, minus (2) all collections credited against the principal balance of that mortgage loan in accordance with the related credit line agreement or mortgage note, as applicable, prior to that day, exclusive of the pro rata portion thereof attributable to additional balances not conveyed to the trust fund during the Rapid Amortization Period for the Class I notes. The "principal balance" of a liquidated mortgage loan after final recovery of substantially all of the related liquidation proceeds which the servicer reasonably expects to receive will be zero.




                                      S-31











         Mortgage loans conveyed to the trust fund after the closing date, or subsequent mortgage loans, will be selected using generally the same criteria as that used to select the initial mortgage loans, and generally the same representations and warranties will be made with respect thereto. See "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account" in this prospectus supplement.

Initial HELOCs

         All of the initial HELOCs will be in Loan Group I. All of the initial HELOCs were originated or acquired by GMAC Mortgage Corporation or GMACM generally in accordance with the underwriting standards of GMACM. No more than 88.32% and 99.54% (by aggregate principal balance as of the cut-off date) of the initial HELOCs in sub-group I(A) and sub-group I(B), respectively, are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The mortgaged properties securing the initial HELOCs consist primarily of residential properties. As to 100.00% of the initial HELOCs, the borrower represented at the time of origination that the related mortgaged property would be owner occupied as a primary or second home.

         All percentages of the initial HELOCs described in this prospectus supplement are approximate percentages determined, except as otherwise indicated, by the aggregate principal balance as of the cut-off date of the initial HELOCs.

         The principal balance as of the cut-off date of the initial HELOCs in sub-group I(A) is $109,820,658.02. With respect to the initial HELOCs in sub-group I(A):

o as of the cut-off date, no initial HELOC in sub-group I(A) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $21,550.36;

o        the minimum principal balance as of the cut-off date is $12.53;

o        the maximum principal balance as of the cut-off date is $249,910.00;

o the lowest loan rate and the highest loan rate on the cut-off date are 7.000% and 12.125% per annum, respectively;

o the weighted average fully indexed loan rate on the cut-off date is approximately 8.341% per annum;

o the minimum and maximum CLTV Ratios as of the cut-off date are 5.00% and 100.00%, respectively;

o the weighted average CLTV Ratio based on the principal balance as of the cut-off date of any initial HELOC in sub-group I(A) is approximately 76.90% as of the cut-off date;

o the latest scheduled maturity of any initial HELOC in sub-group I(A) is June 24, 2026; and

o with respect to approximately 25.68% and approximately 17.12% of the initial HELOCs in sub-group I(A), the related mortgaged properties are located in the States of Michigan and California, respectively.

         The principal balance as of the cut-off date of the initial HELOCs in sub-group I(B) is $125,038,084.94. With respect to the initial HELOCs in sub-group I(B):

o as of the cut-off date, no initial HELOC in sub-group I(B) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $53,641.39;

o        the minimum principal balance as of the cut-off date is $1,000.00;


                                      S-32













o        the maximum principal balance as of the cut-off date is $750,552.49;

o the lowest loan rate and the highest loan rate on the cut-off date are 7.000% and 12.125% per annum, respectively;

o the weighted average fully indexed loan rate on the cut-off date is approximately 8.123% per annum;

o the minimum and maximum CLTV Ratios as of the cut-off date are 17.66% and 100.00%, respectively;

o the weighted average CLTV Ratio based on the principal balance as of the cut-off date of the initial HELOCs in sub-group I(B) is approximately 78.16% as of the cut-off date;

o the latest scheduled maturity of any initial HELOC in sub-group I(B) is May 2, 2026; and

o with respect to approximately 27.11% and approximately 26.45% of the initial HELOCs in sub-group I(B), the related mortgaged properties are located in the States of California and Michigan, respectively.

         As used in this prospectus supplement, a mortgage loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the next following monthly due date. However, since the determination as to whether a mortgage loan falls into this category is made as of the close of business on the last business day of each month, a mortgage loan with a payment due on June 1 that remained unpaid as of the close of business on June 30 would still be considered current as of June 30. If that payment remained unpaid as of the close of business on July 31, the mortgage loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented in this prospectus supplement as of the cut-off date is determined and prepared as of the close of business on the last business day immediately prior to the cut-off date.

Loan Terms of the HELOCs

         Interest on each HELOC is calculated based on the average daily balance outstanding during the related billing cycle.

         Each HELOC has a loan rate that is subject to adjustment on each adjustment date, as specified in the related credit line agreement or mortgage note, to equal the sum of:

o        the index; and

o        the gross margin;

provided, however, that the loan rate on each initial HELOC will in no event be greater than the maximum loan rate.

         The index for each HELOC is the "prime rate" (or high point of any range of "prime rates") established by the financial institutions surveyed by The Wall Street Journal in publishing its "Money Rates" (or any replacement) Table or, if such rate is not available, a substitute rate selected in accordance with the related credit line agreement or mortgage note, as applicable.

         As of the cut-off date, none of the initial HELOCs have a loan rate below the Teaser Rate. With respect to approximately 46.12% and 50.47% of the initial HELOCs in sub-group I(A) and sub-group I(B), respectively, the Teaser Rate will be equal to the prime rate less 1.00%.

         With respect to approximately 46.10% and 57.65% of the initial HELOCs in sub-group I(A) and sub-group I(B), respectively, the gross margin is adjustable from time to time based on the then outstanding balance. These adjustments are 0.25% for balances of $25,000.01 through $50,000.00 and 0.50% for balances of $50,000.01 or greater.


                                      S-33













         In certain instances, the gross margins with respect to the initial HELOCs have been discounted based on specific employee status with GM or its subsidiaries at the time of origination of the initial HELOC, with no adjustment in the event of any change in the status of the borrower.

         Each initial HELOC was either a 25-year mortgage loan, 20-year mortgage loan, 15-year mortgage loan, 10-year mortgage loan or 5-year mortgage loan. The related mortgagor for each initial HELOC may make a draw at any time during the Draw Period. In addition, with respect to certain of the initial HELOCs, the related mortgagor will not be permitted to make any draw during the related Repayment Period. The Draw Period and the Repayment Period vary for the initial HELOCs based on each loan's CLTV Ratio at origination, state of origination and original term to maturity. The 25-year mortgage loans, which comprise approximately 35.70% and 18.06% of the initial HELOCs in sub-group I(A) and sub-group I(B), respectively, have a Draw Period of 15 years and a Repayment Period of 10 years. With respect to substantially all of the 15-year mortgage loans, the Draw Period is 5 years and the Repayment Period is 10 years. With respect to the 10-year mortgage loans and 5-year mortgage loans, the Draw Period will generally be the entire term of the loan and there will be no Repayment Period. The entire outstanding principal balance of each HELOC with no Repayment Period will be due on the maturity date of the HELOC.

         The maximum amount of each draw with respect to any HELOC is equal to the excess, if any, of the credit limit of that HELOC over the outstanding principal balance under the related credit line agreement at the time of that draw. Each HELOC may be prepaid in full or in part at any time and without penalty, but with respect to each HELOC, the related mortgagor will have the right during the related Draw Period to make a draw in the amount of any prepayment theretofore made with respect to that HELOC. Each mortgagor generally will have access to make draws by check, subject to applicable law. Generally, the credit line agreement or mortgage related to each HELOC will, subject to applicable law, contain a customary "due-on-sale" clause.

         As to each HELOC, the mortgagor's right to receive draws during the Draw Period may be suspended, or the related credit limit may be reduced, for cause under a number of circumstances, including, but not limited to:

o        a materially adverse change in the mortgagor's financial circumstances;

o a decline in the value of the mortgaged property significantly below its appraised value at origination; or

o        a payment default by the mortgagor.

However, generally such suspension or reduction will not affect the payment terms for previously drawn balances. The servicer, GMAC Mortgage Corporation, will have no obligation under the servicing agreement to investigate as to whether any such circumstances have occurred and may have no knowledge of them. Therefore, there can be no assurance that any mortgagor's ability to receive draws will be suspended or reduced in the event that the foregoing circumstances occur.

         In the event of default under a HELOC, the HELOC may be terminated and declared immediately due and payable in full. For this purpose, a default includes, but is not limited to:

o        the mortgagor's failure to make any payment as required;

o any action or inaction by the mortgagor that adversely affects the mortgaged property or the rights in the mortgaged property; or

o fraud or material misrepresentation by a mortgagor in connection with the HELOC.


                                      S-34











         Prior to the related Repayment Period or prior to the date of maturity for loans without a Repayment Period, the mortgagor for each HELOC will be obligated to make monthly payments thereon in a minimum amount that generally will be equal to the finance charge applicable to that mortgage loan for the related billing cycle. Except as described below, if that loan has a Repayment Period, during that period, the mortgagor will be obligated to make monthly payments consisting of principal installments which would substantially amortize the principal balance by the maturity date, plus current finance charges and the sum of any unpaid fees, insurance premiums and other charges, if any. In addition, certain mortgagors will be required to pay an annual fee of up to $35. Payments made by or on behalf of the mortgagor for each HELOC will be applied to any unpaid finance charges that are due thereon, prior to application, to any unpaid principal outstanding.

         None of the initial HELOCs are insured by mortgage insurance policies covering all or a portion of any losses on each loan, subject to certain limitations.

         For a description of certain additional characteristics of the initial HELOCs in Loan Group I as of the cut-off date, see Appendix I to this prospectus supplement.

Initial HELs

         Both Loan Group I and Loan Group II will include HELs. The initial HELs were originated or acquired by GMACM, generally in accordance with the underwriting standards of GMACM. The initial HELs are fixed rate, closed-end home equity loans evidenced by the related mortgage notes and secured by the related mortgages on the related mortgaged properties. Approximately 88.73%, 88.06%, 76.53% and 100.00% of the initial HELs in sub-group I(A), sub-group I(B), sub-group II(A) and sub-group II(B), respectively (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The mortgaged properties securing the initial HELs consist primarily of residential properties. As to 100.00% of the initial HELs, the borrower represented at the time of origination that the related mortgaged property would be owner occupied as a primary or second home.

         All percentages of the initial HELs described in this prospectus supplement are approximate percentages determined, unless otherwise indicated, by the aggregate principal balance as of the cut-off date of the initial HELs. The aggregate principal balance as of the cut-off date of the initial HELs in sub-group I(A) and sub-group I(B) is $58,910,942.21 and $67,059,600.74, respectively, and the aggregate principal balance as of the cut-off date of the initial HELs in sub-group II(A) and sub-group II(B) is $128,025,179.28 and $311,922,142.46, respectively.

Loan Terms of the HELs

         The loan rate of each initial HEL is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note. The loan rate borne by each initial HEL is fixed as of the date of origination of that initial HEL.

         Interest on substantially all of the HELs is computed on an actuarial basis, and the remainder are computed on a simple interest basis. For a description of simple interest loans, see "The Trusts--Characteristics of Loans--Simple Interest Loans" in the prospectus. The amount of the daily interest is equal to the annual interest rate divided by the number of days in the year times the outstanding principal balance.

         Each initial HEL had a term to maturity from the date of origination of not more than 360 months. The initial HELs provide for substantially equal payments in an amount sufficient to amortize the HELs over their terms, except for some of the initial HELs which have balloon amounts due at maturity.


                                      S-35













With respect to the initial HELs in sub-group I(A):

o as of the cut-off date, no initial HEL in sub-group I(A) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $33,245.45;

o        the minimum principal balance as of the cut-off date is $7,401.23;

o        the maximum principal balance as of the cut-off date is $135,057.83;

o the lowest loan rate and the highest loan rate on the cut-off date are 6.125% and 13.625% per annum, respectively;

o the weighted average loan rate on the cut-off date is approximately 8.909% per annum;

o        1.26% of the initial HELs in sub-group I(A) are balloon mortgage loans;

o the minimum and maximum CLTV Ratios as of the cut-off date are 6.64% and 100.00% respectively;

o the weighted average CLTV Ratio based on the aggregate principal balance as of the cut-off date of the initial HELs in sub-group I(A) is approximately 74.95%;

o the latest scheduled maturity of any initial HEL in sub-group I(A) is May 1, 2026; and

o with respect to 28.80% and 7.33% of the initial HELs in sub-group I(A), the related mortgaged properties are located in the States of California and New York, respectively.

With respect to the initial HELs in sub-group I(B):

o as of the cut-off date, no initial HEL in sub-group I(B) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $32,840.16;

o        the minimum principal balance as of the cut-off date is $7,148.20;

o        the maximum principal balance as of the cut-off date is $119,955.50;

o the lowest loan rate and the highest loan rate on the cut-off date are 5.990% and 12.750% per annum, respectively;

o the weighted average loan rate on the cut-off date is approximately 8.917% per annum;

o        1.11% of the initial HELs in sub-group I(B) are balloon mortgage loans;

o the minimum and maximum CLTV Ratios as of the cut-off date are 5.73% and 100.00% respectively;

o the weighted average CLTV Ratio based on the aggregate principal balance as of the cut-off date of the initial HELs in sub-group I(B) is approximately 74.31%;

o the latest scheduled maturity of any initial HEL in sub-group I(B) is June 1, 2026; and

o with respect to 31.07% and 7.60% of the initial HELs in sub-group I(B), the related mortgaged properties are located in the States of California and New York, respectively.


                                      S-36











With respect to the initial HELs in sub-group II(A):

o as of the cut-off date, no initial HEL in sub-group II(A) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $28,756.78;

o        the minimum principal balance as of the cut-off date is $3,376.16;

o        the maximum principal balance as of the cut-off date is $200,000.00;

o the lowest loan rate and the highest loan rate on the cut-off date are 5.990% and 14.990% per annum, respectively;

o the weighted average loan rate on the cut-off date is approximately 8.928% per annum;

o approximately 0.88% of the initial HELs in sub-group II(A) are balloon mortgage loans;

o the minimum and maximum CLTV Ratios as of the cut-off date are 2.39% and 100.00% respectively;

o the weighted average CLTV Ratio based on the aggregate principal balance as of the cut-off date of the initial HELs in sub-group II(A) is approximately 69.27%;

o the latest scheduled maturity of any initial HEL in sub-group II(A) is June 1, 2026; and

o with respect to 14.49% and 7.45% of the initial HELs in sub-group II(A), the related mortgaged properties are located in the States of California and Texas, respectively.

With respect to the initial HELs in sub-group II(B):

o as of the cut-off date, no initial HEL in sub-group II(B) is 30 days or more delinquent;

o        the average principal balance as of the cut-off date is $46,708.92;

o        the minimum principal balance as of the cut-off date is $3,071.34;

o        the maximum principal balance as of the cut-off date is $249,368.66;

o the lowest loan rate and the highest loan rate on the cut-off date are 6.375% and 14.550% per annum, respectively;

o the weighted average loan rate on the cut-off date is approximately 8.886% per annum;

o approximately 10.69% of the initial HELs in sub-group II(B) are balloon mortgage loans;

o the minimum and maximum CLTV Ratios as of the cut-off date are 12.19% and 100.00% respectively;

o the weighted average CLTV Ratio based on the aggregate principal balance as of the cut-off date of the initial HELs in sub-group II(B)is approximately 79.17%;

o the latest scheduled maturity of any initial HEL sub-group II(B) is May 30, 2031; and

o with respect to 46.26% and 9.04% of the initial HELs in sub-group II(B), the related mortgaged properties are located in the States of California and Massachusetts, respectively.

         For a description of certain additional characteristics of the initial HELs in each of sub-group I(A), sub-group I(B), sub-group II(A) and sub-group II(B) as of the cut-off date, see Appendix I to this prospectus supplement.


                                      S-37












The Mortgage Loan Sub-Groups

         The initial mortgage loans in Loan Group I and Loan Group II will each be further divided into two sub-groups as follows:

(1) The first sub-group of each of Loan Group I and Loan Group II, or sub-group I(A) and sub-group II(A), respectively, will consist of mortgage loans which had principal balances or credit limits at origination which, when added together with the principal balance of the related first lien, if any, are less than or equal to the conforming balance. The conforming balance for mortgage loans secured by a single family property is $275,000 for all home loans other than those originated in Alaska, Hawaii, Guam and the U.S. Virgin Islands, for which it is $412,500. The conforming balance is higher for mortgage loans secured by two- to four-family properties.

         Any subsequent mortgage loans that are HELOCs or HELs and included in sub-group I(A) or sub-group II(A) will also satisfy the above requirements.

(2) The second sub-group of each of Loan Group I and Loan Group II, or sub-group I(B) and sub-group II(B), respectively, will include mortgage loans that meet and/or do not meet the restrictions applicable to the first sub-groups.

Payments on the Class I-A-1 notes and the Class I-A-2 notes will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group I(A) and sub-group I(B), respectively. The variable funding notes generally will be entitled to receive a portion of the collections on the mortgage loans in sub-group I(A) or sub-group I(B) depending on the sub-group into which the additional balances backing the variable funding notes are added. Payments on the Class II-A-6 notes and the Class II-A-7 notes (also referred to as the Class II-A notes) will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group II(A) and payments on the Class II-A-1 notes through the Class II-A-5 notes (also referred to as the Class II-B notes) will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group II(B).

Balloon Mortgage Loans

         Not more than 1.26%, 1.11%, 0.88% and 10.69% of the HELs in sub-group I(A), sub-group I(B), sub-group II(A) and sub-group II(B), respectively, require monthly payments of principal generally based on 30 year amortization schedules and have scheduled maturity dates of approximately 15 years from the due date of the first monthly payment, leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date. These HELS are called balloon mortgage loans and the payments due at maturity are called balloon amounts. The existence of a balloon amount generally will require the related mortgagor to refinance the balloon mortgage loan or to sell the mortgaged property on or prior to the scheduled maturity date. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition of the mortgagor, tax laws and prevailing general economic conditions. None of the depositor, the servicer or the trustee is obligated to refinance any balloon mortgage loan. Subject to the terms thereof, the related financial guaranty insurance policy will provide coverage on any losses incurred upon liquidation of a balloon mortgage loan arising out of or in connection with the failure of a mortgagor to pay the balloon amount.


                                      S-38











Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account

         The purchase agreement permits the issuer to acquire subsequent mortgage loans. Accordingly, the statistical characteristics of the entire pool of mortgage loans upon the acquisition of the subsequent mortgage loans may vary somewhat from the statistical characteristics of the initial mortgage loans as of the cut-off date as presented in this prospectus supplement. During the Revolving Period for the Class I notes, it is expected that subsequent mortgage loans acquired with amounts withdrawn from the Funding Account will consist primarily of HELOCs.

         Each subsequent mortgage loan will have been underwritten substantially in accordance with the criteria set forth in this prospectus supplement under "Description of the Mortgage Loans--Underwriting Standards." Subsequent mortgage loans will be transferred to the issuer pursuant to subsequent transfer agreements. In connection with the purchase of subsequent mortgage loans, on each date subsequent mortgage loans are conveyed to the trust fund, or subsequent transfer dates, the issuer will be required to pay to the seller from amounts on deposit in the Pre-Funding Account, the Custodial Account or the Funding Account a cash purchase price of 100% of the principal balance thereof. In each instance in which subsequent mortgage loans are transferred to the trust fund pursuant to a subsequent transfer agreement, the issuer will designate a cut-off date with respect to the subsequent mortgage loans acquired on that date. The amount paid from the Pre-Funding Account, the Custodial Account or the Funding Account, as applicable, on each subsequent transfer date will not include accrued interest on the subsequent mortgage loans. Following each subsequent transfer date, the aggregate principal balance of the mortgage loans will increase by an amount equal to the aggregate principal balance of the subsequent mortgage loans so acquired and the amount in the Pre-Funding Account, the Custodial Account or the Funding Account, as applicable, will decrease accordingly.

         Any conveyance of subsequent mortgage loans on a subsequent transfer date is subject to certain conditions including, but not limited to:

(1) each subsequent mortgage loan must satisfy the representations and warranties specified in the related subsequent transfer agreement and the purchase agreement;

(2) GMACM will select subsequent mortgage loans in a manner that it reasonably believes is not adverse to the interests of the holders of the term notes, the holders of the variable funding notes or the enhancer; and

(3) as of each subsequent cut-off date, each subsequent mortgage loan will satisfy the following criteria:


         o the subsequent mortgage loan may not be 30 or more days contractually delinquent as of the related subsequent cut-off date;

         o the original stated term to maturity of the subsequent mortgage loan will not exceed 360 months;

         o the lien securing any subsequent mortgage loan must be a first or second lien priority;

         o the subsequent mortgage loan must have an outstanding principal balance of at least $1,000 and no more than $750,000 as of the subsequent cut-off date;

         o the subsequent mortgage loan will be underwritten substantially in accordance with the criteria set forth under "Description of the Mortgage Loans--Underwriting Standards" in this prospectus supplement;

         o the subsequent mortgage loan must have a CLTV Ratio at origination of no more than 100%;

         o the subsequent mortgage loan shall not provide for negative amortization; and

                                      S-39











         o following the purchase of the subsequent mortgage loan by the issuer, the mortgage loans in the related Loan Group must have a weighted average loan rate, a weighted average remaining term to maturity and a weighted average CLTV Ratio at origination, as of each respective subsequent cut-off date, which would not vary materially from the mortgage loans included initially in that Loan Group.

         In addition, the indenture trustee will not agree to any transfer of subsequent mortgage loans without the approval of the enhancer, which approval shall not be unreasonably withheld; provided, however that the enhancer will provide notice of approval or disapproval within 5 business days or the subsequent mortgage loans will be deemed approved by the enhancer. Subsequent mortgage loans with characteristics materially varying from those set forth above may be purchased by the issuer and included in the trust fund with the approval of the enhancer; provided, however, that the addition of the subsequent mortgage loans will not materially affect the aggregate characteristics of the entire pool of mortgage loans.

         The Pre-Funding Account. The indenture trustee will establish the Pre-Funding Account and deposit approximately $264,023,392.35 therein on the closing date from the net proceeds of the sale of the securities. Approximately $55,624,399.77 will be allocated to purchasing home equity revolving credit line loans and home equity loans in sub-group I(A), $63,346,314.32 will be allocated to purchasing home equity revolving credit line loans and home equity loans in sub-group I(B), $42,210,497.08 will be allocated to purchasing home equity loans in sub-group II(A) and approximately $102,842,181.18 will be allocated to purchasing home equity loans in sub-group II(B). Monies in the Pre-Funding Account will be applied during the pre-funding period to purchase subsequent mortgage loans from the sellers. The Pre-Funding Account will be part of the trust fund, but monies on deposit therein will not be available to cover losses on or in respect of the mortgage loans. Any amounts on deposit in the Pre-Funding Account at the end of the pre-funding period will be transferred to the Note Payment Account and distributed as principal on the related class of notes on the next payment date, except that up to $50,000 allocated to Loan Group I may be transferred to the funding account described below. Monies on deposit in the Pre-Funding Account may be invested in permitted investments as provided in the servicing agreement. Net income on investment of funds in the Pre-Funding Account will be deposited into or credited to the Note Payment Account. There can be no assurance that a sufficient number of subsequent mortgage loans will be available for application of the entire amount on deposit in the Pre-Funding Account.

         The Funding Account. On the closing date, the indenture trustee will establish the funding account for the benefit of the Class I notes. On each payment date during the Revolving Period for the Class I notes, the servicer will deposit Principal Collections and Excess Spread (up to the amount necessary to increase the overcollateralizaton amount to the overcollateralization target amount) for the related sub-group in Loan Group I into the funding account, and will apply them first to buy additional balances arising under HELOCs in the related sub-group already included in the trust fund and thereafter to buy subsequent mortgage loans, to the extent they are available. During the Revolving Period, we expect that subsequent mortgage loans in Loan Group I will be primarily HELOCs. Principal Collections on deposit in the Custodial Account prior to deposit into the funding account may also be used to acquire additional balances and subsequent mortgage loans during the Revolving Period.

         The Class I notes will be subject to redemption in part on the payment date immediately succeeding the date on which the Revolving Period ends, in the event that any amounts remain on deposit in the Funding Account, exclusive of any investment earnings thereon, after giving effect to the purchase by the issuer of all subsequent mortgage loans and additional balances, including any purchase on the date on which the Revolving Period ends.



                                      S-40












         Purchase of Additional Balances. During the Managed Amortization Period for the Class I notes, the servicer will apply Principal Collections on the mortgage loans in Loan Group I to purchase additional balances created under the HELOCs, however no more subsequent mortgage loans will be purchased. During the Rapid Amortization Period for the Class I notes, no additional balances or subsequent mortgage loans will be purchased. Any collections in respect of draws made on HELOCs during the Rapid Amortization Period for the Class I notes, will be the property of GMACM and not the issuer and will not constitute a part of Principal Collections. All additional balances on the HELOCs that arise prior to the Rapid Amortization Period for the Class I notes, will be transferred directly from GMACM.

Underwriting Standards

         All of the mortgage loans will be originated or acquired by GMACM. All of the mortgage loans were underwritten generally in accordance with GMACM's underwriting standards. The following is a brief description of the underwriting standards and procedures applicable to the mortgage loans.

         GMACM's underwriting standards with respect to the mortgage loans generally will conform to those published in the GMACM underwriting guidelines, including the provisions of the GMACM underwriting guidelines applicable to the GMAC Mortgage Home Equity Program. The underwriting standards as set forth in the GMACM underwriting guidelines are continually revised based on prevailing conditions in the residential mortgage market and the market for mortgage securities.

         The underwriting standards set forth in the GMACM underwriting guidelines with respect to mortgage loans originated or acquired under the GMAC Mortgage Home Equity Program provide for varying levels of documentation. For fully documented loans, such as the "Standard" program, a prospective borrower is required to fill out a detailed application providing pertinent credit information, including tax returns if they are self-employed or received income from dividends and interest, rental properties or other income which can be verified via tax returns. In addition, a borrower may demonstrate income and employment directly by providing alternative documentation in the form of a pay stub and a W-2. For the "Standard" program, the borrower is required to provide an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. The borrower generally must show, among other things, a minimum of one year credit history reported on the credit report and that no mortgage delinquencies, thirty days or greater, in the past 12 months existed. Borrowers who have less than a 12 month first mortgage payment history may be subject to certain additional lending restrictions. In addition, under the GMACM Home Equity Program, generally borrowers with a previous foreclosure or bankruptcy within the past five years may not be allowed and a borrower generally must satisfy all judgments, liens and other legal actions with an original amount of $1,000 or greater prior to closing. Borrowers with a previous foreclosure or bankruptcy generally do not qualify for a loan unless extenuating credit circumstances beyond their control are documented. These loans require a drive-by appraisal or statistical property evaluation for property values of $500,000 or less, and a full appraisal for property values of more than $500,000 and for all three and four unit properties.

         Under the GMACM underwriting guidelines, loans may also be originated under the "Stated Income Program," a no income verification program for self-employed borrowers. For those loans, only a credit check and an appraisal are required. Those loans are generally limited to a loan amount of $50,000 or less, and are limited to primary residences. In addition, the borrower may be qualified under either the "No Income/No Appraisal" or "Stated Value" programs. Under such programs, a credit check is required, and the CLTV Ratio is limited to 80%, or in the case of GM and GM subsidiary employees under the "Family First Direct" program, 90%. In addition, under the "Family First Direct" program, the borrower is qualified on his or her stated income in the application and the CLTV Ratio is based on the Stated Value, except that with respect to CLTV Ratios over 80%, the borrower must supply evidence of value. The maximum loan amount under the "Family First Direct" program is generally limited to $275,000. In



                                      S-41












addition, under the "GM Expanded Family" program, certain extended family members of GM and GM subsidiary employees are eligible for streamlined processing. The maximum CLTV under this program is limited to 90% and the maximum loan amount is generally limited to $275,000. Under the "GM Expanded Family" program, salaried borrowers are required to submit a current paystub reflecting at least 30 days of year-to-date earnings. For self-employed borrowers under the "GM Expanded Family" program, a minimum of two years self employment and a copy of the prior year's tax returns are required. Asset verification consists of one month bank statements under the "GM Expanded Family" program. In addition, the borrower may be qualified under a "No Income Verification" program. Under that program, a credit check is required, and the CLTV Ratio is limited to 90%. The borrower is qualified based on the income stated on the application. Those loans are generally limited to an amount of $100,000 or less, and are limited to primary residences. Those loans require a drive-by appraisal or statistical property evaluation for property values of $500,000 or less, and a full appraisal for property values of more than $500,000.

         In addition, the GMACM underwriting guidelines provide for loans under its "Select" program to employees and retirees of GM. These loans are made to executives of GM or affiliates of GM, dealer principals and general managers with a minimum annual base salary of $75,000 or to GM or GM affiliate retirees with a minimum base retirement annual income of $60,000. Underwriting is subject to a maximum CLTV Ratio of 100% for primary residences and a maximum CLTV Ratio of 80% for second homes, and a maximum loan amount of $250,000. The CLTV Ratio is based on the borrower's Stated Value and no appraisal is made for CLTV Ratios of 80% or less. The borrower must supply evidence of value when the property value is under $500,000 and the CLTV Ratio is between 80% and 90%. A drive-by appraisal or statistical property evaluation is required for a CLTV Ratio greater than 90% and a property value under $500,000. A full appraisal is required for a CLTV Ratio greater than 90% with property values of $500,000 and above.

         The mortgage loans included in the mortgage pool generally were originated subject to a maximum CLTV Ratio of 100.00%. Additionally, loans were generally originated with a maximum total monthly debt-to-income ratio of 45%, although variances are permitted based on compensating factors. There can be no assurance that the CLTV Ratio or the debt-to-income ratio for any mortgage loans will not increase from the levels established at origination.

         The underwriting standards set forth in the GMACM underwriting guidelines with respect to mortgage loans originated under the GMACM Home Equity Program may be varied in appropriate cases. There can be no assurance that every mortgage loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of the mortgage loans will be equivalent under all circumstances.

         GMACM's underwriting standards include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of those underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a mortgage loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with those underwriting standards. For example, a mortgage loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in the underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the mortgage loan is considered to be in substantial compliance with the underwriting standards.

         Conformity with the applicable underwriting standards will vary depending on a number of factors relating to the specific mortgage loan, including the principal amount or credit limit, the CLTV Ratio, the loan type or loan program, and the applicable credit score of the related borrower used in connection with the origination of the mortgage loan, as determined based on a credit scoring model acceptable to GMACM. Credit scores are not used to deny loans. However, credit scores are used as a



                                      S-42












"tool" to analyze a borrower's credit. Generally, credit scoring models provide a means for evaluating the information about a prospective borrower that is available from a credit reporting agency. The underwriting criteria applicable to any program under which the mortgage loans may be originated may provide that qualification for the loan, the level of review of the loan's documentation, or the availability of certain loan features, such as maximum loan amount, maximum CLTV Ratio, property type and use, and documentation level, may depend on the borrower's credit score.

         An appraisal may be made of the mortgaged property securing each mortgage loan. The appraisal may be either a full appraisal, a drive-by appraisal or a statistical property evaluation. Any appraisals may be performed by appraisers independent from or affiliated with the GMAC Mortgage Corporation or their affiliates. Appraisals, however, will not establish that the mortgaged properties provide assurance of repayment of the mortgage loans. See "Risk Factors-The Mortgaged Properties Might Not be Adequate Security for the Mortgage Loans" in this prospectus supplement. If a full appraisal is required, the appraiser may be required to inspect the property and verify that it is in good condition and that construction, if new, has been completed. If a drive-by appraisal is required, the appraiser is only required to perform an exterior inspection of the property. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements. The GMACM underwriting standards provide that a statistical property evaluation may be completed in lieu of a drive-by appraisal by a third-party who performs an electronic comparison of the stated value of the mortgaged properties with comparable properties in the area. GMACM believes that no more than 70% (by aggregate principal balance as of the cut-off date) of the initial mortgage loans are secured by mortgaged properties which may have been appraised using the statistical property evaluation method. Each appraisal is required to be dated no more than 180 days prior to the date of approval of the mortgage loan; provided, that depending on the credit limit for that mortgage loan, an earlier appraisal may be utilized if that appraisal was made not earlier than one year prior to the date of origination of the mortgage loan and the related appraiser certifies that the value of the related mortgaged property has not declined since the date of the original appraisal or if a field review or statistical property evaluation is obtained. Title searches are undertaken in most cases, and title insurance may be required on all mortgage loans with credit limits in excess of $100,000.

         Under the GMACM underwriting standards, the CLTV Ratio is generally calculated by reference to the lower of the appraised value as so determined or the sales price, if the mortgage loan is originated concurrently with the origination of a first mortgage loan. In all other cases, the value used is generally the appraised value as so determined.

         Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan and other expenses related to the home, such as property taxes and hazard insurance, and other financial obligations, including debt service on any related mortgage loan secured by a senior lien on the related mortgaged property. For qualification purposes the monthly payment is based solely on the payment of interest only on the loan. The loan rate in effect from the origination date of a mortgage loan to the first adjustment date generally will be lower, and may be significantly lower, than the sum of the then applicable index and gross margin. The mortgage loans will not provide for negative amortization. Payment of the full outstanding principal balance of a balloon loan or a home equity revolving credit line loan at maturity may depend on the borrower's ability to obtain refinancing or to sell the related mortgaged property prior to the maturity of the mortgage loan, and there can be no assurance that such refinancing will be available to the borrower or that such a sale will be possible.

        The underwriting standards set forth in the GMACM underwriting guidelines may be varied for certain refinance transactions, including "limited documentation" or "reduced documentation" mortgage loan refinances. Limited or reduced documentation refinances, including the programs "Streamline," "Super Express," and "Express," generally permit fewer supporting documents to be obtained or waive



                                      S-43












income, appraisal, asset, credit score and employment documentation requirements. Limited or reduced documentation refinances generally compensate for increased credit risk by placing greater emphasis on the borrower's payment history. Generally, in order to be eligible for a limited or reduced documentation refinance, a borrower must be an existing customer of GMACM, have a good credit history and stable employment and the mortgage loan must demonstrate other compensating factors, such as a relatively low CLTV Ratio or other favorable underwriting factors.


                            The Sellers and Servicer

General

         GMAC Mortgage Corporation, or GMACM, is the originator of substantially all of the mortgage loans. GMACM will be the seller of some of the initial mortgage loans and most of the subsequent mortgage loans. The remainder of the initial mortgage loans and some of the subsequent mortgage loans will be sold to the depositor by one or more trusts established by an affiliate of GMACM, which in turn acquired the mortgage loans from GMACM. GMACM will also be the servicer of all the mortgage loans. GMACM is an indirect wholly-owned subsidiary of General Motors Acceptance Corporation and is one of the nation's largest mortgage bankers. GMACM is engaged in the mortgage banking business, including the origination, purchase, sale and servicing of residential loans.

         The notes do not represent an interest in or an obligation of the sellers or the servicer. The sellers' only obligations with respect to the notes will be pursuant to certain limited representations and warranties made by the sellers or as otherwise provided in this prospectus supplement.

         GMACM maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682-1000.

         GMACM, as servicer, will be responsible for servicing the mortgage loans in accordance with its program guide and the terms of the servicing agreement. On the closing date, the custodian will be Escrow Bank USA, which is an affiliate of GMACM and the depositor.

         Billing statements for HELOCs are mailed monthly by the servicer. The statement details the monthly activity on the related HELOC and specifies the minimum payment due to the servicer and the available credit line. Notice of changes in the applicable loan rate are provided by the servicer to the mortgagor with those statements. All payments are due by the applicable due date.

         For information regarding collection and other servicing procedures, including foreclosure procedures, see "The Servicing Agreement--Realization Upon Defaulted Loans" in this prospectus supplement. Servicing and charge-off policies and collection practices may change over time in accordance with the servicer's business judgment, changes in the servicer's portfolio of real estate secured revolving credit line loans that it services for its clients and applicable laws and regulations, and other considerations.

Delinquency and Loss Experience of the Servicer's Portfolio

         The following tables summarize the delinquency and loss experience for all home equity lines of credit loans and home equity loans originated by GMACM. The data presented in the following tables is for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the mortgage loans in the mortgage pool will be similar to that set forth below.


                                    S-44















         The information in the tables below has not been adjusted to eliminate the effect of the significant growth in the size of the servicer's HELOC or HEL portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of the HELOCs or HELs serviced for each period would be higher than those shown if certain of the home equity lines of credit loans or home equity loans were artificially isolated at a point in time and the information showed the activity only with respect to those HELOCs or HELs.


                                                           HELOCS

                                              Portfolio Delinquency Experience
      ================================================================================================================
                               At March 31, 2001             At December 31, 2000             At December 31, 1999
                              $ Loans     % by $            $ Loans         % by $           $ Loans          % by $
                              -------     ------            -------         ------           -------          ------
      Number of Loans                86,103                         81,694                           40,566
      Total Portfolio....   $1,777,984,268 100.00%      $1,739,156,697   100.00%           $1,026,843,776     100.00%

      Period of
      Delinquency:
         30-59 Days......     18,171,798     1.02%          21,668,198     1.25%                8,196,006     0.80%
         60-89 Days......      4,942,087     0.28%           5,010,423     0.29%                1,170,808     0.11%
         90+ Days.......       8,883,354     0.50%           9,127,382     0.52%                8,703,612     0.85%
      Total Loans........     31,997,230     1.80%          35,806,002     2.06%               18,070,427     1.76%

      Foreclosure........      1,630,593     0.09%           1,387,625     0.08%                3,099,772     0.30%
      Foreclosed (REO            558,972     0.03%             656,791     0.04%                  393,033     0.04%
      Property)..........
      Total Loans in
      Foreclosure........      2,189,565     0.12%           2,044,416     0.12%                3,492,805     0.34%

      Total Delinquent
      Loans..............     34,186,795     1.92%         $37,850,418     2.18%              $21,563,232       2.10%
      =================================================================================================================


                                           Portfolio Loss and Foreclosure Experience
      =====================================================================================================================

                               At March 31, 2001            At December 31, 2000                At December 31, 1999
                             $ Loans         % by $        $ Loans          % by $           $ Loans            % by $
                             -------         ------        -------          ------           -------            ------
      Number of Loans               86,103                         81,694                             40,566
      Total Portfolio...  $1,777,984,268    100.00%     $1,739,156,697       100.00%          $1,026,843,776      100.00%

      Total Loans in
      Foreclosure.......       2,189,565      0.12%          2,044,416         0.12%               3,492,805        0.34%


      Net Chargeoffs
      for Period........       1,680,603      0.09%          1,245,589         0.07%              $1,121,386         0.11%
      =====================================================================================================================

o Performing loans in bankruptcy are not included in delinquency statistics.





                                      S-45












                                                            HELS

                                              Portfolio Delinquency Experience
     ====================================================================================================================
                             At March 31, 2001                At December 31, 2000             At December 31, 1999
                            $ Loans        % by $          $ Loans            % by $           $ Loans         % by $
                            -------        ------          -------            ------           -------         ------
     Number of Loans               87,699                            74,920                           18,013
    Total Portfolio.      $3,009,644,501   100.00%      $2,587,531,244   100.00%             $711,629,414     100.00%

     Period of
     Delinquency:
        30-60 Days...         $13,408,432     0.45%         $10,896,731     0.42%               $3,301,730      0.46%
        61-90 Days...           7,869,762     0.26%           6,749,236     0.26%                2,145,487      0.30%
        90+ Days*...           17,507,316     0.58%          44,815,632     1.73%                7,833,892      1.10%
     Total Loans.....         $38,785,509     1.29%         $62,461,600     2.41%              $13,281,108      1.87%

     Foreclosure.....            $403,681     0.01%          $1,141,147     0.04%                 $584,369       0.08%
     Foreclosed (REO
     Property).......            $280,000     0.01%            $439,813     0.02%                 $113,032       0.02%
     Total Loans in
     Foreclosure.....             683,681     0.02%           1,580,960     0.06%                  697,402       0.10%

     Total
     Delinquent Loans         $39,469,190     1.31%         $64,042,560     2.48%              $13,978,510       1.96%
     ====================================================================================================================
         * Includes "Total Loans in Foreclosure."


                                          Portfolio Loss and Foreclosure Experience
     ====================================================================================================================
                                At March 31, 2001              At December 31, 2000            At December 31, 1999
                             $ Loans           % by $        $ Loans            % by $        $ Loans          % by $
                             -------           ------        -------            ------        -------          ------
     Number of Loans                  87,699                          74,920                          18,013
     Total Portfolio....     $3,009,644,501    100%         $2,587,531,244       100.00%     $711,629,414      100.00%

     Total Loans in
     Foreclosure........           $683,681  0.02%              $1,580,960         0.06%         $697,402      0.10%

     Net Chargeoffs for
     Period.............         $4,449,291  0.15%              $2,734,241         0.11%       $1,442,054        0.20%
     ==================== ================== ============ ================= ============= ================ ==============

o Performing loans in bankruptcy are not included in delinquency statistics.



                                      S-46













Servicing and Other Compensation and Payment of Expenses

         The servicing fee for each mortgage loan is payable out of the interest payments on that mortgage loan. The servicing fee rate for each mortgage loan is 0.50% per annum. The compensation to the servicer consists of:

o the servicing fee payable to the servicer in respect of its servicing activities; and

o    other related compensation.

The servicer, or, if specified in the servicing agreement, the indenture trustee on behalf of the trust fund, will pay or cause to be paid certain ongoing expenses associated with the trust fund and incurred by it in connection with its responsibilities under the servicing agreement, including, without limitation, payment of the fees and disbursements of the indenture trustee, the owner trustee, the custodian, the note registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of the sellers. If the servicer is not the same person as, or an affiliate of, a seller, the servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of that seller under certain limited circumstances. In addition, the servicer will be entitled to reimbursements for certain expenses incurred by it in connection with liquidated mortgage loans and in connection with the restoration of mortgaged properties, that right of reimbursement being prior to the rights of noteholders to receive any related liquidation proceeds, including insurance proceeds.

                                   The Issuer

         The GMACM Home Equity Loan Trust 2001-HE2 is a business trust established under the laws of the State of Delaware, and will be created and governed by the trust agreement, for the purposes described in this prospectus supplement. The trust agreement will constitute the "governing instrument" of the issuer under the laws of the State of Delaware relating to business trusts. The issuer will not engage in any activity other than:

o acquiring and holding the mortgage loans and the other assets comprising the trust fund and proceeds therefrom;

o    issuing the notes and the certificates;

o    making payments on the notes and the certificates; and

o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The Issuer's principal offices are at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, in care of Wilmington Trust Company, as owner trustee.

                                The Owner Trustee

         Wilmington Trust Company will be the owner trustee under the trust agreement. The owner trustee is a Delaware banking corporation, and its principal offices are located in Wilmington, Delaware.

         Neither the owner trustee nor any director, officer or employee of the owner trustee will be under any liability to the issuer or the securityholders for taking any action or for refraining from the taking of any action in good faith pursuant to the trust agreement, or for errors in judgment; provided, that none of the owner trustee or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed upon them by reason of their willful malfeasance, bad faith or negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the trust agreement. All persons into which the owner trustee may be merged or with which it may be consolidated, or any entity resulting from a merger or consolidation, will be the successor owner trustee under the trust agreement.



                                      S-47











         The commercial bank or trust company serving as owner trustee may have normal banking relationships with the depositor, the sellers and/or their respective affiliates.

         The owner trustee may resign at any time, in which event the indenture trustee will be obligated to appoint a successor owner trustee as set forth in the trust agreement and the indenture. The indenture trustee may also remove the owner trustee if the owner trustee ceases to be eligible to continue as owner trustee under the trust agreement or if the owner trustee becomes insolvent. Upon becoming aware of such circumstances, the indenture trustee will be obligated to appoint a successor owner trustee at the direction of the enhancer. Any resignation or removal of the owner trustee and appointment of a successor owner trustee will not become effective until acceptance of the appointment by the successor owner trustee.

                              The Indenture Trustee

         Bank One, National Association, will be the indenture trustee under the indenture. The principal offices of the indenture trustee are located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, with offices also located at 14 Wall Street, 8th Floor, New York 10005.

         The indenture trustee may have normal banking relationships with the depositor, the sellers and/or their respective affiliates.

         The indenture trustee may resign at any time, in which event the owner trustee will be obligated to appoint a successor indenture trustee as set forth in the indenture. The owner trustee as set forth in the indenture may also remove the indenture trustee if the indenture trustee ceases to be eligible to continue as indenture trustee under the indenture or if the indenture trustee becomes insolvent. Upon becoming aware of such circumstances, the owner trustee will be obligated to appoint a successor indenture trustee with the consent of the enhancer. If so specified in the indenture, the indenture trustee may also be removed at any time by the enhancer or by the holders of a majority principal balance of the notes. Any resignation or removal of the indenture trustee and appointment of a successor indenture trustee will not become effective until acceptance of the appointment by the successor indenture trustee.

                                  The Enhancer

         The following information has been supplied by the enhancer for inclusion in this prospectus supplement. Accordingly, the depositor, the sellers, the servicer and the indenture trustee do not make any representation as to the accuracy and completeness of this information. The enhancer does not accept any responsibility for the accuracy or completeness of this prospectus supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Policies and the enhancer set forth under the headings "Description of the Policies" and "The Enhancer" herein. Additionally, the enhancer makes no representations regarding the term notes or the variable funding notes or the advisability of investing in the term notes or the variable funding notes.

The Enhancer

         Financial Guaranty Insurance Company, a New York stock insurance corporation, is a monoline financial guaranty insurance company which, since January 1984, has been a leading insurer of bonds issued by municipal governmental subdivisions and agencies thereof. The Enhancer also insures a variety of non-municipal structured debt obligations and pass-through securities. The Enhancer is authorized to write insurance in all 50 states, the District of Columbia and Puerto Rico.



                                      S-48











         The Enhancer is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither FGIC Corporation nor GE Capital is obligated to pay the debts of, or any claims on, the Enhacer.

         The Enhancer and its holding company, FGIC Corporation, are subject to regulation by the State of New York Insurance Department and by each other jurisdiction in which the enhancer is licensed to write insurance. These regulations vary from jurisdiction to jurisdiction, but generally require insurance holding companies and their insurance subsidiaries to register and file certain reports, including information concerning their capital structure, ownership and financial condition, and require prior approval by the insurance department of their state of domicile of changes in control, dividends and other intercorporate transfers of assets and of transactions between insurance companies, their parents and affiliates. The Enhancer is required to file quarterly and annual statutory financial statements and is subject to statutory restrictions concerning the types and quality of investments, the use of policy forms, premium rates and the size of risk that it may insure, subject to reinsurance. Additionally, the Enhancer is subject to triennial audits by the State of New York Insurance Department.

         The Enhancer considers its role in providing insurance to be credit enhancement rather than credit substitution. The Enhancer only insures securities that it considers to be of investment grade quality. With respect to each category of obligations considered for insurance, the Enhancer has established and maintains its own underwriting standards that are based on those aspects of credit quality that the Enhancer deems important for the category and that take into account criteria established for the category by rating agencies. Credit criteria for evaluating securities include economic and social trends, debt management, financial management and legal and administrative factors, the adequacy of anticipated cash flow, including the historical and expected performance of assets pledged for payment of securities under varying economic scenarios, and underlying levels of protection such as insurance or overcollateralization.

         The Enhancer also reviews the security features and reserves created by the financing documentation, as well as the financial and other covenants imposed upon the credit backing the issue. In connection with underwriting new issues, the Enhancer sometimes requires, as a condition to insuring an issue, that collateral be pledged or, in some instances, that a third-party guarantee be provided for a term of the insured obligation by a party of acceptable credit quality obligated to make payment prior to any payment by the Enhancer.

         Insurance written by the Enhancer insures the full and timely payment of interest and principal when due on insured debt securities and timely interest and ultimate principal payments due in respect of pass-through securities and mortgage-backed debt securities such as the Notes. If the issuer of a security insured by the Enhancer defaults on its obligations to pay such debt service, or, in the case of a pass-through security or mortgage-backed debt security, available funds are insufficient to pay the insured amounts, the Enhancer will make the insured payments, without regard to any acceleration of the securities which may have occurred, and will be subrogated to the rights of security holders to the extent of its payments. The claims paying ability of the Enhancer is rated Aaa, AAA and AAA by Moody's, Standard & Poor's and Fitch, respectively.

         In consideration for issuing its insurance policies, the Enhancer receives premiums which are generally paid on a monthly basis. The premium rates charged depend principally on the credit strength of the securities as judged by the Enhancer according to its internal credit rating system and the type of issue.

         As of March 31, 2001, December 31, 2000 and December 31, 1999 the Enhancer had written directly or assumed through reinsurance, guaranties of approximately $334.0 billion, $326.8 billion and $298.9 billion par value of securities, respectively (of which approximately 85 percent, 85 percent and 86 percent, respectively, constituted guaranties of municipal bonds), for which it had collected gross



                                      S-49












premiums of approximately $2.49 billion, $2.47 billion and $2.37 billion, respectively. As of March 31, 2001, the Enhancer had reinsured approximately 20 percent of the risks it had written, 32 percent through quota share reinsurance, 11 percent through excess of loss reinsurance and 57 percent through facultative arrangements.

Capitalization

         The following table sets forth the capitalization of the Enhancer as of December 31, 1999, December 31, 2000 and March 31, 2001, respectively, on the basis of accounting principles generally accepted in the United States of America. No material adverse change in the capitalization of the Enhancer has occurred since March 31, 2001.

                              (Dollars in Millions)
                                                     December 31,       December 31,           March 31, 2001
                                                         1999               2000                (Unauditied)
                                                         ----               ----                ------------
Unearned Premiums............................            $579                $581                  $581
Other Liabilities............................             180                 225                   229
Stockholder's Equity
   Common Stock..............................             15                  15                     15
   Additional Paid-in Capital................             384                 384                   384
   Accumulated Other Comprehensive
      Income (Loss)..........................            (47)                 23                     27
   Retained Earnings.........................            1,687               1,608                 1,663
                                                         -----               -----                 -----
Total Stockholder's Equity...................            2,039               2,030                 2,089
                                                         -----               -----                 -----
Total Liabilities and Stockholder's Equity...           $2,798              $2,836                 $2,899
                                                        ======              ======                 ======

         The audited financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000 and the unaudited financial statements of Financial Guaranty Insurance Company as of March 31, 2001 and for the three month periods ended March 31, 2001 and March 31, 2000, which are included in a Form 8-K filed in connection with the Registration Statement of which this prospectus supplement is a part, are hereby incorporated by reference in this prospectus supplement.

         Copies of the Enhancer's quarterly and annual statutory statements filed by the Enhancer with the State of New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, NY 10006. Attention: Corporate Communications Department. The Enhancer's telephone number is (212) 312-3000.

         The Enhancer does not accept responsibility for the accuracy or completeness of the prospectus supplement or the prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information in this prospectus supplement regarding the Enhancer and the Policies set forth under the headings "The Enhancer" and the "Description of the Policies" herein.



                                      S-50















                          Description of the Securities

General

         The term notes and the variable funding notes will be issued pursuant to the indenture. The certificates will be issued pursuant to the trust agreement.

         The following summaries describe certain provisions of the securities, the indenture and the trust agreement. These summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreements. Only the term notes are being offered by this prospectus supplement.

         The notes will be secured by the trust fund, which will be pledged by the issuer to the indenture trustee pursuant to the indenture. The trust fund will consist of, without limitation:

o the mortgage loans, including all additional balances and any subsequent mortgage loans;

o all amounts on deposit in the Custodial Account, the Note Payment Account, the Distribution Account, the Capitalized Interest Account, the Pre-Funding Account, the Reserve Account and the Funding Account;

o    the Policies; and

o    all proceeds of the foregoing.

         Payments on the Class I-A-1 notes and the Class I-A-2 notes will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group I(A) and sub-group II(A), respectively. The variable funding notes generally will be entitled to receive a portion of the collections on the mortgage loans in sub-group I(A) or sub-group I(B) depending on the sub-group into which the additional balances backing the variable funding notes are added. Payments on the Class II-A-6 notes and the Class II-A-7 notes, also referred to as the Class II-A notes, will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group II(A) and payments on the Class II-A-1 notes through the Class II-A-5 notes, also referred to as the Class II-B notes, will be based primarily on amounts collected or received in respect of the mortgage loans in sub-group II(B).

         Until the beginning of the Rapid Amortization Period for the Class I notes, additional balances are expected to be added to Loan Group I. Apart from the use of any funds in the Custodial Account and/or Funding Account as described in this prospectus supplement to acquire additional balances, neither the issuer nor the indenture trustee is obligated to fund any additional balances.

         The variable funding notes will be issued to GMACM and may be transferred to an affiliate of GMACM. The Variable Funding Balance will be increased from time to time until the commencement of the Rapid Amortization Period for the Class I notes in consideration for additional balances, if Principal Collections on the mortgage loans in Loan Group I in respect of the related Collection Period, and, during the Revolving Period funds on deposit in the Funding Account, are insufficient or unavailable to cover the full consideration therefor. Notwithstanding any of the foregoing, the Variable Funding Balance may not exceed the Maximum Variable Funding Balance. Initially, the Variable Funding Balance will be zero. The variable funding notes generally will be entitled to receive a portion of the collections from sub-group I(A) or sub-group I(B) depending on the sub-group into which the additional balances backing the variable funding notes are added.



                                      S-51










Book-Entry Notes

         The term notes will initially be issued as book-entry notes. Term Note Owners may elect to hold their term notes through The Depository Trust Company, or DTC, in the United States, or Clearstream, Luxembourg or the Euroclear System in Europe if they are Participants in those systems, or indirectly through organizations that are Participants in those systems. The book-entry notes will be issued in one or more securities that equal the aggregate Term Note Balance of the term notes, and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and the Euroclear System will hold omnibus positions on behalf of their Participants through customers' securities accounts in the names of Clearstream, Luxembourg and the Euroclear System on the books of their respective depositaries, which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold beneficial interests in the book-entry notes in minimum denominations of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described below, no beneficial owner will be entitled to receive a definitive note. Unless and until definitive notes are issued, it is anticipated that the only "Holder" of the term notes will be Cede & Co., as nominee of DTC. Term Note Owners will not be "Holders" or "Noteholders" as those terms are used in the indenture.

         A beneficial owner's ownership of a book-entry note will be recorded on the records of the Securities Intermediary that maintains that beneficial owner's account for such purpose. In turn, the Securities Intermediary's ownership of the book-entry notes will be recorded on the records of DTC, or of a Participating firm that acts as agent for the Securities Intermediary, the interest of which will in turn be recorded on the records of DTC, if the Term Note Owner's Securities Intermediary is not a DTC Participant, and on the records of Clearstream, Luxembourg or the Euroclear System, as appropriate.

         Term Note Owners will receive all payments of principal of and interest on the term notes from the indenture trustee through DTC and DTC Participants. Except under the circumstances described below, while the term notes are outstanding, under the DTC Rules, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the term notes and is required to receive and transmit payments of principal of and interest on the term notes. Participants and indirect Participants with which Term Note Owners have accounts with respect to term notes are similarly required to make book-entry transfers and receive and transmit payments on behalf of their respective Term Note Owners. Accordingly, although Term Note Owners will not possess physical certificates, the DTC Rules provide a mechanism by which Term Note Owners will receive payments and will be able to transfer their interests.

         Term Note Owners will not receive or be entitled to receive definitive notes representing their respective interests in the term notes, except under the limited circumstances described below. Unless and until definitive notes are issued, Term Note Owners that are not Participants may transfer ownership of their term notes only through Participants and indirect Participants by instructing the Participants and indirect Participants to transfer the term notes, by book-entry transfer, through DTC for the account of the purchasers of the term notes, which account is maintained with the related Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of the term notes will be executed through DTC, and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Term Note Owners.

         Under a book-entry format, Term Note Owners of the book-entry notes may experience some delay in their receipt of payments, since such payments will be forwarded by the indenture trustee to Cede & Co. Payments with respect to term notes held through Clearstream, Luxembourg or the Euroclear System will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear System Participants in accordance with the relevant system's rules and procedures, to the extent received by the related Depositary. Such payments will be subject to tax reporting in accordance with relevant


                                      S-52











United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Term Note Owner to pledge book-entry notes to persons or entities that do not participate in the Depositary system, or otherwise take actions in respect of such book-entry notes, may be limited due to the lack of physical certificates for such book-entry notes. In addition, the issuance of the term notes in book-entry form may reduce the liquidity thereof in the secondary market, since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         DTC has advised the indenture trustee that, unless and until definitive notes are issued, DTC will take any action permitted to be taken by the holders of the book-entry notes under the indenture only at the direction of one or more Financial Intermediaries to the DTC accounts of which the book-entry notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries the holdings of which include such book-entry notes. Clearstream, Luxembourg or the Euroclear System operator, as the case may be, will take any other action permitted to be taken by Term Note Owners under the indenture on behalf of a Clearstream, Luxembourg Participant or Euroclear System Participant only in accordance with its relevant rules and procedures and subject to the ability of the related Depositary to effect such actions on its behalf through DTC.

         Definitive notes will be issued to Term Note Owners or their nominees, rather than to DTC, if:

o the indenture trustee determines that the DTC is no longer willing, qualified or able to properly discharge its responsibilities as nominee and depository with respect to the book-entry notes and the indenture trustee is unable to locate a qualified successor;

o the indenture trustee elects to terminate the book-entry system through DTC; or

o after the occurrence of an Event of Default, Term Note Owners representing percentage interests aggregating at least a majority of the Term Note Balances of the term notes advise DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of the book-entry system through DTC, or a successor thereto, is no longer in the best interests of Term Note Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the indenture trustee will be required to notify all Term Note Owners of the occurrence of such event and the availability through DTC of definitive notes. Upon surrender by DTC of the global certificate or certificates representing the book-entry notes and instructions for re-registration, the indenture trustee will issue and authenticate definitive notes, and thereafter the indenture trustee will recognize the holders of those definitive notes as "Holders" and "Noteholders" under the indenture.

         Although DTC, Clearstream, Luxembourg and the Euroclear System have agreed to the foregoing procedures in order to facilitate transfers of term notes between and among Participants of DTC, Clearstream, Luxembourg and the Euroclear System, they will be under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Risk Factors--Book-Entry Registration" in this prospectus supplement and "Description of the Securities--Form of Securities" in the prospectus.

         Clearstream, Luxembourg was incorporated in 1970 as "Cedel S.A.," a company with limited liability under Luxembourg law, or a societe anonyme. Cedel S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Cedel



                                      S-53











International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Cedel International's stock.

         Further to the merger, the Board of Directors of New Cedel International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream." Effective January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme," and Cedel Global Services was renamed "Clearstream Services, societe anonyme."

         On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

         Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, `CSSF', which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V., as the Operator of the Euroclear System (EOB/EOC) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and EOB/EOC.

Payments on the Notes

         Payments on the notes will be made by the indenture trustee or the paying agent on the 25th day of each month, or if such day is not a business day, the next business day, commencing in July 2001. Payments on the notes will be made to the persons in the names of which such notes are registered at the close of business on the related Record Date. See "Description of the Securities--Form of Securities" in the prospectus. Payments will be made by wire transfer, check or money order mailed to the address of the person entitled thereto, which, in the case of book-entry notes, will be DTC or its nominee, as it appears on the note register, in the amounts calculated as described in this prospectus supplement on the related Determination Date. However, the final payment in respect of the term notes, if the term notes are no longer book-entry notes, will be made only upon presentation and surrender thereof at the office or the agency of the indenture trustee specified in the notice to noteholders of such final payment. The paying agent will initially be the indenture trustee.




                                      S-54











Interest Payments on the Notes

         Interest payments will be made on the notes on each payment date at the applicable Note Rate for the related Interest Period. The application of the weighted average net loan rate cap for the related sub-group of mortgage loans may result in Interest Shortfalls on the Class I notes, the Class II-A-1 notes, the Class II-A-4 notes, the Class II-A-5 notes, the Class II-A-6 notes and the Class II-A-7 notes.

         Any Interest Shortfall created thereby will accrue interest at the related Note Rate, as adjusted from time to time, and will be paid on subsequent payment dates to the extent funds are available therefor. Interest Shortfalls will not be covered by the Policies and may remain unpaid on the Final Payment Date.

         Notwithstanding the payment in full of the Note Balance of the Class II-A-1 notes or the Class II-A-6 notes, such classes shall be entitled to the payment of any outstanding Interest Shortfalls until any such shortfalls have been paid in full or until the Final Payment Date.

         Interest for the Class I notes, the Class II-A-1 notes and the Class II-A-6 notes will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year. Interest for the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes, the Class II-A-5 notes and the Class II-A-7 notes will be calculated on the basis of a 30-day month and a 360-day year.

         All interest payments on each class of the Class I notes in respect of any payment date will be allocated to the Class I notes and the related class of variable funding notes pro rata based on their respective interest accruals. The interest rate on the variable funding notes for any payment date will not significantly exceed the Note Rates on the Class I notes for the related Interest Period.

         On each payment date, LIBOR will be established by the indenture trustee. The establishment of LIBOR as to each Interest Period by the indenture trustee and the indenture trustee's calculation of the rate of interest applicable to the notes for the related Interest Period will, in the absence of manifest error, be final and binding.

Capitalized Interest Account

         On the closing date, a cash deposit will be made into the Capitalized Interest Account from the proceeds of the sale of the notes. On each payment date during the pre-funding period, the indenture trustee will transfer from the Capitalized Interest Account to the Note Payment Account an amount equal to the excess, if any, of:

(1)      the sum of:

     o the amount of interest accrued at the weighted average Note Rate for the related classes of notes on the amount on deposit in the Pre-Funding Account related to such classes as of the preceding payment date, or as of the closing date, in the case of the first payment date; and

     o    the amount of the monthly fees paid to the enhancer;

over

(2) the amount of reinvestment earnings on funds on deposit in the Pre-Funding Account related to such classes;

to the extent amounts available in the Note Payment Account to pay interest on those notes are insufficient.


                                      S-55












         In addition, the indenture trustee will transfer from the Capitalized Interest Account to the Note Payment Account, on the first payment date, one month's interest on the mortgage loans for which the first monthly payment is due after the Collection Period for that payment date.

         On the payment date following the end of the pre-funding period, the indenture trustee will distribute to GMACM any amounts remaining in the Capitalized Interest Account after taking into account withdrawals therefrom on that payment date. The Capitalized Interest Account will be closed following that payment.

Principal Payments on the Notes

         The Class I Notes

         No principal will be payable on any class of Class I notes during the Revolving Period, except to the limited extent described under "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account" in this prospectus supplement where amounts on deposit in the Pre-Funding Account relating to the Class I notes at the end of the pre-funding period that exceed $50,000 are distributed on the Class I notes, since during this period Principal Collections will be used to purchase additional balances and subsequent mortgage loans. On the payment date immediately succeeding the date on which the Revolving Period ends, amounts remaining in the Funding Account for Loan Group I, exclusive of investment earnings, will be applied as principal payments on the related class of Class I notes and variable funding notes. On each payment date during the Managed Amortization Period, principal will be payable on each class of Class I notes and the variable funding notes in an amount equal to Net Principal Collections for the related sub-group of Loan Group I for the related Collection Period. On each payment date during the Rapid Amortization Period for each class of Class I notes, principal will be payable on those notes in an amount equal to Principal Collections for the related sub-group of Loan Group I for the related Collection Period. During the Rapid Amortization Period, the sellers will receive principal distributions pari passu with noteholders in respect of payments of principal allocable to additional balances created after the commencement of the Rapid Amortization Period and not conveyed to the trust fund. In addition, on each payment date following the end of the Revolving Period for each class of Class I notes, to the extent of funds available therefor, holders of the related class of Class I notes and the variable funding notes will be entitled to receive certain additional amounts to be applied in reduction of the related Note Balances or Variable Funding Balances, as applicable, equal to Liquidation Loss Amounts relating to the corresponding sub-group of Loan Group I and amounts required to be paid so that the Overcollateralization Amount equals the Overcollateralization Target Amount for the related sub-group of Loan Group I, as described in this prospectus supplement.

         All principal payments due and payable on each class of Class I notes and the variable funding notes for each payment date will be allocated among those classes of notes based on the Principal Collections in the related sub-group of Loan Group I until the related Note Balance or Variable Funding Balance thereof is paid in full. In no event will principal payments on any class of Class I notes on a payment date exceed the related Note Balance or Variable Funding Balance, as applicable, on that payment date. On the Final Payment Date, principal will be due and payable on the Class I notes in an amount equal to the related Note Balance or Variable Funding Balance, as applicable, remaining outstanding on that payment date.

         The Class II Notes

         On each payment date, other than the Final Payment Date, principal payments will be due and payable on the Class II notes in an amount equal to the aggregate of the following:

     o    the Principal Collection Distribution Amount,




                                      S-56










     o    the Liquidation Loss Distribution Amount, and

     o    the Overcollateralization Increase Amount.

         On the Final Payment Date, principal will be due and payable on each class of Class II notes in an amount equal to the unpaid Note Balance. In no event will principal payments on the notes on any payment date exceed the Note Balance on that date.

Priority of Distributions

         The Class I Notes

         On each payment date, from amounts withdrawn from the Custodial Account with respect to the mortgage loans in Loan Group I (including any draw on the Class I Policy for that payment date), the following payments will be made in the following order of priority:

     o first, from Principal and Interest Collections for each sub-group of Loan Group I, to the Note Payment Account, for payment to the holders of the related class of Class I notes and, as applicable, variable funding notes, pro rata, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to that payment date, other than any Interest Shortfalls;

     o second, during the Revolving Period, to the Funding Account, Principal Collections for each sub-group of Loan Group I to the extent not previously applied to purchase additional balances and/or subsequent mortgage loans;

     o third, during the Revolving Period and the Amortization Periods, to the Note Payment Account, the Principal Distribution Amount for each sub-group of Loan Group I for payment to the holders of the related class or classes of Class I notes;

     o fourth, the amount of the premium for the Class I Policy to the enhancer, with interest thereon, as provided in the Insurance Agreement;

     o fifth, to the enhancer, to reimburse it for prior draws made on the Class I Policy, with interest thereon, as provided in the Insurance Agreement;

     o sixth, during the Revolving Period, to the Funding Account, the amount, but not in excess of the related Group Excess Spread for each sub-group of Loan Group I, necessary to be applied on that payment date so that the Overcollateralization Amount for the related sub-group of Loan Group I is not less than the Overcollateralization Target Amount for that sub-group;

     o seventh, during the Amortization Periods, to the Note Payment Account, the amount, but not in excess of the related Group Excess Spread for each sub-group of Loan Group I, necessary to be applied on that payment date for payment to the holders of the related class of Class I notes so that the Overcollateralization Amount for the related sub-group is not less than the Overcollateralization Target Amount for that sub-group;

     o eighth, if the aggregate Overcollateralization Amount for both sub-groups is less than the aggregate Overcollateralization Target Amount for both sub-groups, the remaining Group Excess Spread for each sub-group of Loan Group I and, if the Class I-A-1 notes or Class I-A-2 notes are no longer outstanding, the Principal Collections with respect to the related sub-group, shall be deposited in the Reserve Account to be applied from time to time


                                      S-57











          pursuant to clause ninth below; and, at the time, if any, that the aggregate Overcollateralization Amount for both sub-groups equals or exceeds the aggregate Overcollateralization Target Amount for both sub-groups, the remaining Group Excess Spread for each sub-group, together with any funds then on deposit in the Reserve Account, shall be applied pursuant to clauses tenth through fourteenth below;

     o ninth, to the Note Payment Account from funds on deposit in the Reserve Account, the sum, but not in excess of the amount, if any, then on deposit in the Reserve Account, of:

          (a) any shortfalls in current interest for any class of Class I notes and, as applicable, variable funding notes that have not been paid to the related holders pursuant to clause first above on that payment date or prior payment dates, other than any Interest Shortfalls; and

          (b) any Liquidation Loss Amounts for each sub-group not otherwise covered by payments pursuant to clause third, sixth or seventh above on that payment date or prior payment dates, for payment to the holders of the related class or classes of Class I notes and, as applicable, variable funding notes, pro rata;

          in each case, based on the amount of unpaid interest or Liquidation Loss Amounts;

     o tenth, to the enhancer, any other amounts owed the enhancer pursuant to the Insurance Agreement;

     o eleventh, from any remaining Group Excess Spread for each sub-group of Loan Group I, to the Note Payment Account, for payment to the holders of the related class or classes of Class I notes and, as applicable, variable funding notes, pro rata, any Interest Shortfalls on the Class I notes for such payment date and for any payment date not previously paid, together with interest thereon at the related Note Rate, based on the amount of Interest Shortfalls remaining unpaid with respect to the related class or classes of Class I notes or variable funding notes, as applicable;

     o twelfth, during the Amortization Periods, to the indenture trustee, certain other amounts owing to the indenture trustee by the servicer to the extent remaining unpaid; and

     o thirteenth, to the Class II notes, to pay Liquidation Loss Distribution Amounts with respect to the mortgage loans in Loan Group II, to the extent that collections on the mortgage loans in Loan Group II available to pay the Liquidation Loss Distribution Amount for the mortgage loans in Loan Group II are insufficient for that purpose and the Liquidation Loss Amounts are not covered by a reduction in the Overcollateralization Amount; and

     o fourteenth, any remaining amount, to the Distribution Account, for distribution to the holders of the Group I certificates;

provided, that on the Final Payment Date, the amount to be paid pursuant to clause third above will be equal to the sum of the aggregate Term Note Balance and the Variable Funding Balance immediately prior to that payment date.

         For purposes of the foregoing, the Term Note Balance or Variable Funding Balance, as applicable, of each class of Class I notes on each payment date during the Amortization Periods for the Class I notes will be reduced by the pro rata portion allocable to those notes of all Liquidation Loss Amounts for that payment date, but only to the extent that the Liquidation Loss Amounts are not



                                      S-58












otherwise covered by payments made pursuant to clauses third, sixth, seventh or ninth above, by payments from collections on the mortgage loans in Loan Group II pursuant to clause twelfth under "--The Class II notes," below, or by a draw on the related Policy and the Overcollateralization Amount for the related sub-group for that payment date is zero. In the event of any reduction of the Note Balance of any class of Class I notes, the amount of the principal reductions allocated to the Class I notes will be payable to the noteholders on later payment dates only to the extent of any excess cashflow remaining on those later payment dates.

         The Class II Notes

         On each payment date, Principal Collections and Interest Collections from the mortgage loans in Loan Group II, together with any draw on the Class II Policy in respect of the Class II notes, will be allocated from the Note Payment Account in the following order of priority:

     o first, to pay to the enhancer the premium for the Class II Policy, with interest thereon as provided in the Insurance Agreement;

     o second, to pay accrued and unpaid interest due on the Note Balance of the Class II notes at the related Note Rates;

     o third, to pay as principal on the Class II notes, an amount equal to the Principal Collection Distribution Amount for that payment date;

     o fourth, to pay as principal on the Class II notes, an amount equal to the Liquidation Loss Distribution Amount for that payment date;

     o fifth, to reimburse the enhancer for unreimbursed draws made on the Class II Policy, with interest thereon as provided in the Insurance Agreement;

     o sixth, to the holders of the Group II certificates through and including the payment date in March 2002, 50% of the remaining Group Excess Spread for each sub-group of Loan Group II;

     o seventh, to pay as principal on the Class II notes, an amount equal to the Overcollateralization Increase Amount for that payment date;

     o eighth, to pay the enhancer any other amounts owed to it pursuant to the insurance agreement, with interest thereon;

     o ninth, to the payment of any amount of Interest Shortfalls on any Class II notes arising on such payment date based upon the amount of Interest Shortfalls with respect to the related class or classes of Class II Notes;

     o tenth, to the payment of any Interest Shortfalls on any of the Class II notes not previously paid, together with interest thereon at the related Note Rate, based on the amount of Interest Shortfalls remaining unpaid with respect to the related class or classes of Class II notes;

     o eleventh, to pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee;


                                      S-59











     o twelfth, to the related class of Class I notes, any Liquidation Loss Amounts with respect to the related sub-group of Loan Group I, to the extent Liquidation Loss Amounts for the mortgage loans in Loan Group I are not otherwise covered by payments pursuant to clause third, sixth, seventh or ninth under "--The Class I Notes," above; and

     o thirteenth, any remaining amounts to the holders of the Group II certificates.

         Payments made on the notes on each payment date with respect to the Principal Collection Distribution Amount, the Liquidation Loss Distribution Amount and the Overcollateralization Increase Amount will be distributed concurrently to (a) the Class II-A notes in the aggregate and (b) the Class II-B notes in the aggregate, in each case allocated in proportion to the percentage of the Principal Collections derived from the related sub-group of Loan Group II for that payment date, until the Note Balances of the Class II-A notes in the aggregate and the Class II-B notes in the aggregate have been reduced to zero. After either the Class II-A notes in the aggregate or the Class II-B notes in the aggregate are reduced to zero, all Principal Collections and Interest Collections received from both sub-groups of Loan Group II that are allocated to the notes, will be distributed to the remaining class or classes of the Class II notes, as described in the next paragraph, until their Note Balances have been reduced to zero.

         Any payments of principal allocable to the Class II-A notes shall be paid, sequentially, to the Class II-A-6 notes and the Class II-A-7 notes, in each case until the outstanding Note Balance of that class of Class II notes has been reduced to zero. Any payments of principal allocable to the Class II-B notes shall be paid, sequentially, to the Class II-A-1 notes, the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes and the Class II-A-5 notes, in each case until the outstanding Note Balance of that class of Class II notes has been reduced to zero.

         Because principal payments on the Class II notes in respect of Liquidation Loss Distribution Amounts and Overcollateralization Increase Amounts will be allocated between the Class II-A notes in the aggregate and the Class II-B notes in the aggregate, in proportion to the Principal Collections received from the related sub-group, and not in proportion to the amount of Liquidation Loss Amounts on mortgage loans in the related sub-group or the Overcollateralization Amount derived from that sub-group, excess Interest Collections from one sub-group in Loan Group II may be applied on any payment date to make principal payments to the notes corresponding to the other sub-group in Loan Group II.

Optional Transfers of Mortgage Loans in Loan Group I to Holders of Group I Certificates or Repurchase of Defaulted Mortgage Loans

         Subject to the conditions specified in the servicing agreement, on any payment date the issuer may, but will not be obligated to, direct the servicer to remove certain mortgage loans in Loan Group I from the trust fund without prior notice to the noteholders. Mortgage loans in Loan Group I so designated will be removed only upon satisfaction of certain conditions specified in the servicing agreement, including, among other things, that:

     o with respect to each related sub-group as of the applicable payment date, after giving effect to the removal of the applicable mortgage loans, the Overcollateralization Amount will equal or exceed the Overcollateralization Target Amount;

     o    the mortgage loans to be removed are selected at random;

     o the enhancer shall have certain approval rights as set forth in the servicing agreement; and

     o    notice of the removal of mortgage loans is given to the Rating
          Agencies.



                                      S-60












         In addition, under certain circumstances, the servicer will have the option to purchase from the trust fund any mortgage loan delinquent in payment for a period of ninety days or longer at a price equal to the Repurchase Price.

Reserve Account

         On or after the closing date the indenture trustee will establish the Reserve Account for the benefit of the holders of the Class I notes. On each payment date, the indenture trustee will transfer from the Reserve Account to the Note Payment Account the amount, but not in excess of the amount, if any, then on deposit in the Reserve Account, of any unpaid current interest for any class of Class I notes on that payment date or prior payment dates, or any Liquidation Loss Amounts for each sub-group in Loan Group I not otherwise covered by the payment of the Principal Distribution Amount or a payment to increase the Overcollateralization Amount to the Overcollateralization Target Amount for such sub-group on that payment date or prior payment dates. The Reserve Account will be funded only from amounts representing the Excess Spread, if any, for the sub-groups in Loan Group I remaining after the Excess Spread is applied towards the creation and/or maintenance of overcollateralization with respect to that sub-group and if one Class of Class I notes is no longer outstanding, Principal Collections from the mortgage loans in that sub-group in Loan Group I. Moneys on deposit in the Reserve Account may be invested in permitted investments as provided in the servicing agreement. Net income on the investment of funds in the Reserve Account will be retained in the Reserve Account.

Overcollateralization and Cross-collateralization

         Class I Notes

         The cashflow mechanics for the Class I notes are intended to create overcollateralization by depositing all or a portion of the Excess Spread for each sub-group in Loan Group I in the Funding Account during the Revolving Period and applying it to acquire additional balances and/or subsequent mortgage loans and by using all or a portion of the Excess Spread to make principal payments on the notes during the Amortization Periods. The application of Excess Spread will continue until the Overcollateralization Amount for a sub-group of Loan Group I equals the Overcollateralization Target Amount for such sub-group at which point the application of Excess Spread will cease unless necessary on a later payment date to increase the amount of overcollateralization to the target level. In addition, the Overcollateralization Target Amount may be permitted to step down in the future, in which case a portion of the Excess Spread will not be used to acquire additional balances and/or subsequent mortgage loans or paid to the holders of the Class I notes but will instead be used for other purposes or distributed to the holders of the Class I certificates. As a result of these mechanics, the weighted average lives of the Class I notes will be different than they would have been in the absence of these mechanics.

         The cashflow mechanics for the Class I notes of the trust fund are intended to provide limited cross-collateralization between the sub-groups of Loan Group I by depositing any remaining Excess Spread in the Reserve Account and applying it to cover any unpaid current interest for any class of Class I notes or any remaining Liquidation Loss Amounts that are not otherwise covered by Principal and Interest Collections with respect to the related sub-group. Application of any remaining Excess Spread will continue until the aggregate Overcollateralization Amount for both sub-groups of Loan Group I equals or exceeds the aggregate Overcollateralization Target Amount for both sub-groups of Loan Group I at which point any funds on deposit in the Reserve Account will be applied in accordance with the normal distribution priorities. The trapping of any remaining Excess Spread in the Reserve Account may resume on a later payment date or dates if the aggregate Overcollateralization Amount for both sub-groups of Loan Group I falls below the aggregate Overcollateralization Target Amount for both sub-groups of Loan Group I.


                                      S-61











         Class II Notes

         The cashflow mechanics for the Class II notes are intended to create overcollateralization by using all or a portion of the Excess Spread from Loan Group II to make principal payments on the Class II notes. This application of Excess Spread will continue until the Overcollateralization Amount for Loan Group II equals the Required Overcollateralization Amount at which point the application of Excess Spread from Loan Group II will cease unless necessary on a later payment date to increase the Overcollateralization Amount for Loan Group II to the Required Overcollateralization Amount. In addition, the Required Overcollateralization Amount may be permitted to step down in the future, in which case a portion of the Excess Spread from Loan Group II will not be paid to the holders of the Class II notes but will instead be used for other purposes or distributed to the holders of the Group II certificates. As a result of these mechanics, the weighted average lives of the Class II notes will be different than they would have been in the absence of these mechanics.

         The cashflow mechanics for the Class II notes are intended to provide cross-collateralization between the sub-groups of Loan Group II by allocating payments in respect of principal on the Class II notes on a pro rata basis in accordance with the amount of principal collections on the mortgage loans in the respective sub-group.

         Limited Cross-Collateralization Between Loan Group I and Loan Group II

         The cash flow mechanics for Loan Group I and Loan Group II provide for limited cross-collateralization between the Class I notes and the Class II notes by making collections from one Loan Group that would otherwise be paid to the related certificateholders available to pay Liquidation Loss Amounts in respect of the other Loan Group, to the extent that Excess Spread or the Overcollateralization Amount with respect to that other Loan Group are not sufficient to cover those losses.

         To the extent that the protection provided by the application of Excess Spread and the availability of overcollateralization and limited cross-collateralization are exhausted and if payments are not made under the related Policy as required, noteholders may incur a loss on their investments.

The Paying Agent

         The paying agent will initially be the indenture trustee. The paying agent will have the revocable power to withdraw funds from the Note Payment Account for the purpose of making payments to the noteholders.

Maturity and Optional Redemption

         The Class I notes and the Class II notes will be payable in full on the Final Payment Date, to the extent of the aggregate outstanding Note Balance on that date, if any. In addition, a principal payment may be made in redemption of either the Class I notes or the Class II notes upon the exercise by the servicer of its option to purchase the related mortgage loans together with the related assets of the trust fund. The servicer may exercise that option with respect to Loan Group I after the aggregate outstanding Note Balance of the Class I notes is reduced to an amount less than 10% of the initial aggregate Note Balance for the Class I notes. The servicer may exercise that option with respect to Loan Group II after the Pool Balance with respect to Loan Group II has been reduced to less than 10% of the initial Pool Balance of Loan Group II. The purchase price of the mortgage loans that are not REO Loans will be the sum of the outstanding principal balance of the mortgage loans and accrued and unpaid interest thereon, at the weighted average of the loan rates of the mortgage loans through the day preceding the payment date on which the purchase occurs, together with all amounts due and owing the enhancer with respect to the notes and any unpaid Interest Shortfalls on the related classes of term notes with interest thereon. The purchase price of the REO Loans will be the sum of the fair market values of the REO Loans on the


                                      S-62












payment date on which the purchase occurs. The servicer may not exercise this option to purchase the mortgage loans of any loan group unless the total purchase price will provide sufficient funds to pay the outstanding principal balance and accrued and unpaid interest on the related classes of notes in full and any unpaid Interest Shortfalls on the related classes of term notes and interest thereon and all amounts due and owing the enhancer under the insurance agreement.





                                      S-63












Glossary of Terms

         Below are abbreviated definitions of significant capitalized terms used in this prospectus supplement. Capitalized terms used in this prospectus supplement but not defined in this prospectus supplement shall have the meanings assigned to them in the accompanying prospectus. The servicing agreement, indenture and trust agreement may each contain more complete definitions of the terms used in this prospectus supplement and reference should be made to those agreements for a more complete understanding of these terms.

         "Aggregate Balance Differential" means, with respect to any payment date and any variable funding note, the sum of the Balance Differentials that have been added to the Variable Funding Balance of that variable funding note prior to that payment date.

         "Amortization Periods" means the Managed Amortization Period and the Rapid Amortization Period.

         "Appraised Value" means, with respect to any mortgage loan, the appraised value of the related mortgaged property determined in the appraisal used in the origination of that mortgage loan, which may have been obtained at an earlier time; provided that if the mortgage loan was originated simultaneously with a senior lien on the related mortgaged property, the Appraised Value shall be the lesser of the appraised value at the origination of the senior lien and the sales price for the related mortgaged property.

         "Balance Differential" means, with respect to any payment date and Loan Group I, the amount, if any, by which the sum of the aggregate principal balance of all subsequent mortgage loans and the amount of any additional balances transferred to the Trust Estate and included in a sub-group of Loan Group I during the related Collection Period exceeds the aggregate Principal Collections from the mortgage loans in that sub-group for such Collection Period.

         "Capitalized Interest Account" means an account established and held by the indenture trustee designated the "capitalized interest account."

         "Class I notes": means the Class I-A-1 notes and the Class I-A-2 notes.

         "Class II notes": means the Class II-A-1 notes, the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes, the Class II-A-5 notes, the Class II-A-6 notes and the Class II-A-7 notes.

         "Class II-A notes" means the Class II-A-6 notes and the Class II-A-7 notes.

         "Class II-B notes" means the Class II-A-1 notes, the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes and the Class II-A-5 notes.

         "Class I Policy" means the financial guaranty insurance policy provided by the enhancer with respect to the Class I notes, dated as of June 28, 2001.

         "Class II Policy" means the financial guaranty insurance policy provided by the enhancer with respect to the Class II notes, dated as of June 28, 2001.

         "Class R certificates" means the Class R-I certificates and the Class R-II certificates.

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg.



                                      S-64











     "CLTV Ratio" means, with respect to each HELOC, the ratio, expressed as a percentage of:

     (1) the sum of:

          o    the credit limit thereof; and

          o any outstanding principal balance, at the origination of that HELOC, of all other mortgage loans, if any, secured by senior or subordinate liens on the related mortgaged property;
over
     (2) the Appraised Value, or, when not available, the Stated Value, of that HELOC.

     With respect to each HEL, the CLTV Ratio generally will be the ratio, expressed as a percentage, of:

     (1)  the sum of:

          o    the initial principal balance of that HEL; and

          o any outstanding principal balance, at origination of that HEL, of all other mortgage loans, if any, secured by senior or subordinate liens on the related mortgaged property;
over
     (2) the Appraised Value, or, when not available, the Stated Value of that HEL.

         "Collection Period" means, with respect to any payment date, the calendar month preceding the month of that payment date.

         "Deficiency Amount" means, with respect to any payment date and the Class I notes or the Class II notes as applicable, an amount if any, equal to the sum of:

     (1) the amount by which the aggregate amount of accrued interest on those classes of notes, excluding any Relief Act Shortfalls for that payment date, at the respective Note Rates on that payment date exceeds the amount on deposit in the Note Payment Account available for interest distributions to those classes of notes on that payment date; and

     (2) (i) with respect to any payment date that is not the Final Payment Date, any Liquidation Loss Amount with respect to the mortgage loans in the related loan group for that payment date, to the extent not included in the Principal Distribution Amount in the case of the Class I notes or the Liquidation Loss Distribution Amount in the case of the Class II notes for that payment date or a reduction in the related Overcollateralization Amount; or

          (ii) on the Final Payment Date, the aggregate outstanding balance of the notes to the extent otherwise not paid on that date.

         "Deleted Loan" means a defective mortgage loan that has been removed from the trust fund pursuant to the terms of the purchase agreement.

         "Depositary" means DTC.

         "Determination Date" means the 18th day of each month, or if the 18th day is not a business day, the next succeeding business day.

         "Distribution Account" means the account established pursuant to the trust agreement for the deposit of amounts distributable to the holders of the certificates.

         "Draw Period" means, with respect to each HELOC, the period stated in the related credit line agreement.


                                      S-65











         "DTC Rules" means the rules, regulations and procedures creating and affecting DTC and its operations.

         "Eligible Substitute Loan" means a mortgage loan substituted by a seller for a Deleted Loan and assigned to the same sub-group and Loan Group as the Deleted Loan, which mortgage loan must, on the date of the substitution:

          o have an outstanding principal balance, or in the case of a substitution of more than one mortgage loan for a Deleted Loan, an aggregate outstanding principal balance, not in excess of the principal balance of the related Deleted Loan;

          o have a loan rate, Net Loan Rate and, if applicable, gross margin no lower than and not more than 1% in excess of the loan rate, Net Loan Rate and gross margin, respectively, of the related Deleted Loan;

          o have a CLTV Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution;

          o have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Deleted Loan;

          o comply with each representation and warranty as to the mortgage loans set forth in the purchase agreement, deemed to be made as of the date of substitution;

          o be included in the same sub-group and Loan Group as the Deleted Loan; and

          o    satisfy certain other conditions specified in the indenture.

         "Enhancer" means Financial Guaranty Insurance Company.

         "Excess Spread" means, with respect to each sub-group of a Loan Group, the related Group Excess Spread for that sub-group.

         "Final Payment Date" means the payment date occurring in December 2026, with respect to the Class I notes, and the payment date occurring in September 2031, with respect to the Class II notes.

         "Funding Account" means the account established by the indenture trustee in its name designated the "funding account."

         "GM" means General Motors Corporation.

         "Group Excess Spread" means, with respect to any payment date and a sub-group of either Loan Group and without taking into account any draw on the related Policy for that payment date, the excess, if any, of:

          o Interest Collections for the related Collection Period with respect to mortgage loans in that sub-group;

          over

          o    the sum of:

     (1) the premium for the related Policy allocable to that sub-group for the related payment date; and

     (2) the amounts paid on that payment date to the holders of the related class or classes of term notes and the variable funding notes in respect of interest at the related Note Rate or rates.



                                      S-66










         "HEL" means each fixed rate home equity loan included in the mortgage pool.

         "HELOC" means each adjustable rate home equity revolving credit line loan included in the mortgage pool.

         "Initial Mortgage Documents" means with respect to the mortgage loans, the related loan agreements, also referred to as credit line agreements, evidencing the HELOCs, the related mortgage notes, the mortgages and other related documents.

         "Insurance Agreement" means the insurance agreement dated as of June 1, 2001, among the enhancer, the sellers, the depositor, the servicer, the indenture trustee and the issuer.

         "Insured Amount" means, as of any payment date for the Class I notes or the Class II notes, any related Deficiency Amount plus any related Preference Amount.

         "Interest Collections" means, with respect to any payment date and either Loan Group, an amount equal to the sum of:

          o the amounts collected during the related Collection Period, including Net Liquidation Proceeds, allocated to interest pursuant to the terms of the related credit line agreements or mortgage notes, as applicable, exclusive of the pro rata portion thereof attributable to additional balances not conveyed to the trust fund during the Rapid Amortization Period, reduced by the servicing fees for that Collection Period, plus amounts in respect of any optional servicer advance pursuant to the terms of the servicing agreement; and

          o    the interest portion of:

               (1)  the Repurchase Price for any Deleted Loans; and

               (2) the cash purchase price paid in connection with any optional purchase of the mortgage loans by the servicer.

         "Interest Period" means, (i) with respect to the Class I notes, the Class II-A-1 notes, and the Class II-A-6 notes and any payment date, the period from the preceding payment date, or, in the case of the first payment date, from the closing date, through the day preceding that payment date and (ii) as to the Class II-A-2 notes, Class II-A-3 notes, Class II-A-4 notes, Class II-A-5 notes and Class II-A-7 notes, the calendar month (such month assumed to consist of 30 days in a year of 360 days) preceding the month in which such payment date occurs.

         "Interest Shortfall" means (i) with respect to a class of Class I notes and any payment date on which the Net WAC Rate cap applies to such class, the excess of:

          o the amount of interest that would have accrued on that class of Class I notes during the related Interest Period had that amount not been based on the related Net WAC Rate, but not at a rate in excess of 13.00% per annum;

         over

          o the interest actually accrued on that class of Class I notes during that Interest Period; and



                                      S-67











         (ii) with respect to a class of Class II notes and any payment date on which the related Net WAC Rate cap applies to such class, the excess of:

          o the amount of interest that would have accrued on that class of Class II notes during the related Interest Period had that amount not been based on the related Net WAC Rate;

         over

          o the interest actually accrued on that class of Class II notes during that Interest Period.

         "Junior Ratio" means, with respect to each mortgage loan, the ratio, expressed as a percentage, of the principal balance as of the cut-off date, with respect to a HEL, or the credit limit, with respect to a HELOC, to the sum of:

          o the principal balance as of the cut-off date, with respect to a HEL, or the credit limit, with respect to a HELOC, of such HEL or HELOC; and

          o the principal balance of any related senior mortgage loan at origination of such HEL or HELOC.

         "LIBOR" means, with respect to any Interest Period other than the first Interest Period, a rate equal to the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of that Interest Period. With respect to the first Interest Period, LIBOR means a rate equal to the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London, England time, two LIBOR Business Days prior to the closing date. If no quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding payment date.

         "LIBOR Business Day" means any day other than:

          o    a Saturday or a Sunday; or

          o a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

         "Liquidation Loss Amount" means, with respect to any payment date and any liquidated mortgage loan in a Loan Group, the unrecovered principal balance of that liquidated mortgage loan (excluding the pro rata portion thereof attributable to additional balances not conveyed to the trust during the Rapid Amortization Period), at the end of the related Collection Period in which that mortgage loan became a liquidated mortgage loan, after giving effect to the Net Liquidation Proceeds in connection with that liquidated mortgage loan.

         "Liquidation Loss Distribution Amount" means, with respect to any payment date and Loan Group II, an amount equal to the sum of (A) 100% of the Liquidation Loss Amounts on the mortgage loans in Loan Group II on such payment date, plus (B) any Liquidation Loss Amounts on the mortgage loans in Loan Group II remaining undistributed from any preceding payment date. Any Liquidation Loss Amount on the mortgage loans in Loan Group II remaining undistributed from any preceding payment date shall not be required to be paid to the Class II notes as a Liquidation Loss Distribution Amount to the extent that a Liquidation Loss Amount was paid on the Class II notes by means of a draw on the related Policy, a payment from collections on the mortgage loans in Loan Group I, or was reflected in the reduction of the Overcollateralization Amount for Loan Group II.

         "Loan Group" means each of the two loan groups as described in this prospectus supplement.

         "Loan Group I" means the two sub-groups of mortgage loans which correspond primarily to the Class I notes as described in this prospectus supplement.



                                      S-68










         "Loan Group II" means the two sub-groups of mortgage loans which correspond primarily to the Class II notes as described in this prospectus supplement.

         "Managed Amortization Event" means the event deemed to occur on any date on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.

         "Managed Amortization Period" means the period beginning on the first payment date following the end of the Revolving Period and ending on the earlier of:

          o    December 31, 2006; and

          o    the occurrence of a Rapid Amortization Event.

         "Maximum Variable Funding Balance" means $65,000,000.

         "Net Liquidation Proceeds" means, with respect to any mortgage loan, the proceeds, excluding amounts drawn on the related Policy, received in connection with the liquidation of that mortgage loan, whether through trustee's sale, foreclosure sale or otherwise, reduced by related expenses (excluding the pro rata portion thereof attributable to additional balances not conveyed to the trust during the Rapid Amortization Period), but not including the portion, if any, of the amount that exceeds the portion of the principal balance of, plus accrued and unpaid interest on, the mortgage loan at the end of the Collection Period immediately preceding the Collection Period in which the mortgage loan became a liquidated mortgage loan.

         "Net Loan Rate" means, with respect to any payment date and any mortgage loan, the loan rate of that mortgage loan as of the first day of the calendar month in which the related Interest Period begins, net of the premium rate on the related Policy, the servicing fee rate and, with respect to the mortgage loans in Loan Group I, beginning on the thirteenth payment date, 0.50% per annum, adjusted to an effective rate reflecting the method by which interest is calculated on the related classes of notes for the related Interest Periods.

         "Net Principal Collections" means, with respect to any payment date, the excess, if any, of Principal Collections for each sub-group of Loan Group I for that payment date over the aggregate amount of additional balances created during the related Collection Period for that sub-group and conveyed to the issuer.

         "Net WAC Rate" means for each payment date and any sub-group of mortgage loans, a per annum rate equal to the weighted average of the Net Loan Rates of the mortgage loans in that sub-group, as of the first day of the month preceding the month in which such payment date occurs. The initial Net WAC Rates for the mortgage loans in sub-group I(A), sub-group I(B), sub-group II(A) and sub-group II(B) are 7.914%, 7.775%, 8.303% and 8.261%, respectively.

         "Note Balance" means the Term Note Balance and/or the Variable Funding Balance, as the context requires.

         "Note Payment Account" means the account established pursuant to the indenture for the deposit of amounts distributable to the holders of the notes.

         "Note Rate" means (I) with respect to each Interest Period and the Class I notes, the least of:

          (1)  LIBOR plus a margin specified below;

          (2)  the Net WAC Rate for the related sub-group of Loan Group I; and

          (3)  13.00% per annum.




                                      S-69










         The margins for the Class I-A-1 notes and Class I-A-2 notes will be 0.22% per annum and 0.23% per annum, respectively. The margin for the Class I-A-1 notes and the Class I-A-2 notes will increase to 0.44% per annum and 0.46% per annum, respectively, for each Interest Period beginning after the payment date on which the optional redemption of the Class I notes may first be exercised.

         On any payment date for which the Note Rate on a class of Class I notes has been determined pursuant to clause (2) above, the Interest Shortfall created thereby will accrue interest at the Note Rate for such class, as adjusted from time to time, and will be paid on subsequent payment dates to the extent funds are available therefor.

         (II) with respect to each Interest Period and the Class II notes:

         (i)  for the Class II-A-1 notes, the lesser of:

               (A)  LIBOR plus a margin of 0.12% per annum, and

               (B)  the Net WAC Rate for sub-group II(B);

          (ii)  for the Class II-A-2 notes, 5.220% per annum;

          (iii) for the Class II-A-3 notes, 5.670% per annum;

          (iv) for the Class II-A-4 notes, the lesser of (A) 6.370% per annum and (B) the Net WAC Rate for sub-group II(B);

          (v) for the Class II-A-5 notes, the lesser of (A) 6.858% per annum and (B) the Net WAC Rate for sub-group II(B); and

          (vi)  for the Class II-A-6 notes, the lesser of:

                (A) LIBOR plus a margin of 0.12% per annum, and

                (B) the Net WAC Rate for sub-group II(A); and

         (vii) for the Class II-A-7 notes, the lesser of (A) 6.210% per annum and (B) the Net WAC Rate for sub-group II(A).

         Notwithstanding the foregoing, the Note Rate on the Class II-A-5 notes and the Class II-A-7 notes will increase by 0.50% per annum beginning with the first Interest Period for each such class of notes commencing after the related Optional Termination Date, subject to the related Net WAC Rate.

         "Optional Termination Date" means with respect to Loan Group I, the first payment date on which the aggregate Note Balance of the Class I notes is less than 10% of the initial aggregate Note Balance of the Class I notes. With respect to Loan Group II, the payment date on which the Pool Balance for Loan Group II has been reduced to less than 10% of the initial Pool Balance for Loan Group II.

         "Overcollateralization Amount" means:

         (i) with respect to each sub-group of Loan Group I and any payment date, the amount, if any, by which the outstanding principal balance of the mortgage loans in that sub-group conveyed to the trust fund as of the close of business on the last day of the related Collection Period, together with the related portion of the property of the issuer allocable to that sub-group, including the allocable portion of the amounts relating to Loan Group I on deposit in the Pre-Funding Account, the Funding Account and the



                                      S-70











          Reserve Account exceeds the Note Balance of the related class of Class I notes, together with, the portion, if any, of the variable funding notes related to that sub-group, and

         (ii) with respect to Loan Group II and any payment date, the amount, if any, by which the outstanding principal balance of the mortgage loans in Loan Group II as of the close of business on the last day of the related Collection Period, after applying payments received in that Collection Period, plus amounts relating to Loan Group II on deposit in the Pre-Funding Account, exceeds the Note Balance of the Class II notes on that payment date, after taking into account the payment of the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount for such payment date.

         "Overcollateralization Increase Amount" means, with respect to any payment date, the amount necessary to increase the Overcollateralization Amount with respect to Loan Group II to the Required Overcollateralization Amount.

         "Overcollateralization Release Amount" means, with respect to any date of determination, the excess, if any, of the Overcollateralization Amount with respect to Loan Group II over the Required Overcollateralization Amount.

         "Overcollateralization Target Amount" means, with respect to each sub-group of Loan Group I and any payment date on or prior to the thirtieth
(30th) payment date, an amount equal to the sum of:

          o 1.00% of the Note Balance of the related class of Class I notes as of the closing date, together with the portion, if any, of the variable funding notes related to that sub-group, after taking into account the payment of the Principal Distribution Amount for that sub-group on the related payment date; provided, however, that the percentage stated herein may increase for any payment date on which the amount of Excess Spread decreases below the amount specified in the indenture; and

          o 100% of the principal balances of all mortgage loans in that sub-group that are 180 or more days contractually delinquent as of the last day of the related Collection Period;

and thereafter, means the amount as adjusted from time to time pursuant to the terms of the indenture.

         "Participants" means participants in the DTC, Euroclear or Clearstream, Luxembourg systems.

         "Plan" means any pension, profit-sharing or other employee benefit plan as well as an individual retirement account and certain types of Keogh Plans.

         "Policy" means each of the Class I Policy and the Class II Policy or both, as applicable.

         "Pool Balance" means, with respect to any date and any Loan Group, the aggregate of the sum of the principal balances of all mortgage loans in such Loan Group conveyed to the trust fund as of that date and amounts, if any, on deposit in the Pre-Funding Account with respect to the related Loan Group.

         "Preference Amount" means any amount previously distributed to a noteholder on the notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Pre-Funding Account" means the account established by the indenture trustee in its name designated the "pre-funding account."

         "Pre-Funding Period" means, with respect to any Loan Group, the period from the closing date to the earliest of:



                                      S-71











          o the date on which the amount on deposit in the Pre-Funding Account with respect to that Loan Group is less than $50,000;

          o    September 26, 2001; or

          o the occurrence of a Rapid Amortization Event, in the case of Loan Group I, or a servicing default under the servicing agreement, in the case of Loan Group II.

         "Principal and Interest Collections" means, with respect to Loan Group I and any payment date, an amount equal to the sum of:

          o    Interest Collections for such Loan Group and that payment date;
               and

          o during the Managed Amortization Period, Net Principal Collections for that payment date, and during the Rapid Amortization Period, Principal Collections for that payment date.

         "Principal Collections" means, with respect to any payment date and either Loan Group, an amount equal to the sum of:

          o the amount collected during the related Collection Period, including Net Liquidation Proceeds, allocated to principal pursuant to the terms of the related credit line agreements or mortgage notes, as applicable, exclusive of the pro rata portion thereof attributable to additional balances not conveyed to the trust fund during the Rapid Amortization Period; and

          o the principal portion of the Repurchase Price for any Deleted Loans, any amounts required to be deposited in the Custodial Account by the sellers pursuant to the purchase agreement; and the cash purchase price paid in connection with any optional purchase of the mortgage loans by the servicer.

         "Principal Collection Distribution Amount" means, with respect to Loan Group II and any payment date, the total Principal Collections for Loan Group II for that payment date plus amounts remaining in the Pre-Funding Account attributable to Loan Group II at the end of the pre-funding period, less any Overcollateralization Release Amount for Loan Group II for such payment date.

         "Principal Distribution Amount" means, with respect to each sub-group of Loan Group I and any payment date:

          o during the Revolving Period, the amount, if any, transferred from the Pre-Funding Account to the Note Payment Account relating to that sub-group at the end of the pre-funding period;

          o during the Managed Amortization Period, Net Principal Collections for the mortgage loans in that sub-group; and

          o during the Rapid Amortization Period, Principal Collections for the mortgage loans in that sub-group;

         provided, that on any payment date during the Amortization Periods, the Principal Distribution Amount shall also include an amount equal to the aggregate Liquidation Loss Amounts, if any, for the mortgage loans in the related sub-group.

         "Rapid Amortization Event" means the occurrence of any one of the following events:

          (1)  the failure on the part of a seller:

               o to make any payment or deposit required to be made under the purchase agreement within five (5) business days after the date the payment or deposit is required to be made; or



                                      S-72











               o to observe or perform in any material respect any other covenants or agreements of the seller set forth in the purchase agreement, which failure continues unremedied for a period of sixty (60) days after written notice thereof to such seller, and the failure materially and adversely affects the interests of the enhancer or the securityholders; provided, that a Rapid Amortization Event will not be deemed to occur if the seller has repurchased or caused to be repurchased or substituted for the related mortgage loans or all mortgage loans, as applicable, during that period in accordance with the provisions of the indenture;

          (2) any representation or warranty made by a seller in the purchase agreement shall prove to have been incorrect in any material respect when made and shall continue to be incorrect in any material respect for the related cure period specified in the servicing agreement after written notice and as a result of which the interests of the enhancer or the securityholders are materially and adversely affected; provided, that a Rapid Amortization Event will not be deemed to occur if a seller has repurchased or caused to be repurchased or substituted for the related mortgage loans or all mortgage loans, as applicable, during that period in accordance with the provisions of the indenture;

          (3) the entry against a seller of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any decree or order unstayed and in effect for a period of sixty (60) consecutive days;

          (4) either seller shall voluntarily submit to proceedings under any federal or state bankruptcy, insolvency or other similar law or code relating to the seller or the issuer or relating to all or substantially all of its property or the seller or the issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (5) the issuer becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

          (6) a servicing default occurs and is unremedied under the servicing agreement and a qualified successor servicer has not been appointed;

          (7) the occurrence of a draw on the related Policy and the failure by the servicer to reimburse the enhancer for any amount owed to the enhancer pursuant to the Insurance Agreement on account of the draw, which failure continues unremedied for a period of 90 days after written notice to the servicer;

          (8) the issuer is determined to be an association or a publicly traded partnership taxable as a corporation for federal income tax purposes; or

          (9) an event of default under the Insurance Agreement, except for a default by the enhancer, unless the enhancer cannot be replaced without additional expense.

         In the case of any event described in (1), (2), (6), (7) or (9), a Rapid Amortization Event will be deemed to have occurred only if, after any applicable grace period described in those clauses, either the indenture trustee, the enhancer or securityholders evidencing not less than 51% of the aggregate Note Balance of the securities, by written notice to the depositor, the servicer and the owner trustee, and to the indenture trustee, if given by the securityholders, declare that a Rapid Amortization Event has occurred as of the date of the notice. In the case of any event described in clauses (3), (4),
(5) or (8), a Rapid Amortization Event will be deemed to have occurred without any notice or other action on the part of the



                                      S-73











indenture trustee, the enhancer or the securityholders immediately upon the occurrence of the event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the enhancer and each Rating Agency, subject to the satisfaction of any conditions to that waiver.


         "Rapid Amortization Period" means the period beginning on the earlier of:

          o the first payment date following the end of the Managed Amortization Period; and

          o    the occurrence of a Rapid Amortization Event;

and ending upon the termination of the issuer.

         "Rating Agencies" means Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch, Inc.

         "Record Date" means, with respect to the Class I notes, the Class II-A-1 notes and the Class II-A-6 notes and any payment date, the close of business on the last business day preceding that payment date, and with respect to the Class II-A-2 notes, the Class II-A-3 notes, the Class II-A-4 notes, the Class II-A-5 notes and the Class II-A-7 notes, and the Class I notes, the Class II-A-1 notes and the Class II-A-6 notes if such notes are no longer held in book-entry form, the last day of the calendar month preceding that payment date.

         "Reference Bank" means each of Barclays Bank plc, National Westminster Bank and Deutsche Bank, A.G.

         "Reference Bank Rate" means, with respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of one percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Note Balance of the Class I notes, the Class II-A-1 notes and the Class II-A-6 notes; provided, that at least two Reference Banks provide that rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the indenture trustee after consultation with the servicer and the enhancer, as of 11:00 a.m., New York time, on that date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balance of the notes. If no quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Interest Period.

         "Relief Act Shortfalls" means current interest shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "REO Loan" means a mortgage loan where title to the related mortgaged property has been obtained by the trustee or its nominee on behalf of the noteholders.

         "Repayment Period" means, with respect to each mortgage loan, the time period stated in the related credit line agreement during which draws can no longer be made.

         "Repurchase Price" means, with respect to any mortgage loan, the amount equal to the principal balance (exclusive of the pro rata portion thereof attributable to additional balances not conveyed to the trust fund during the Rapid Amortization Period) of that mortgage loan at the time of the removal, plus accrued and unpaid interest on that principal balance to the date of removal.



                                      S-74











         "Required Overcollateralization Amount" means, as to any payment date and Loan Group II, prior to the Stepdown Date, an amount equal to 1.50% of the initial Pool Balance of Loan Group II. On or after the Stepdown Date, the Required Overcollateralization Amount will be calculated pursuant to a formula described in the indenture which will generally depend on the performance of the mortgage loans, provided that such amount shall not be less than a minimum amount described in the indenture. In addition, the Required Overcollateralization Amount may be reduced with the prior written consent of the Enhancer and the Rating Agencies.

         "Reserve Account" means the reserve account established by the indenture trustee.

         "Revolving Period" means, with respect to the Class I notes, the period beginning on the closing date and ending on the earlier of:

          o    December 31, 2002; and

          o the occurrence of a Managed Amortization Event or a Rapid Amortization Event.

         "Securities Intermediary" means, with respect to each Term Note Owner, the brokerage firm, bank, thrift institution or other securities intermediary that maintains that Term Note Owner's account.

         "Stated Value" means, with respect to each mortgage loan for which the documentation type is known, the stated value of the related mortgaged property given by the related mortgagor in his or her application.

         "Step-down Date" means the later of:

          o    the payment date in January 2004; and

          o the first payment date on which the Pool Balance for the related Loan Group (after applying payments received in the related Collection Period) has been reduced to less than 50% of the initial Pool Balance for such Loan Group.

         "Teaser Rate" means, with respect to each mortgage loan with an adjustable loan rate, an initial rate less than the sum of the related index and the related gross margin, which is in effect during the first 3 or 6 months of the term of that mortgage loan.

         "Telerate Screen Page 3750" means the display page so designated on the Bridge Telerate Capital Markets Report, or such other page as may replace page 3750 on such service for the purpose of displaying London interbank offered rates of major banks, or, if such service is no longer offered, such other service for displaying London interbank offered rates or comparable rates as may be selected by the indenture trustee after consultation with the servicer.

         "Term Note Balance" means, with respect to any payment date and any term note, the initial principal balance of that term note reduced by all payments of principal of that term note prior to the related payment date.

         "Term Note Owners" means Persons acquiring beneficial ownership interests in the term notes.

         "Trust Estate" means the mortgage loans included in the assets of the issuer.

         "Underwriting Agreements" means each of the underwriting agreements, dated the date of this prospectus supplement, between (i) with respect to the Class I notes, Bear, Stearns & Co. Inc., as the representative of the underwriters listed therein, and the depositor and (ii) with respect to the Class II notes, Greenwich Capital Markets, Inc., as the representative of the underwriters listed therein, and the depositor.



                                      S-75











         "Variable Funding Balance" means, with respect to any payment date and any variable funding note, the initial principal balance of that variable funding note:

          o increased by the Aggregate Balance Differential for that variable funding note immediately prior to the related payment date; and

          o reduced by all distributions of principal thereon prior to that payment date.



                                      S-76












                           Description of the Policies

         The following information has been supplied by the enhancer for inclusion in this prospectus supplement. The enhancer does not accept any responsibility for the accuracy or completeness of this prospectus supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Policies and the enhancer set forth under the headings "Description of the Policies" and "The Enhancer" in this prospectus supplement. Additionally, the enhancer makes no representation regarding the term notes or the variable funding notes or the advisability of investing in the term notes or the variable funding notes. No representation is made by the depositor, the servicer, the indenture trustee, the underwriter or any of their affiliates as to the accuracy or completeness of the information in those sections.

         The enhancer, in consideration of the payment of a premium and subject to the terms of each Policy, thereby unconditionally and irrevocably guarantees to any noteholder that an amount equal to each full and complete Insured Amount on the classes of notes insured by that Policy will be received from the enhancer by the indenture trustee or its successors, as indenture trustee for the noteholders, on behalf of the noteholders, for distribution by the indenture trustee to each noteholder of that noteholder's proportionate share of the Insured Amount.

         The enhancer's obligations under each Policy, with respect to a particular Insured Amount, will be discharged to the extent funds equal to the applicable Insured Amount are received by the indenture trustee, whether or not those funds are properly applied by the indenture trustee. Insured Amounts will be paid only at the time set forth in the related Policy, and no accelerated Insured Amounts will be paid regardless of any acceleration of the notes, unless the acceleration is at the sole option of the enhancer.

         Notwithstanding the foregoing paragraph, neither Policy covers shortfalls, if any, attributable to the liability of the trust fund or the indenture trustee for withholding taxes, if any, including interest and penalties in respect of any liability for withholding taxes, Interest Shortfalls or Relief Act Shortfalls.

         The enhancer will pay any Insured Amount that is a Preference Amount on the second business day following receipt on a business day by the enhancer's fiscal agent of the following:

          o a certified copy of the order requiring the return of a preference payment;

          o an opinion of counsel satisfactory to the enhancer that the order is final and not subject to appeal;

          o an assignment in a form that is reasonably satisfactory to the enhancer, irrevocably assigning to the enhancer all rights and claims of the noteholder relating to or arising under the notes against the debtor which made the preference payment or otherwise with respect to the preference payment;

          o appropriate instruments to effect the appointment of the enhancer as agent for the noteholder in any legal proceeding related to the preference payment, which instruments are in a form satisfactory to the enhancer; and

          o a notice as required by either Policy appropriately completed and executed by the indenture trustee or the related noteholder, as the case may be.

provided that if these documents are received after 12:00 p.m., New York time, on that business day, they will be deemed to be received on the following business day. Payments by the enhancer will be disbursed to the receiver, conservator, debtor-in-possession or the trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the noteholder and not to any noteholder directly unless the noteholder has returned principal or interest paid on the notes to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case that payment will be disbursed to the indenture trustee



                                      S-77











for distribution to the noteholder upon delivery of proof of such payment reasonably satisfactory to the enhancer.

          Notwithstanding the foregoing, in no event shall the enhancer be (1) required to make any payment under a Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the enhancer under that Policy, or (2) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any notes, prior to the time the enhancer otherwise would have been required to make a payment under the related Policy in respect of such principal, in which case the enhancer shall pay the balance of the Preference Amount when such amount otherwise would have been required to be paid under the related Policy.

         The enhancer will pay any other amount payable under either Policy no later than 12:00 p.m., New York time, on the later of the payment date on which the related Deficiency Amount is due or the second business day following receipt in New York, New York on a business day by the enhancer of a notice from the indenture trustee in the form attached to the related Policy specifying the Insured Amount which is due and owing on the applicable payment date, provided that if the notice is received after 12:00 p.m., New York time, on that business day, it will be deemed to be received on the following business day. If any notice received by the enhancer is not in proper form or is otherwise insufficient for the purpose of making a claim under such Policy, it will be deemed not to have been received by the enhancer for the purposes of this paragraph, and the enhancer will promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

         Insured Amounts due under each Policy, unless otherwise stated in such Policy, will be disbursed by the enhancer to the indenture trustee, on behalf of the noteholders, by wire transfer of immediately available funds in the amount of the Insured Amount less, in respect of Insured Amounts related to Preference Amounts, any amount held by the indenture trustee for the payment of the Insured Amount and legally available therefor.

         Subject to the terms of the indenture, the enhancer will be subrogated to the rights of each noteholder to receive payments under the term notes and variable funding notes to the extent of any payment by the enhancer under the related Policy.

         Capitalized terms used in each Policy and not otherwise defined in such Policy shall have the meanings set forth in the indenture as of the date of execution of such Policy, without giving effect to any subsequent amendment or modification to the indenture unless the amendment or modification has been approved in writing by the enhancer.

         The Policies are not cancelable for any reason. The premiums on the Policies are not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the notes.

         The Policies are being issued under and pursuant to, and will be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE POLICIES IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.



                                      S-78














                       Yield and Prepayment Considerations

         The yield to maturity of a note will depend on the price paid by the related noteholder for that note, the Note Rate, the rate and timing of principal payments, including payments in excess of the monthly payment made by the related mortgagor, prepayments in full or terminations, liquidations and repurchases, on the mortgage loans in the related Loan Group and, in the case of the HELOCs, the rate and timing of draws and the allocations thereof.

         In general, if a term note is purchased at a premium over its face amount and payments of principal of such term note occur at a rate faster than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a term note is purchased at a discount from its face amount and payments of principal of such term note occur at a rate that is slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than originally anticipated.

         With respect to certain HELOCs, the loan rate at origination may be below the rate that would result from the sum of the then-applicable index and gross margin. Under the GMACM underwriting guidelines, mortgagors are generally qualified based on an assumed payment which reflects a rate significantly lower than the maximum rate. The repayment of any HELOC may thus be dependent on the ability of the borrower to make larger interest payments following the adjustment of the loan rate.

         For any mortgage loans secured by junior mortgages, any inability of the mortgagor to pay off the balance thereof may also affect the ability of the mortgagor to obtain refinancing at any time of any related senior mortgage loan, thereby preventing a potential improvement in the mortgagor's circumstances. Under the servicing agreement the servicer may be restricted or prohibited from consenting to any refinancing of any related senior mortgage loan in some circumstances, which in turn could adversely affect the mortgagor's circumstances or result in a prepayment or default under the corresponding junior mortgage loan.

         In addition to the mortgagor's personal economic circumstances, a number of factors, including homeowner mobility, job transfers, changes in the mortgagor's housing needs, the mortgagor's net equity in the mortgaged property, changes in the value of the mortgaged property, national and regional economic conditions, enforceability of due-on-sale clauses, prevailing market interest rates, servicing decisions, solicitations and the availability of mortgage funds, seasonal purchasing and payment habits of borrowers or changes in the deductibility for federal income tax purposes of interest payments on home equity loans, may affect the rate and timing of principal payments on the mortgage loans or draws on the HELOCs. There can be no assurance as to the rate of principal payments on the mortgage loans or draws on the HELOCs. The mortgage loans may be prepaid in full or in part without penalty. The rate of principal payments and the rate of draws may fluctuate substantially from time to time. Generally, mortgage loans secured by junior liens on the mortgaged property are not viewed by borrowers as permanent financing. Due to the unpredictable nature of both principal payments and draws on the HELOCs, the rates of principal payments net of draws on the HELOCs may be much more volatile than for typical first lien mortgage loans.

         The yield to maturity of the term notes, and the rate and timing of principal payments on the mortgage loans or draws on the HELOCs, may also be affected by a wide variety of specific terms and conditions applicable to the respective programs under which the mortgage loans were originated. For example, the HELOCs may provide for future draws to be made only in specified minimum amounts, or alternatively may permit draws to be made by check in any amount. A pool of mortgage loans including HELOCs subject to the latter provisions may be likely to remain outstanding longer with a higher aggregate principal balance than a pool of mortgage loans including HELOCs with the former provisions, because of the relative ease of making new draws. Furthermore, the HELOCs may provide for interest rate changes on a daily or monthly basis, or may have gross margins that may vary under certain



                                      S-79











circumstances over the term of the loan. In extremely high market interest rate scenarios, term notes backed by mortgage loans including HELOCs with adjustable rates subject to substantially higher maximum rates than typically apply to adjustable rate first mortgage loans may experience rates of default and liquidation substantially higher than those that have been experienced on other adjustable rate mortgage loan pools.

         As a result of the payment terms of the HELOCs, there may be no principal payments made with respect to the HELOCs associated with a sub-group of Loan Group I in any given month. In addition, it is possible that the aggregate draws on HELOCs may exceed the aggregate payments with respect to principal on the mortgage loans for the related period. During the Revolving Period and the Managed Amortization Period for the Class I notes all or a portion of the Principal Collections on the mortgage loans in Loan Group I will be reinvested in additional balances and/or subsequent mortgage loans or are accumulated in a trust account pending commencement of an amortization period with respect to the Class I notes.

         The servicing agreement permits the issuer, at its option, subject to the satisfaction of certain conditions specified in the servicing agreement, to direct the servicer to remove certain mortgage loans from Loan Group I from the trust fund at any time during the life of the trust fund, so long as after giving effect to the removal of the applicable mortgage loans, the Overcollateralization Amount with respect to the related sub-group equals or exceeds the required Overcollateralization Amount. Removals of mortgage loans may affect the rate at which principal is distributed to noteholders by reducing the Pool Balance of the related Loan Group and thus the amount of Principal Collections. See "Description of the Securities-- Optional Transfers of Mortgage Loans in Loan Group I to Holders of Group I Certificates or Repurchase of Defaulted Mortgage Loans" in this prospectus supplement.

         The mortgage loans generally will contain due-on-sale provisions permitting the related mortgagee to accelerate the maturity of a mortgage loan upon sale or certain transfers by the mortgagor of the underlying mortgaged property. The servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying mortgaged property and it is entitled to do so under applicable law. The extent to which mortgage loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the term notes. See "The Servicing Agreement--Collection and Other Servicing Procedures" in this prospectus supplement for a description of certain provisions of the servicing agreement that may affect the prepayment experience on the mortgage loans.

         On the closing date, the indenture trustee will establish the Pre-Funding Account. Amounts on deposit in the Pre-Funding Account will come from the proceeds of the sale of the term notes. During the pre-funding period, funds on deposit in the Pre-Funding Account will be used by the issuer to buy subsequent mortgage loans from the sellers from time to time. Any amounts remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed as principal on the related term notes on the following payment date, except that up to $50,000 of amounts in the Pre-Funding Account relating to the Class I notes may be deposited in the Funding Account and used to purchase additional balances or subsequent mortgage loans in Loan Group I. The issuer believes that substantially all of the amounts in the Pre-Funding Account will be used to purchase subsequent mortgage loans. It is unlikely however, that the aggregate principal amount of subsequent mortgage loans purchased by the trust fund will be identical to the amounts on deposit in the Pre-Funding Account, and consequently, noteholders may receive some prepayment of principal. See "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account" in this prospectus supplement.



                                      S-80











         The servicer may allow the refinancing of a mortgage loan in the trust fund by accepting prepayments for that mortgage loan and permitting a new loan to the same borrower secured by a mortgage on the same property, which may be originated by the servicer or by an unrelated entity. In the event of a refinancing, the new loan would not be included in the trust fund and, therefore, the refinancing would have the same effect as a prepayment in full of the related mortgage loan. The servicer may, from time to time, implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, the servicer may encourage refinancing of mortgage loans, including defaulted mortgage loans, under which creditworthy borrowers assume the outstanding indebtedness of the defaulted mortgage loans which may be removed from the trust fund. As a result of these programs:

          o the rate of principal prepayments of the mortgage loans may be higher than would otherwise be the case; and

          o in some cases, the average credit or collateral quality of the mortgage loans remaining in the trust fund may decline.

         Investors in the Class I notes should note that in certain instances in which a mortgagor of a mortgage loan in Loan Group I either:

          o requests an increase in the credit limit on the related HELOC above the limit stated in the related credit line agreement;

          o requests to place a lien on the related mortgaged property senior to the lien of the related mortgage loan; or

          o refinances the senior lien resulting in a CLTV Ratio above the previous CLTV Ratio for that loan;

the servicer will have the option to purchase from the trust fund the related loan at the Repurchase Price. There are no limitations on the frequency of the repurchases or the characteristics of the mortgage loans so repurchased. In addition, on any payment date GMACM, in its capacity as the holder of the certificates, may designate certain mortgage loans for removal from Loan Group
I. Those repurchases may lead to an increase in prepayments on the mortgage loans in Loan Group I, which may reduce the yield on the Class I notes. In addition, repurchases may affect the characteristics of the mortgage loans in Loan Group I in the aggregate with respect to loan rates and credit quality.

         Although the loan rates on the HELOCs are subject to periodic adjustments, the adjustments generally:

          o will not increase the loan rates over a fixed maximum rate during the life of any HELOC; and

          o will be based on an index, which may not rise and fall consistently with prevailing market interest rates, plus the related gross margin, which may vary under certain circumstances, and which may be different from margins being used at the time for newly originated adjustable rate mortgage loans.

As a result, the loan rates on the HELOCs at any time may not equal the prevailing rates for similar, newly originated adjustable rate home equity mortgage loans and accordingly the rate of principal payments, if any, and draws on the HELOCs may be lower or higher than would otherwise be anticipated. There can be no certainty as to the rate of principal payments on the mortgage loans or draws on the HELOCs during any period or over the life of the term notes.


                                      S-81











         The yield to investors in the Class I notes, the Class II-A-1 notes and the Class II-A-6 notes will be sensitive to fluctuations in the level of LIBOR and the related Note Rate will be capped. See "Risk Factors--Loan rates may reduce the note rate on each class of term notes" in this prospectus supplement.

         With respect to the indices used in determining the Note Rates for some of the term notes or the loan rates of some of the underlying mortgage loans, a number of factors affect the performance of each index and may cause an index to move in a manner different from other indices. To the extent that an index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to the holders of the term notes that adjust based on that index may occur later than that which would be produced by other indices, and in a period of declining rates, an index that affects the interest rates on some of the mortgage loans may remain higher than other market interest rates, which may result in a higher level of prepayments of the mortgage loans that adjust in accordance with that index than of mortgage loans which adjust in accordance with other indices.

         The Note Rate on the Class I notes and Class II notes, other than the Class II-A-2 notes and Class II-A-3 notes, is subject to a cap equal to the Net WAC Rate for the related sub-group of mortgage loans. To the extent the Net WAC Rate becomes the Note Rate on any of those classes of notes, less interest will accrue on those notes than would otherwise be the case. The prepayment of mortgage loans with higher mortgage rates will increase the likelihood that the related class or classes of notes will be subject to the Net WAC Rate, particularly after the rates on certain of the specified notes increase by 0.50% per annum after the Optional Termination Date. In addition, beginning on the 13th payment date, the Net Loan Rate of each Mortgage Loan in Loan Group I will be reduced by 0.50% per annum for purposes of the calculation of the Net WAC Rate for each sub-group of Loan Group I, which increases the likelihood that the Note Rates on the Class I notes will be equal to the Net WAC Rate for the related sub-group. The holders of the related notes will be entitled to recover Interest Shortfalls on any payment date from excess cash flow from the related Loan Group, if available. There can be no assurance that excess cash flow will be available to pay any such amounts. The Policies do not cover any Interest Shortfalls.

         The timing of changes in the rate of principal payments on a term note may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a payment of principal on a term note, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the term notes would not be fully offset by a subsequent like reduction or increase in the rate of principal payments.

         The recording of mortgages in the name of MERS is a new practice in the mortgage lending industry. While the depositor expects that the servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate, public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds to the noteholders and increase the amount of Liquidation Loss Amounts on the mortgage loans. For additional information regarding the recording of mortgages in the name of MERS see "Description of the Mortgage Pool--Mortgage Pool Characteristics" in this prospectus supplement and "Description of the Securities--Assignment of Loans" in the prospectus.

         The rate and timing of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans and thus the yield on the term notes. There can be no assurance as to the rate of losses or delinquencies on any of the mortgage loans, however, the rate of losses and delinquencies are likely to be higher than those of traditional first lien mortgage loans, particularly in the



                                      S-82











case of mortgage loans with high CLTV Ratios or low Junior Ratios. To the extent that any losses are incurred on any of the mortgage loans that are not covered by the applicable credit enhancements, holders of the term notes will bear all risk of losses resulting from default by mortgagors. Even where a Policy covers all losses incurred on the mortgage loans, the effect of losses may be to increase prepayment rates on the mortgage loans, thus reducing the weighted average life and affecting the yield to maturity.

         Amounts on deposit in the Funding Account may be used during the Revolving Period to acquire additional balances and subsequent mortgage loans in Loan Group I. In the event that at the end of the Revolving Period any amounts on deposit in the Funding Account have not been used to acquire subsequent mortgage loans or additional balances, then the Class I notes will be prepaid in part on the following payment date.

         "Weighted average life" refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor thereof of each dollar distributed in reduction of principal of that security, assuming no losses. The weighted average life of the term notes will be influenced by, among other factors, the rate of principal payments, and, with respect to the HELOCs, the rate of draws, on the mortgage loans.

         The primary source of information available to investors concerning the term notes will be the monthly statements discussed in this prospectus supplement under "The Agreements--The Trust Agreement and the Indenture--Reports to Noteholders," which will include information as to the outstanding Term Note Balance. There can be no assurance that any additional information regarding the term notes will be available through any other source. In addition, the depositor is not aware of any source through which price information about the term notes will be generally available on an ongoing basis. The limited nature of information regarding the term notes may adversely affect the liquidity of the term notes, even if a secondary market for the term notes becomes available.

         The prepayment models used in this prospectus supplement, or prepayment assumptions, represent an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. With respect to the HELOCs, a constant prepayment rate, or CPR, of the then outstanding principal balance of the home equity revolving credit line loans is assumed. With respect to the HELs in Loan Group I, a 100% prepayment assumption assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional approximately 2.00% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a 100% prepayment assumption assumes a constant prepayment rate of 26% per annum each month. With respect to the HELs in Loan Group II, a 100% prepayment assumption assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional approximately 1.4545% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a 100% prepayment assumption assumes a constant prepayment rate of 20% per annum each month.

         With respect to the HELs, a 50% prepayment assumption assumes prepayment rates equal to 50% of the related prepayment assumption. Correspondingly, a 150% prepayment assumption assumes prepayment rates equal to 150% of the related prepayment assumption, and so forth. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

                                     S-83












         The tables set forth below are based on a CPR, a constant draw rate, in the case of the HELOCs, which, for purposes of the assumptions, is the amount of additional balances drawn each month as an annualized percentage of the Pool Balance outstanding at the beginning of that month, and optional termination assumptions as indicated in the tables below and further assume that the initial HELOCs and initial HELs consist of mortgage loans having the following characteristics:

                                  Loan Group I

                                                                                  Original Term       Remaining Term
                        Balance $          Gross WAC (%)        Net WAC (%)         (months)             (months)
                        ---------          -------------        -----------         --------             --------
Sub-Group I (A)         146,024,357.72         8.341               7.841               189                 185
HELOCs

Sub-Group I (B)         166,270,761.96         8.123               7.623               154                 150
HELOCs

Sub-Group I (A)             986,978.69         8.892               8.392               180                 179
HELs                     12,122,238.73         8.502               8.002               106                 105
                         29,844,355.71         8.987               8.487               180                 179
                          6,023,703.40         8.903               8.403               240                 239
                         29,374,365.85         8.998               8.498               300                 299

Sub-Group I (B)             989,822.94         9.464               8.964               180                 178
HELs                     16,202,777.35         8.511               8.011               106                 105
                         33,618,310.74         8.932               8.432               180                 179
                          6,233,209.34         8.800               8.300               240                 239
                         32,129,117.66         9.111               8.611               300                 299


                                      S-84












                                  Loan Group II

                                                                                               Original
                                                                   Original     Remaining      Amortized
                                   Gross WAC       Net WAC           Term         Term            Term         Assumed
                   Balance $          (%)            (%)           (Months)      (Months)       (Months)       Delivery
                   ---------          ---            ---           --------      --------       --------       --------
----------------------------------------------------------------------------------------------------------------------------
Sub-Group          6,813,077.86     8.46601        7.96601           60             60              60          Closing
II (A)
                  21,044,556.84     8.64596        8.14596          120             120            120          Closing
                   1,125,965.52     9.90729        9.40729          179             179            360          Closing
                  52,476,235.01     8.95093        8.45093          180             180            180          Closing
                   9,170,761.20     9.35623        8.85623          240             240            240          Closing
                  37,394,582.85     9.01324        8.51324          300             300            300          Closing
                   2,246,303.46     8.46601        7.96601           60             60              60         July 2001
                   6,938,488.27     8.64596        8.14596          120             120            120         July 2001
                     371,236.07     9.90729        9.40729          180             180            360         July 2001
                  17,301,658.76     8.95093        8.45093          180             180            180         July 2001
                   3,023,642.62     9.35623        8.85623          240             240            240         July 2001
                  12,329,167.90     9.01324        8.51324          300             300            300         July 2001

Sub-Group          4,986,547.72     8.58373        8.08373           60             60              60          Closing
II (B)
                  23,322,125.84     8.75564        8.25564          120             120            120          Closing
                 100,364,869.73     9.01369        8.51369          180             179            180          Closing
                  33,352,790.82     8.39111        7.89111          180             179            360          Closing
                  20,224,033.44     9.13305        8.63305          240             240            240          Closing
                 129,441,399.64     8.91622        8.41622          300             300            300          Closing
                     230,375.27     8.57168        8.07168          360             360            360          Closing
                   1,644,087.98     8.58373        8.08373           60             60              60         July 2001
                   7,689,413.37     8.75564        8.25564          120             120            120         July 2001
                  33,090,764.37     9.01369        8.51369          180             180            180         July 2001
                  10,996,570.26     8.39111        7.89111          180             180            360         July 2001
                   6,667,957.89     9.13305        8.63305          240             240            240         July 2001
                  42,677,431.51     8.91622        8.41622          300             300            300         July 2001
                      75,955.80     8.57168        8.07168          360             360            360         July 2001

         In addition, it was assumed for Loan Group I and/or Loan Group II, as applicable, that:

         (1) payments are made in accordance with the description set forth in this prospectus supplement under "Description of the Securities--Priority of Distributions";

         (2) payments on the notes will be made on the 25th day of each calendar month regardless of the day on which the payment date actually occurs, commencing in July 2001;

         (3) no extension past the scheduled maturity date of a mortgage loan is made;

         (4)  no delinquencies or defaults occur;

         (5) in the case of the HELOCs, monthly draws are calculated as set forth in the tables below before giving effect to prepayments;


                                      S-85











         (6) the mortgage loans pay on the basis of a 30-day month and a 360-day year;

         (7)  there is no restriction on the Maximum Variable Funding Balance;

         (8)  no Rapid Amortization Event or Managed Amortization Event occurs;

         (9)  each mortgage loan is payable monthly;

         (10) the closing date is June 28, 2001;

         (11) with respect to Loan Group I and each payment date, LIBOR is equal to 3.980% per annum;

         (12) with respect to Loan Group II and each payment date, LIBOR is equal to 3.950% per annum;

         (13) the initial Term Note Balance is as set forth on the cover page of this prospectus supplement; and

         (14) all principal payments due and payable on the term notes and the variable funding notes related to each sub-group of Loan Group I will be allocated to those classes on a pro rata basis.

         The actual characteristics and performance of the mortgage loans will likely differ from the assumptions used in constructing the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment and, in the case of the HELOCs, draw scenarios. For example, it is very unlikely that the mortgage loans will prepay and/or experience draws at a constant rate until maturity or that all mortgage loans will prepay and/or experience draws at the same rate. Moreover, the diverse remaining terms to stated maturity of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the various assumptions specified, even if the weighted average remaining term to stated maturity of the mortgage loans is as assumed. Any difference between these assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment experience, will affect the percentages of initial Term Note Balances outstanding over time and the weighted average life of the term notes. Neither the CPR model nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans included in the mortgage pool. Variations in the actual prepayment experience and the principal balances of the mortgage loans that prepay may increase or decrease each weighted average life shown in the following tables. These variations may occur even if the average prepayment experience of all mortgage loans equals the CPR, as indicated.


                                      S-86











            Percentage of Initial Class I-A-1 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                 ------------------------------------------------------------------
HELOCs - Gross CPR                                   10%        25%      30%      35%       40%       45%      50%
HELs - Percentage of Related Prepayment            0%(3)        50%      75%     100%      125%      150%     175%
Assumption
                                                 ------------------------------------------------------------------
Initial........................................      100%       100%     100%     100%      100%      100%     100%
June 2002......................................      100        100      100      100       100       100      100
June 2003......................................      100         93       89       86        82        79       75
June 2004......................................       99         80       71       63        56        48       42
June 2005......................................       98         68       57       46        38        30       23
June 2006......................................       97         58       45       34        25        19       13
June 2007......................................       91         47       34       24        16        11        7
June 2008......................................       81         36       24       16        10         6        3
June 2009......................................       72         27       17       10         6         3        2
June 2010......................................       64         21       12        7         4         2        1
June 2011......................................       57         16        8        4         2         1        *
June 2012......................................       51         12        6        3         1         1        *
June 2013......................................       46          9        4        2         1         *        *
June 2014......................................       41          7        3        1         *         *        *
June 2015......................................       37          5        2        1         *         *        *
June 2016......................................       33          4        1        *         *         *        *
June 2017......................................        *          *        *        *         *         *        *
June 2018......................................        *          *        *        *         *         *        0
June 2019......................................        *          *        *        *         *         *        0
June 2020......................................        *          *        *        *         *         *        0
June 2021......................................        *          *        *        *         *         0        0
June 2022......................................        *          *        *        *         *         0        0
June 2023......................................        *          *        *        *         *         0        0
June 2024......................................        *          *        *        *         0         0        0
June 2025......................................        *          *        *        *         0         0        0
June 2026......................................        0          0        0        0         0         0        0
Weighted Average Life to 10% call (years)......    11.14       6.11     5.03     4.30      3.78      3.39     3.09
Weighted Average Life to maturity (years)......    11.15       6.35     5.28     4.52      3.97      3.55     3.23

         (1) Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELOCs, a gross CPR as disclosed above less a constant draw rate of 10.00%.

         (2)  All percentages are rounded to the nearest 1%.

         (3) Assumes in the case of the HELs, for the 0% Prepayment Assumption, a constant CPR of 10%.

          * less than 0.50% but greater than 0.


                                      S-87












            Percentage of Initial Class I-A-2 Term Note Balance(1)(2)


Payment Date                                                           Percentage of Balance
                                                 ------------------------------------------------------------------
HELOCs - Gross CPR                                   10%       25%       30%      35%       40%       45%      50%
HELs - Percentage of Related Prepayment            0%(3)       50%       75%     100%      125%      150%     175%
Assumption
                                                 ------------------------------------------------------------------
Initial........................................      100%      100%      100%     100%      100%      100%     100%
June 2002......................................      100       100       100      100       100       100      100
June 2003......................................       99        93        89       86        82        79       75
June 2004......................................       98        79        71       63        56        48       42
June 2005......................................       97        68        56       46        38        30       23
June 2006......................................       96        58        45       34        25        19       13
June 2007......................................       90        47        34       24        16        11        7
June 2008......................................       81        35        24       15        10         6        3
June 2009......................................       72        27        17       10         6         3        2
June 2010......................................       64        20        12        7         4         2        1
June 2011......................................       57        15         8        4         2         1        *
June 2012......................................       51        12         6        3         1         1        *
June 2013......................................       46         9         4        2         1         *        *
June 2014......................................        1         1         *        *         *         *        *
June 2015......................................        1         1         *        *         *         *        *
June 2016......................................        1         1         *        *         *         *        *
June 2017......................................        1         *         *        *         *         *        *
June 2018......................................        *         *         *        *         *         *        *
June 2019......................................        *         *         *        *         *         *        *
June 2020......................................        *         *         *        *         *         *        *
June 2021......................................        *         *         *        *         *         *        *
June 2022......................................        *         *         *        *         *         *        *
June 2023......................................        *         *         *        *         *         *        *
June 2024......................................        *         *         *        *         *         *        *
June 2025......................................        *         *         *        *         *         *        *
June 2026......................................        0         0         0        0         0         0        0
Weighted Average Life to 10% call (years)......    10.07      6.10      5.02     4.30      3.78      3.39     3.09
Weighted Average Life to maturity (years)......    10.09      6.21      5.21     4.49      3.96      3.55     3.23


         (1) Assumes (i) except where indicated, that no optional termination is exercised and (ii) in the case of the HELOCs, a gross CPR as disclosed above less a constant draw rate of 10.00%.

         (2)  All percentages are rounded to the nearest 1%.

         (3) Assumes in the case of the HELs, for the 0% Prepayment Assumption, a constant CPR of 10%.

          * less than 0.50% but greater than 0.


                                      S-88











           Percentage of Initial Class II-A-1 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                  -----------------------------------------------------------------
Percentage of Related Prepayment Assumption           0%       60%       85%     115%      145%      170%     200%
                                                  -----------------------------------------------------------------
Initial.........................................    100%      100%      100%     100%      100%      100%     100%
June 2002.......................................      86        59        47       34        20         9        0
June 2003.......................................      76         9         0        0         0         0        0
June 2004.......................................      64         0         0        0         0         0        0
June 2005.......................................      52         0         0        0         0         0        0
June 2006.......................................      39         0         0        0         0         0        0
June 2007.......................................      26         0         0        0         0         0        0
June 2008.......................................      11         0         0        0         0         0        0
June 2009.......................................       0         0         0        0         0         0        0
June 2010.......................................       0         0         0        0         0         0        0
June 2011.......................................       0         0         0        0         0         0        0
June 2012.......................................       0         0         0        0         0         0        0
June 2013.......................................       0         0         0        0         0         0        0
June 2014.......................................       0         0         0        0         0         0        0
June 2015.......................................       0         0         0        0         0         0        0
June 2016.......................................       0         0         0        0         0         0        0
June 2017.......................................       0         0         0        0         0         0        0
June 2018.......................................       0         0         0        0         0         0        0
June 2019.......................................       0         0         0        0         0         0        0
June 2020.......................................       0         0         0        0         0         0        0
June 2021.......................................       0         0         0        0         0         0        0
June 2022.......................................       0         0         0        0         0         0        0
June 2023.......................................       0         0         0        0         0         0        0
June 2024.......................................       0         0         0        0         0         0        0
June 2025.......................................       0         0         0        0         0         0        0
June 2026.......................................       0         0         0        0         0         0        0
June 2027.......................................       0         0         0        0         0         0        0
June 2028.......................................       0         0         0        0         0         0        0
June 2029.......................................       0         0         0        0         0         0        0
June 2030.......................................       0         0         0        0         0         0        0
June 2031.......................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years).......    4.06      1.21      0.99     0.83      0.73      0.67     0.62
Weighted Average Life to maturity (years).......    4.06      1.21      0.99     0.83      0.73      0.67     0.62

         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.


                                      S-89











           Percentage of Initial Class II-A-2 Term Note Balance(1)(2)

Payment Date                                      Percentage of Balance
                                                  -------------------------------------------------
Percentage of Related Prepayment Assumption         0%      60%    85%   115%   145%   170%   200%
                                                  -------------------------------------------------
Initial ......................................      100%   100%   100%   100%   100%   100%   100%
June 2002 ....................................      100    100    100    100    100    100     94
June 2003 ....................................      100    100     81     46     14      0      0
June 2004 ....................................      100     60     20      0      0      0      0
June 2005 ....................................      100     16      0      0      0      0      0
June 2006 ....................................      100      0      0      0      0      0      0
June 2007 ....................................      100      0      0      0      0      0      0
June 2008 ....................................      100      0      0      0      0      0      0
June 2009 ....................................       95      0      0      0      0      0      0
June 2010 ....................................       75      0      0      0      0      0      0
June 2011 ....................................       53      0      0      0      0      0      0
June 2012 ....................................       34      0      0      0      0      0      0
June 2013 ....................................       14      0      0      0      0      0      0
June 2014 ....................................        0      0      0      0      0      0      0
June 2015 ....................................        0      0      0      0      0      0      0
June 2016 ....................................        0      0      0      0      0      0      0
June 2017 ....................................        0      0      0      0      0      0      0
June 2018 ....................................        0      0      0      0      0      0      0
June 2019 ....................................        0      0      0      0      0      0      0
June 2020 ....................................        0      0      0      0      0      0      0
June 2021 ....................................        0      0      0      0      0      0      0
June 2022 ....................................        0      0      0      0      0      0      0
June 2023 ....................................        0      0      0      0      0      0      0
June 2024 ....................................        0      0      0      0      0      0      0
June 2025 ....................................        0      0      0      0      0      0      0
June 2026 ....................................        0      0      0      0      0      0      0
June 2027 ....................................        0      0      0      0      0      0      0
June 2028 ....................................        0      0      0      0      0      0      0
June 2029 ....................................        0      0      0      0      0      0      0
June 2030 ............................... ....        0      0      0      0      0      0      0
June 2031 ....................................        0      0      0      0      0      0      0
Weighted Average Life to 10% call (years) ....    10.25   3.29   2.53   2.01   1.67   1.48   1.31
Weighted Average Life to maturity (years) ....    10.25   3.29   2.53   2.01   1.67   1.48   1.31

         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.


                                      S-90











           Percentage of Initial Class II-A-3 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                  -----------------------------------------------------------------
Percentage of Related Prepayment Assumption           0%       60%       85%     115%      145%      170%     200%
                                                  -----------------------------------------------------------------
Initial.........................................     100%      100%      100%     100%      100%      100%     100%
June 2002.......................................     100       100       100      100       100       100      100
June 2003.......................................     100       100       100      100       100        68        0
June 2004.......................................     100       100       100       46         0         0        0
June 2005.......................................     100       100        30        0         0         0        0
June 2006.......................................     100        52         0        0         0         0        0
June 2007.......................................     100         0         0        0         0         0        0
June 2008.......................................     100         0         0        0         0         0        0
June 2009.......................................     100         0         0        0         0         0        0
June 2010.......................................     100         0         0        0         0         0        0
June 2011.......................................     100         0         0        0         0         0        0
June 2012.......................................     100         0         0        0         0         0        0
June 2013.......................................     100         0         0        0         0         0        0
June 2014.......................................      86         0         0        0         0         0        0
June 2015.......................................      23         0         0        0         0         0        0
June 2016.......................................       0         0         0        0         0         0        0
June 2017.......................................       0         0         0        0         0         0        0
June 2018.......................................       0         0         0        0         0         0        0
June 2019.......................................       0         0         0        0         0         0        0
June 2020.......................................       0         0         0        0         0         0        0
June 2021.......................................       0         0         0        0         0         0        0
June 2022.......................................       0         0         0        0         0         0        0
June 2023.......................................       0         0         0        0         0         0        0
June 2024.......................................       0         0         0        0         0         0        0
June 2025.......................................       0         0         0        0         0         0        0
June 2026.......................................       0         0         0        0         0         0        0
June 2027.......................................       0         0         0        0         0         0        0
June 2028.......................................       0         0         0        0         0         0        0
June 2029.......................................       0         0         0        0         0         0        0
June 2030.......................................       0         0         0        0         0         0        0
June 2031.......................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years).......   13.61      5.06      3.86     3.01      2.43      2.11     1.83
Weighted Average Life to maturity (years).......   13.61      5.06      3.86     3.01      2.43      2.11     1.83

         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.



                                      S-91












           Percentage of Initial Class II-A-4 Term Note Balance(1)(2)

Payment Date                                                               Percentage of Balance
                                                   -----------------------------------------------------------------
Percentage of Related Prepayment Assumption            0%       60%       85%     115%      145%      170%     200%
                                                   -----------------------------------------------------------------
Initial..........................................     100%      100%      100%     100%      100%      100%     100%
June 2002........................................     100       100       100      100       100       100      100
June 2003........................................     100       100       100      100       100       100       97
June 2004........................................     100       100       100      100        85        64       42
June 2005........................................     100       100       100       74        46        26        8
June 2006........................................     100       100        79       44        19         2        0
June 2007........................................     100        91        55       23        *          0        0
June 2008........................................     100        70        35        6         0         0        0
June 2009........................................     100        52        19        0         0         0        0
June 2010........................................     100        36         6        0         0         0        0
June 2011........................................     100        22         0        0         0         0        0
June 2012........................................     100        11         0        0         0         0        0
June 2013........................................     100         2         0        0         0         0        0
June 2014........................................     100         0         0        0         0         0        0
June 2015........................................     100         0         0        0         0         0        0
June 2016........................................      67         0         0        0         0         0        0
June 2017........................................      53         0         0        0         0         0        0
June 2018........................................      45         0         0        0         0         0        0
June 2019........................................      36         0         0        0         0         0        0
June 2020........................................      27         0         0        0         0         0        0
June 2021........................................      16         0         0        0         0         0        0
June 2022........................................       7         0         0        0         0         0        0
June 2023........................................       0         0         0        0         0         0        0
June 2024........................................       0         0         0        0         0         0        0
June 2025........................................       0         0         0        0         0         0        0
June 2026........................................       0         0         0        0         0         0        0
June 2027........................................       0         0         0        0         0         0        0
June 2028........................................       0         0         0        0         0         0        0
June 2029........................................       0         0         0        0         0         0        0
June 2030........................................       0         0         0        0         0         0        0
June 2031........................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years)........   17.11      8.38      6.47     5.01      4.05      3.47     2.94
Weighted Average Life to maturity (years)........   17.11      8.38      6.47     5.01      4.05      3.47     2.94


         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.

          * less than 0.50% but greater than 0.


                                      S-92












           Percentage of Initial Class II-A-5 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                  -----------------------------------------------------------------
Percentage of Related Prepayment Assumption           0%       60%       85%     115%      145%      170%     200%
                                                  -----------------------------------------------------------------
Initial.........................................     100%      100%      100%     100%      100%      100%     100%
June 2002.......................................     100       100       100      100       100       100      100
June 2003.......................................     100       100       100      100       100       100      100
June 2004.......................................     100       100       100      100       100       100      100
June 2005.......................................     100       100       100      100       100       100      100
June 2006.......................................     100       100       100      100       100       100       68
June 2007.......................................     100       100       100      100       100        66       39
June 2008.......................................     100       100       100      100        67        41       21
June 2009.......................................     100       100       100       84        45        25       11
June 2010.......................................     100       100       100       60        29        15        6
June 2011.......................................     100       100        89       43        19         9        2
June 2012.......................................     100       100        69       30        12         5        1
June 2013.......................................     100       100        52       21         7         2        0
June 2014.......................................     100        83        39       14         4         1        0
June 2015.......................................     100        65        28        9         2         0        0
June 2016.......................................     100        41        17        5         *         0        0
June 2017.......................................     100        31        11        2         0         0        0
June 2018.......................................     100        25         8        1         0         0        0
June 2019.......................................     100        19         6        *         0         0        0
June 2020.......................................     100        14         4        0         0         0        0
June 2021.......................................     100        10         2        0         0         0        0
June 2022.......................................     100         7         1        0         0         0        0
June 2023.......................................      93         4         0        0         0         0        0
June 2024.......................................      65         2         0        0         0         0        0
June 2025.......................................      34         0         0        0         0         0        0
June 2026.......................................       0         0         0        0         0         0        0
June 2027.......................................       0         0         0        0         0         0        0
June 2028.......................................       0         0         0        0         0         0        0
June 2029.......................................       0         0         0        0         0         0        0
June 2030.......................................       0         0         0        0         0         0        0
June 2031.......................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years).......   22.06     12.64     10.05     7.88      6.38      5.47     4.63
Weighted Average Life to maturity (years).......   23.49     15.57     12.82    10.25      8.36      7.15     6.03


         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.

          * less than 0.50% but greater than 0.



                                      S-93











           Percentage of Initial Class II-A-6 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                  -----------------------------------------------------------------
Percentage of Related Prepayment Assumption           0%       60%       85%     115%      145%      170%     200%
                                                  -----------------------------------------------------------------
Initial.........................................     100%      100%      100%     100%      100%      100%     100%
June 2002.......................................      79        56        46       34        22        11        0
June 2003.......................................      64         5         0        0         0         0        0
June 2004.......................................      48         0         0        0         0         0        0
June 2005.......................................      30         0         0        0         0         0        0
June 2006.......................................      11         0         0        0         0         0        0
June 2007.......................................       0         0         0        0         0         0        0
June 2008.......................................       0         0         0        0         0         0        0
June 2009.......................................       0         0         0        0         0         0        0
June 2010.......................................       0         0         0        0         0         0        0
June 2011.......................................       0         0         0        0         0         0        0
June 2012.......................................       0         0         0        0         0         0        0
June 2013.......................................       0         0         0        0         0         0        0
June 2014.......................................       0         0         0        0         0         0        0
June 2015.......................................       0         0         0        0         0         0        0
June 2016.......................................       0         0         0        0         0         0        0
June 2017.......................................       0         0         0        0         0         0        0
June 2018.......................................       0         0         0        0         0         0        0
June 2019.......................................       0         0         0        0         0         0        0
June 2020.......................................       0         0         0        0         0         0        0
June 2021.......................................       0         0         0        0         0         0        0
June 2022.......................................       0         0         0        0         0         0        0
June 2023.......................................       0         0         0        0         0         0        0
June 2024.......................................       0         0         0        0         0         0        0
June 2025.......................................       0         0         0        0         0         0        0
June 2026.......................................       0         0         0        0         0         0        0
June 2027.......................................       0         0         0        0         0         0        0
June 2028.......................................       0         0         0        0         0         0        0
June 2029.......................................       0         0         0        0         0         0        0
June 2030.......................................       0         0         0        0         0         0        0
June 2031.......................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years).......    2.86      1.16      0.97     0.83      0.74      0.68     0.63
Weighted Average Life to maturity (years).......    2.86      1.16      0.97     0.83      0.74      0.68     0.63

         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.


                                      S-94











           Percentage of Initial Class II-A-7 Term Note Balance(1)(2)

Payment Date                                                           Percentage of Balance
                                                  -----------------------------------------------------------------
Percentage of Related Prepayment Assumption           0%       60%       85%     115%      145%      170%     200%
                                                  -----------------------------------------------------------------
Initial.........................................     100%      100%      100%     100%      100%      100%     100%
June 2002.......................................     100       100       100      100       100       100       99
June 2003.......................................     100       100        93       83        73        65       56
June 2004.......................................     100        85        73       61        50        41       33
June 2005.......................................     100        70        58       44        33        26       18
June 2006.......................................     100        59        45       32        22        16       10
June 2007.......................................      98        48        35       23        15        10        6
June 2008.......................................      91        40        27       17        10         6        3
June 2009.......................................      84        32        21       12         6         3        2
June 2010.......................................      76        26        16        8         4         2        1
June 2011.......................................      67        20        11        5         2         1         *
June 2012.......................................      60        16         8        4         1         1         *
June 2013.......................................      54        12         6        2         1         *        0
June 2014.......................................      48         9         4        2         *         0        0
June 2015.......................................      40         7         3        1         *         0        0
June 2016.......................................      30         5         2        *         0         0        0
June 2017.......................................      27         4         1        *         0         0        0
June 2018.......................................      25         3         1        *         0         0        0
June 2019.......................................      22         2         1        0         0         0        0
June 2020.......................................      19         1         *        0         0         0        0
June 2021.......................................      15         1         *        0         0         0        0
June 2022.......................................      13         1         0        0         0         0        0
June 2023.......................................      10         *         0        0         0         0        0
June 2024.......................................       6         *         0        0         0         0        0
June 2025.......................................       3         0         0        0         0         0        0
June 2026.......................................       0         0         0        0         0         0        0
June 2027.......................................       0         0         0        0         0         0        0
June 2028.......................................       0         0         0        0         0         0        0
June 2029.......................................       0         0         0        0         0         0        0
June 2030.......................................       0         0         0        0         0         0        0
June 2031.......................................       0         0         0        0         0         0        0
Weighted Average Life to 10% call (years).......   13.28      6.62      5.27     4.19      3.44      2.98     2.57
Weighted Average Life to maturity (years).......   13.41      6.94      5.59     4.48      3.71      3.22     2.77

         (1) Assumes except where indicated, that no optional termination is exercised.

         (2)  All percentages are rounded to the nearest 1%.

          * less than 0.50% but greater than 0.


                                      S-95













                                 The Agreements

                             The Purchase Agreement

         The initial mortgage loans to be transferred to the issuer by the depositor were or will be purchased by the depositor from the sellers pursuant to the mortgage loan purchase agreement, or purchase agreement, dated as of the cut-off date, among the sellers, the depositor, the issuer and the indenture trustee. The following summary describes certain terms of the purchase agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the purchase agreement. See "The Agreements" in the prospectus.

Purchase of Mortgage Loans

         Under the purchase agreement, the sellers have agreed to transfer and assign, without recourse, to the depositor the initial mortgage loans and related additional balances, and the Initial Mortgage Documents. Pursuant to an assignment by the depositor executed on the closing date, upon the transfer to the depositor, the initial mortgage loans will be transferred, without recourse, by the depositor to the issuer, as well as the depositor's rights in, to and under the purchase agreement, which will include the obligation, except during the Rapid Amortization Period, to purchase additional balances relating to the initial mortgage loans. The owner trustee, on behalf of the trust fund, will, concurrently with the assignment, grant a security interest in the trust fund to the indenture trustee to secure the notes. Subsequent mortgage loans are intended to be purchased by the issuer from the sellers on or before September 26, 2001, as set forth in the purchase agreement, from funds on deposit in the Pre-Funding Account. Subsequent mortgage loans are also intended to be purchased, under certain circumstances, by the issuer from the sellers from funds on deposit in the Funding Account. The purchase agreement will provide that the subsequent mortgage loans must conform to certain specified characteristics described above under "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans; the Pre-Funding Account and the Funding Account." For a general description of the sellers, see "The Sellers and Servicer" in this prospectus supplement. The purchase price of the initial mortgage loans is a specified amount payable by the depositor, as provided in the purchase agreement. The purchase price paid for any subsequent mortgage loans by the indenture trustee, at the direction of the issuer, from amounts on deposit in the Pre-Funding Account shall be one hundred percent (100%) of the aggregate principal balances of the subsequent mortgage loans as of the date so transferred, as identified on the mortgage loan schedule attached to the related subsequent transfer agreement provided by GMACM. The purchase price of each additional balance is the amount of the related new advance and is payable by the issuer, either in cash, including withdrawals from the Funding Account, or in the form of an increase in the Variable Funding Balance of the variable funding notes, and, in certain circumstances, the issuance of additional variable funding notes, as provided in the purchase agreement and the indenture.

         The purchase agreement will require that, within a specified time period, GMACM deliver to the indenture trustee, as the issuer's agent for such purpose, the mortgage loans and the Initial Mortgage Documents, which will include the following:

         (1) the credit line agreement or mortgage note, as applicable and any modification or amendment thereto, endorsed without recourse in blank;

         (2) the mortgage, or a copy of the mortgage certified by an officer of the servicer for any mortgage not returned from the public recording office, with evidence of recording indicated thereon;

         (3)   an assignment in recordable form of the mortgage; and

         (4) if applicable, any riders or modifications to the credit line agreement or mortgage note, as applicable, and mortgage, together with certain other documents at the times as set forth in the related agreement.

                                      S-96













         In lieu of delivery of original mortgages, GMACM may deliver true and correct copies of the original mortgages that have been certified as to authenticity by the appropriate county recording office where those mortgages were recorded. The assignments may be blanket assignments covering mortgages secured by mortgaged properties located in the same county, if permitted by law.

Representations and Warranties

         The respective seller or GMACM, in its capacity as servicer, will represent and warrant to the depositor, and will represent and warrant to the issuer with respect to any subsequent mortgage loans, that, among other things, as of the closing date and the related subsequent transfer date with respect to any subsequent mortgage loans:

         o as of the cut-off date, with respect to the initial mortgage loans, or related subsequent transfer date, with respect to any subsequent mortgage loans, the information set forth in a schedule of the related mortgage loans is true and correct in all material respects as of the date or dates respecting which the information is furnished;

         o immediately prior to the sale of the initial mortgage loans to the depositor and the subsequent mortgage loans to the issuer, the respective seller was the sole owner and holder of the mortgage loans free and clear of any and all liens and security interests;

         o the purchase agreement constitutes a valid transfer and assignment of all right, title and interest of the sellers in and to the initial mortgage loans or the subsequent mortgage loans, as applicable, and the proceeds thereof;

         o to the best of GMACM's knowledge, each mortgage loan complied in all material respects with all applicable local, state and federal laws;

         o no mortgage loan is 30 days or more delinquent in payment of principal and interest;

         o to the best of GMACM's knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related mortgaged property;

         o none of the mortgage loans in sub-group I(A) and sub-group II(A) are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law;

         o no proceeds from any mortgage loan in sub-group I(A) and sub-group II(A) were used to finance single-premium credit insurance policies; and

         o no mortgage loan in sub-group I(A) and sub-group II(A) provides for a prepayment premium for a period in excess of five years after the origination date.

               The servicer will be required pursuant to the servicing agreement to accurately and fully report its borrower credit files to credit repositories in a timely manner.

         The depositor will assign to the issuer all of its right, title and interest in the purchase agreement, insofar as the purchase agreement relates to the representations and warranties made by the sellers in respect of the initial mortgage loans and any remedies provided for with respect to any breach of the representations and warranties. The representations and warranties of the sellers will be assigned by the issuer to the indenture trustee for the benefit of the noteholders and the enhancer, and therefore a breach of the representations and warranties of the sellers will be enforceable on behalf of the trust. If a seller cannot cure a breach of any representation or warranty made by it in respect of a mortgage loan which materially and adversely affects the interests of the noteholders or the enhancer in that mortgage loan, within 90 days after notice from the servicer, such seller will be obligated to repurchase the mortgage loan at the Repurchase Price.


                                      S-97














         As to any mortgage loan required to be purchased by a seller as provided above, rather than purchase the mortgage loan, the seller may, at its sole option (but within two years after the closing date with respect to mortgage loans in Loan Group II), remove the Deleted Loan from the trust fund and substitute in its place an Eligible Substitute Loan.

Review of Mortgage Loans

         Escrow Bank USA, an affiliate of GMACM and the depositor, will be the custodian with respect to the mortgage loans pursuant to a custodial agreement and will maintain possession of and review documents relating to the mortgage loans as the agent of the indenture trustee or, following payment in full of the notes and discharge of the indenture, the owner trustee.

         The custodian will hold the documents relating to the mortgage loans in trust for the benefit of the holders of the securities. Within 90 days of the closing date or within 90 days of the related subsequent transfer date with respect to any subsequent mortgage loans, the custodian will review or cause to be reviewed the mortgage loans and the Initial Mortgage Documents and if any mortgage loan or Initial Mortgage Document is found to be defective in any material respect which may materially and adversely affect the value of the related mortgage loan or the interests of the indenture trustee, as pledgee of the trust fund, the securityholders or the enhancer in that mortgage loan and the defect is not cured within 90 days following notification thereof to the seller and the issuer by the custodian, the seller will be obligated under the purchase agreement to deposit the Repurchase Price into the Custodial Account. In lieu of any deposit into the Custodial Account, the seller may (within two years after the closing date with respect to mortgage loans in Loan Group II), substitute an Eligible Substitute Loan. Any purchase or substitution will result in the removal of the defective mortgage loan from the trust fund. The obligation of the seller to remove a Deleted Loan from the trust fund is the sole remedy regarding any defects in the mortgage loans and Initial Mortgage Documents available to the issuer, the certificateholders, or the owner trustee on behalf of the certificateholders, and the noteholders, or the indenture trustee on behalf of the noteholders, against the sellers. Any mortgage loan not so purchased or substituted for shall remain in the trust fund.

                             The Servicing Agreement

         The following summary describes certain terms of the servicing agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the servicing agreement. See "The Agreements" in the prospectus.

         All of the mortgage loans will initially be serviced by the servicer, but may be subserviced by one or more subservicers designated by the servicer pursuant to subservicing agreements between the servicer and any future subservicers. For a general description of the servicer and its activities, and certain information concerning the servicer's delinquency experience on residential mortgage loans, see "The Sellers and Servicer--Delinquency and Loss Experience of the Servicer's Portfolio" in this prospectus supplement.

Principal Collections and Interest Collections

         All collections on the mortgage loans will generally be allocated in accordance with the related credit line agreements or mortgage notes, as applicable, between amounts collected in respect of interest and amounts collected in respect of principal.

         The servicer will be required to establish and maintain the Custodial Account. On each Determination Date, the servicer will determine the aggregate amounts required to be withdrawn from the Custodial Account and deposited into the Note Payment Account and the Distribution Account prior to the close of business on the business day next succeeding each Determination Date.


                                      S-98













         The servicer will make withdrawals from the Custodial Account, including but not limited to the following, and deposit the withdrawn amounts as follows:

         o to pay to itself or the sellers various reimbursement amounts and other amounts as provided in the servicing agreement; and

         o to the Note Payment Account, an amount equal to the Principal Collections and Interest Collections required to be paid to the holders of the notes on the business day prior to each payment date.

Collection and Other Servicing Procedures

         The servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the servicing agreement, follow collection procedures which shall be normal and usual in its general mortgage servicing activities with respect to mortgage loans comparable to the mortgage loans included in the mortgage pool. Consistent with that standard, the servicer may in its discretion waive any prepayment charge in connection with the prepayment of a mortgage loan or extend the due dates for payments due on a mortgage loan, provided that the insurance coverage for that mortgage loan or any coverage provided by any alternative credit enhancement will not be adversely affected by the waiver or the extension.

         The servicer, at its option and in its sole discretion, may make advances by depositing into the Custodial Account amounts representing installments of interest on any mortgage loan that is delinquent as of the end of the related Collection Period if the servicer believes that the advances will be recoverable from payments on, or other proceeds of, that mortgage loan. If the servicer makes any optional advances of delinquent interest, the servicer shall be entitled to reimburse itself by withdrawing those amounts from the Custodial Account prior to any distribution of amounts on deposit therein to the noteholders.

         In certain instances in which a mortgage loan is in default, or if default is reasonably foreseeable, and if determined by the servicer to be in the best interests of the enhancer and the noteholders, the servicer may permit certain modifications of the mortgage loan or make forbearances on the mortgage loan rather than proceeding with foreclosure or repossession, if applicable. In making the determination, the loss that might result if the mortgage loan were liquidated would be taken into account. Any modifications may have the effect of reducing the loan rate or extending the final maturity date of the mortgage loan. Any modified mortgage loan may remain in the trust fund, and the reduction in collections resulting from the modification may result in reduced distributions of interest, or other amounts, on, or may extend the final maturity of, the notes. In addition, if a HELOC is in default or, in the judgment of the servicer a default is reasonably foreseeable, the servicer may, through modification, convert the HELOC into a fully amortizing HEL.

         In any case in which mortgaged property subject to a mortgage loan is being conveyed by the mortgagor, the servicer shall in general be obligated, to the extent it has knowledge of the conveyance, to exercise its rights to accelerate the maturity of the mortgage loan under any due-on-sale clause applicable thereto, but only if the exercise of those rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any applicable credit enhancement arrangements. If the servicer is prevented from enforcing the due-on-sale clause under applicable law or if the servicer determines that it is reasonably likely that a legal action would be instituted by the related mortgagor to avoid enforcement of the due-on-sale clause, the servicer will enter into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person will become liable under the related credit line agreement subject to certain specified conditions. The original mortgagor may be released from liability on a mortgage loan if the servicer shall have determined in good faith that the release will not adversely affect the ability to make full and timely collections on the related mortgage loan. Any fee collected by the servicer for entering into an assumption or substitution of liability agreement will be retained by the servicer as additional servicing


                                     S-99













compensation. In connection with any assumption, the loan rate borne by the related credit line agreement may not be altered.

         Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The servicer may approve such a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related mortgage loan, that the approval will not adversely affect the security for, and the timely and full collectability of, the related mortgage loan and, in the case of a mortgage loan in Loan Group II, the servicer has received an opinion of counsel that the requested act will not adversely affect the status of any REMIC as a REMIC for federal income tax purposes. Any fee collected by the servicer for processing the request will be retained by the servicer as additional servicing compensation.

         The servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection with its activities under the servicing agreement.

         The servicer may be subject to certain restrictions under the servicing agreement with respect to the refinancing of a lien senior to a mortgage loan secured by a lien on the related mortgaged property. In addition, if a mortgaged property did not have a lien senior to the related mortgaged loan as of the cut-off date, then the servicer may not consent to the placing of a lien senior to the mortgage loan on the related mortgaged property.

Realization Upon Defaulted Loans

         With respect to a mortgage loan secured by a lien on a mortgaged property in default, the servicer will decide whether to foreclose upon the mortgaged property or with respect to any such mortgage loan, write off the principal balance of the mortgage loan as a bad debt or take an unsecured note, provided, however, that if the servicer has actual knowledge that any mortgaged property is affected by hazardous or toxic wastes or substances and that the acquisition of the mortgaged property would not be commercially reasonable, then the servicer shall not cause the issuer or the indenture trustee to acquired title to that mortgaged property in a foreclosure or similar proceeding. In connection with that decision, the servicer will, following usual practices in connection with senior and junior mortgage servicing activities or repossession and resale activities, estimate the proceeds expected to be received and the expenses expected to be incurred in connection with the foreclosure or repossession and resale to determine whether a foreclosure proceeding or a repossession and resale is appropriate. To the extent that a mortgage loan secured by a lien on a mortgaged property is junior to another lien on the related mortgaged property, following any default thereon, unless foreclosure proceeds for that mortgage loan are expected to at least satisfy the related senior mortgage loan in full and to pay foreclosure costs, it is likely that the mortgage loan will be written off as bad debt with no foreclosure proceeding. See "Risk Factors--The mortgaged properties might not be adequate security for the mortgage loans" in this prospectus supplement. In the event that title to any mortgaged property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the indenture trustee or to its nominee on behalf of the noteholders. Notwithstanding any acquisition of title and cancellation of the related mortgage loan, the REO Loan will be considered for most purposes to be an outstanding mortgage loan held in the trust fund until such time as the mortgage loan becomes a liquidated mortgage loan. Any income, net of expenses and fees and other than gains described below, received by the servicer on the related mortgaged property, prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at that time for making payments to noteholders. The foregoing is subject to the proviso that the servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that the expenditure will increase the related Net Liquidation Proceeds.


                                     S-100













         With respect to a mortgage loan secured by a lien on a mortgaged property in default, the servicer may pursue foreclosure, or similar remedies, subject to any senior lien positions and certain other restrictions pertaining to junior loans concurrently with pursuing any remedy for a breach of a representation and warranty made by a seller. However, the servicer is not required to continue to pursue both remedies if it determines that one remedy is more likely to result in a greater recovery. Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, the related mortgage loan will be removed from the trust fund. The servicer may elect to treat a defaulted mortgage loan as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. However, the servicer may continue to pursue recovery on the mortgage loans. In that case, the servicer will continue to be entitled to receive a servicing fee for that mortgage loan and any additional liquidation expenses relating to that mortgage loan thereafter incurred will be reimbursable to the servicer from any amounts otherwise payable to the noteholders, or may be offset by any subsequent recovery related to that mortgage loan. Alternatively, for purposes of determining the amount of related liquidation proceeds to be paid to noteholders, the amount of any loss or the amount required to be drawn under any applicable form of credit enhancement, the servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with the defaulted mortgage loan.

         As described under "--Optional Removal of Mortgage Loans in Loan Group I or Repurchase of Defaulted Mortgage Loans", under certain circumstances, the servicer has the option to purchase from the trust fund any mortgage loan that is in default for at least 90 days at the Repurchase Price. If a defaulted mortgage loan or REO Loan is not so removed from the trust fund, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the noteholders will bear the loss. However, if a gain results from the final liquidation of an REO Loan which is not required by law to be remitted to the related mortgagor, the servicer will be entitled to retain that gain as additional servicing compensation.

Non-Recordation of Assignments

         Subject to the conditions described in the servicing agreement, GMACM will not be required to record assignments of the mortgages to the indenture trustee in the real property records of the states in which the related mortgaged properties are located. GMACM will retain record title to the mortgages on behalf of the indenture trustee and the securityholders. Although the recordation of the assignments of the mortgages in favor of the indenture trustee is not necessary to effect a transfer of the mortgage loans to the indenture trustee, if GMACM were to sell, assign, satisfy or discharge any mortgage loan prior to recording the related assignment in favor of the indenture trustee, the other parties to the sale, assignment, satisfaction or discharge may have rights superior to those of the indenture trustee. In some states, including Florida in the absence of recordation of the assignments of the mortgages, the transfer to the indenture trustee of the mortgage loans may not be effective against certain creditors or purchasers from the sellers or a trustee in bankruptcy thereof. If those other parties, creditors or purchasers have rights to the mortgage loans that are superior to those of the indenture trustee, securityholders could lose the right to future payments of principal and interest to the extent that those rights are not otherwise enforceable in favor of the indenture trustee under the applicable mortgage documents.

Optional Repurchase of Mortgage Loans in Loan Group I

         In certain instances in which a mortgagor of a mortgage loan in Loan Group I either:

         o requests an increase in the credit limit on the related HELOC above the limit stated in the related credit line agreement;

         o requests to place a lien on the related mortgaged property senior to the lien of the related mortgage loan; or


                                     S-101













         o refinances the senior lien resulting in a CLTV Ratio above the previous CLTV Ratio for that loan;

         the servicer will have the option to purchase from the trust fund the related mortgage loan at a price equal to the Repurchase Price.

Events of Default; Rights Upon Event of Default

         A servicing default under the servicing agreement generally will include:

         o any failure by the servicer to deposit to the Custodial Account, Funding Account, Reserve Account, Distribution Account or the Note Payment Account any required payment which continues unremedied for five (5) business days after the date upon which written notice of the failure shall have been given to the servicer by the issuer or the indenture trustee, or to the servicer, the issuer and the indenture trustee by the enhancer;

         o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the servicing agreement which continues unremedied for 45 days after the date upon which written notice of the failure shall have been given to the servicer by the Issuer or the indenture trustee, or to the servicer, the issuer and the indenture trustee by the enhancer;

         o certain events of insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the servicer and certain actions by the servicer indicating its insolvency or inability to pay its obligations; and

         o     certain other events relating to the servicer.

         So long as a servicing default under the servicing agreement remains unremedied, either the depositor, the enhancer, so long as it is not in default of its payment obligations under the Policies, or the indenture trustee may, by written notification to the servicer and to the issuer or the indenture trustee, as applicable, terminate all of the rights and obligations of the servicer under the servicing agreement, other than any right of the servicer as securityholder and other than the right to receive servicing compensation and expenses for servicing the mortgage loans during any period prior to the date of termination, and reimbursement of other amounts the servicer is entitled to withdraw from the Custodial Account, whereupon the indenture trustee, in accordance with the terms of the servicing agreement, will succeed to all responsibilities, duties and liabilities of the servicer under the servicing agreement, other than the obligation to purchase mortgage loans under certain circumstances, and will be entitled to similar compensation arrangements. In the event that the indenture trustee would be obligated to succeed the servicer but is unwilling so to act, it may appoint, or if it is unable so to act, it shall appoint, or petition a court of competent jurisdiction for the appointment of an approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the servicer under the servicing agreement; provided that any successor servicer shall be acceptable to the enhancer, as evidenced by the enhancer's prior written consent, which consent shall not be unreasonably withheld; and provided further that the appointment of any successor servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the notes by the Rating Agencies, if determined without regard to the related Policy. Pending the appointment of a successor servicer, the indenture trustee is obligated to act as servicer unless prohibited by law from so acting. The indenture trustee and the successor servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial servicer under the servicing agreement.

Evidence as to Compliance

         The servicing agreement provides for delivery on or before a specified date in each year, to the depositor, the enhancer and the indenture trustee, of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled in all material respects the minimum servicing


                                     S-102













standards set forth in the Uniform Single Attestation Program for Mortgage Bankers throughout the preceding year or, if there has been a material default in the fulfillment of any servicing obligation, the statement shall specify each known default and the nature and status thereof. The statement may be provided as a single form making the required statements as to the servicing agreement along with other similar agreements.

         The servicing agreement also provides that on or before a specified date in each year, beginning on the first date that is at least a specified number of months after the cut-off date, a firm of independent public accountants will furnish a statement to the depositor and the indenture trustee to the effect that, on the basis of an examination by that firm conducted substantially in compliance with the standards established by the American Institute of Certified Public Accountants, the servicing of mortgage loans under the related agreements, including the servicing agreement, was conducted substantially in compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers, to the extent that procedures in the Uniform Single Attestation Program for Mortgage Bankers are applicable to the servicing obligations set forth in the related agreements, except for any significant exceptions or errors in records that shall be reported in the statement.

         Copies of the annual statement of an officer of the servicer may be obtained by noteholders without charge upon written request to the servicer, at the address indicated in the monthly statement to noteholders.

Certain Matters Regarding the Servicer

         The servicing agreement provides that the servicer may not resign from its obligations and duties under the servicing agreement except upon a determination that performance of its obligations and duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the indenture trustee or a successor servicer has assumed the servicer's obligations and duties under the servicing agreement.

         The servicing agreement also provides that, except as set forth below, neither the servicer nor any director, officer, employee or agent of the servicer will be under any liability to the trust fund or the noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the servicing agreement, or for errors in judgment; provided, however, that neither the servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. The servicing agreement further provides that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification by the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicing agreement provides that the servicer will not be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the servicing agreement and which in its opinion may involve it in any expense or liability. The servicer may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the noteholders thereunder. In that event, the legal expenses and costs of the action and any liability resulting from the action will be expenses, costs and liabilities of the trust fund and the servicer will be entitled to be reimbursed out of funds otherwise payable to noteholders.

         Any person into which the servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the servicer is a party or any person succeeding to the business of the servicer will be the successor of the servicer under the servicing agreement, provided that resulting


                                     S-103













entity meets the requirements set forth in the servicing agreement. In addition, notwithstanding the prohibition on its resignation, the servicer may assign its rights and delegate its duties and obligations under the servicing agreement to any person reasonably satisfactory to the enhancer and meeting the requirements set forth in the servicing agreement; provided, that consent to any assignment may not be unreasonably withheld. In the case of any assignment, the servicer will be released from its obligations under the servicing agreement, exclusive of liabilities and obligations incurred by it prior to the time of the assignment.

Amendment

         The servicing agreement may be amended by the parties thereto, provided that any amendment be accompanied by a letter from each Rating Agency that the amendment will not result in the qualification, reduction or withdrawal of the rating then assigned to the notes, if determined without regard to the related Policy, and provided further, that the consent of the enhancer and the indenture trustee shall be obtained.

                      The Trust Agreement and the Indenture

         The following summary describes certain terms of the trust agreement and the indenture. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the respective provisions of the trust agreement and the indenture. See "The Agreements" in the prospectus.

The Trust Fund

         Simultaneously with the issuance of the notes, the issuer will pledge the trust fund to the indenture trustee as collateral for the notes. As pledgee of the mortgage loans, the indenture trustee will be entitled to direct the issuer in the exercise of all rights and remedies of the trust fund against the sellers under the purchase agreement and against the servicer under the servicing agreement.

Reports To Noteholders

         The indenture trustee will, to the extent information is provided to it by the servicer pursuant to the terms of the servicing agreement, make available to each holder of the term notes, at its address listed on the note register maintained with the indenture trustee, and each Rating Agency, the enhancer and the depositor, a report setting forth certain amounts relating to the term notes for each payment date, including, among other things:

         (1) the amount of principal, if any, payable on that payment date to the holders of the term notes;

         (2) the amount of interest payable on that payment date to the holders of the term notes and the amount, if any, of Interest Shortfalls;

         (3) the Term Note Balance after giving effect to any payment of principal on that payment date;

         (4) the Principal Collections and Interest Collections for each Loan Group for the related Collection Period;

         (5) the aggregate principal balance of the mortgage loans in each Loan Group as of the end of the preceding Collection Period;

         (6) the balance of the Pre-Funding Account as of the end of the preceding Collection Period;

         (7) the balances of the Funding Account, Capitalized Interest Account and Reserve Account as of the end of the preceding Collection Period;


                                     S-104













         (8) the aggregate principal balance of all subsequent mortgage loans transferred pursuant to a subsequent transfer agreement since the closing date;

         (9) the Overcollateralization Amount for each sub-group of each Loan Group and each Loan Group as of the end of the preceding Collection Period; and

         (10) the amount paid, if any, under the Policies for that payment date.

In the case of information furnished pursuant to clauses (1) and (2) above, the amounts will be expressed as a dollar amount per $25,000 in face amount of term notes.

         The indenture trustee will make the reports to holders of the term notes, and, at its option, any additional files containing the same information in an alternative format, available each month to holders of the term notes, and other parties to the indenture via the indenture trustee's internet website. The indenture trustee's internet website shall initially be located at www.abs.bankone.com. Assistance in using the website can be obtained by calling the indenture trustee's customer service desk at (800) 524-9472. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating they would like to receive a paper copy. The indenture trustee shall have the right to change the way the reports to holders of the term notes are distributed in order to make the distribution more convenient and/or more accessible and the indenture trustee shall provide timely and adequate notification to all above parties regarding any changes.

Certain Covenants

         The indenture will provide that the issuer may not consolidate or merge with or into any other entity, unless:

         (1) the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

         (2) the surviving entity expressly assumes, by an indenture supplemental to the indenture, the issuer's obligation to make due and punctual payments upon the notes and the performance or observance of any agreement and covenant of the issuer under the indenture;

         (3) no event of default under the indenture shall have occurred and be continuing immediately after the merger or consolidation;

         (4) the issuer has received consent of the enhancer and has been advised that the ratings of the notes, without regard to either Policy, then in effect would not be reduced or withdrawn by any Rating Agency as a result of the merger or consolidation;

         (5) any action that is necessary to maintain the lien and security interest created by the indenture has been taken;

         (6) the issuer has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the issuer or to any noteholder or certificateholder; and

         (7) the issuer has delivered to the indenture trustee an officer's certificate and an opinion of counsel each stating that the consolidation or merger and the supplemental indenture comply with the indenture and that all conditions precedent, as provided in the indenture, relating to the transaction have been complied with.

         The issuer will not, among other things:

         (1) except as expressly permitted by the indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the issuer;


                                     S-105













         (2) claim any credit on or make any deduction from the principal and interest payable in respect of the notes, other than amounts withheld under the Internal Revenue Code of 1986, as amended, or applicable state law, or assert any claim against any present or former holder of notes because of the payment of taxes levied or assessed upon the issuer;

         (3) permit the validity or effectiveness of the indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted thereby; or

         (4) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the issuer or any part thereof, or any interest therein or the proceeds thereof.

         The Issuer may not engage in any activity other than as specified under "The Issuer" in this prospectus supplement.

Events of Default; Rights Upon Event of Default

         An event of default under the indenture includes:

         (1) a default for five (5) days or more in the payment of any principal of or interest on any note;

         (2) there occurs a default in the observance or performance in any material respect of any covenant or agreement of the issuer made in the indenture, or any representation or warranty of the issuer made in the indenture or in any certificate delivered pursuant to or in connection with the indenture proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the noteholders or the enhancer, and the default shall continue or not be cured, or the circumstance or condition in respect of which the representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the issuer by the indenture trustee or to the issuer and the indenture trustee by the holders of at least 25% of the outstanding Note Balance of the notes or the enhancer, a written notice specifying the default or incorrect representation or warranty and requiring it to be remedied and stating that the notice is a notice of default under the indenture;

         (3) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the issuer or any substantial part of the trust fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the trust fund, or ordering the winding-up or liquidation of the issuer's affairs, and the decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (4) there occurs the commencement by the issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the assets of the trust fund, or the making by the issuer of any general assignment for the benefit of creditors, or the failure by the issuer generally to pay its debts as those debts become due, or the taking of any action by the issuer in furtherance of any of the foregoing.


                                     S-106













         If an event of default with respect to the notes at the time outstanding occurs and is continuing, either the indenture trustee, acting on the direction of at least 51% of the noteholders, the enhancer or the holders of notes representing a majority of the aggregate Note Balance, with the written consent of the enhancer, may declare all notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the enhancer or the holders of notes representing a majority of the aggregate Note Balance, with the written consent of the enhancer.

         If, following an event of default with respect to the notes, the notes have been declared to be due and payable, the indenture trustee, acting on the direction of at least 51% of the noteholders, with the written consent of the enhancer, notwithstanding any acceleration, may elect to maintain possession of the collateral securing the notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes as they would have become due if there had not been a declaration. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the notes following an event of default, unless:

         o      the enhancer and all noteholders consent to the sale;

         o the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes and to reimburse the enhancer at the date of the sale; or

         o the indenture trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as payments would have become due if the notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of notes representing 66 2/3% of the then aggregate Note Balance and the enhancer.

         In the event that the indenture trustee liquidates the collateral in connection with an event of default, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for payments to the noteholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of an event of default.

         In the event the principal of the notes is declared due and payable as described above, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of the related note less the amount of the discount that is unamortized.

         No noteholder generally will have any right under the indenture to institute any proceeding with respect to the indenture unless:

         (1) the holder previously has given to the indenture trustee written notice of default and the continuance thereof;

         (2) the holders of any note evidencing not less than 25% of the aggregate percentage interests constituting that note:

                o have made written request upon the indenture trustee to institute the proceeding in its own name as indenture trustee thereunder; and

                o   have offered to the indenture trustee reasonable indemnity;

         (3) the indenture trustee has neglected or refused to institute any proceeding for 60 days after receipt of the request and indemnity; and


                                     S-107












         (4) no direction inconsistent with the written request has been given to the indenture trustee during the 60 day period by the holders of a majority of the outstanding principal balances of that note, except as otherwise provided for in the related agreement with respect to the enhancer.

However, the indenture trustee will be under no obligation to exercise any of the trusts or powers vested in it by the indenture or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of the notes, unless the noteholders have offered to the indenture trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment and Modification of Trust Agreement and Indenture

         The trust agreement may be amended from time to time by the parties thereto provided that any amendment be accompanied by an opinion of counsel addressed to the owner trustee and the enhancer to the effect that the amendment:

         o     complies with the provisions of the trust agreement; and

         o will not cause the trust fund to be subject to an entity level tax or any of the REMICs to fail to qualify as a REMIC.

         With the consent of the holders of a majority of each of the outstanding term notes and variable funding notes and the enhancer, the issuer and the indenture trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the indenture, or modify, except as provided below, in any manner the rights of the noteholders. However, without the consent of the holder of each outstanding note affected thereby and the enhancer, no supplemental indenture will:

         (1) change the due date of any installment of principal of or interest on any note or reduce the principal amount thereof, the interest rate specified thereon or change any place of payment where or the coin or currency in which any note or any interest thereon is payable;

         (2) impair the right to institute suit for the enforcement of certain provisions of the indenture regarding payment;

         (3) reduce the percentage of the aggregate Note Balance of the outstanding notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the indenture or of certain defaults thereunder and their consequences as provided for in the indenture;

         (4) modify or alter the provisions of the indenture regarding the voting of notes held by the issuer, the depositor or an affiliate of any of them;

         (5) decrease the percentage of the aggregate Note Balance required to amend the sections of the indenture which specify the applicable percentage of the Note Balance necessary to amend the indenture or certain other related agreements;

         (6) modify any of the provisions of the indenture in a manner as to affect the calculation of the amount of any payment of interest or principal due on any note, including the calculation of any of the individual components of such calculation; or

         (7) permit the creation of any lien ranking prior to or, except as otherwise contemplated by the indenture, on a parity with the lien of the indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral or deprive the holder of any note of the security afforded by the lien of the indenture.


                                     S-108













         The issuer and the indenture trustee may also enter into supplemental indentures, with the consent of the enhancer and without obtaining the consent of the noteholders, for the purpose of, among other things, curing any ambiguity or correcting or supplementing any provision in the indenture that may be inconsistent with any other provision in the indenture.

Termination; Redemption of Term Notes

         The obligations created by the trust agreement, other than certain limited payment and notice obligations of the owner trustee and the depositor, respectively, will terminate upon the payment to the related securityholders, including the notes issued pursuant to the indenture, of all amounts held by the servicer and required to be paid to the securityholders and the payment of all amounts due and owing the enhancer under the insurance agreement following the earliest of:

         o the final distribution of all moneys or other property or proceeds of the trust fund in accordance with the terms of the indenture and the trust agreement;

         o     the Final Payment Date; or

         o the purchase by the servicer of all mortgage loans pursuant to the servicing agreement. See "Description of the Securities--Maturity and Optional Redemption" in this prospectus supplement.

         The indenture will be discharged, except with respect to certain continuing rights specified in the indenture, upon the distribution to noteholders of all amounts required to be distributed pursuant to the indenture including, for as long as the notes are outstanding, all amounts payable under the Policies.

Certain Matters Regarding the Indenture Trustee and the Issuer


         Neither the indenture trustee nor any director, officer or employee of the indenture trustee will be under any liability to the issuer or the noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the indenture or for errors in judgment; provided, however, that none of the indenture trustee and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the indenture. Subject to certain limitations set forth in the indenture, the indenture trustee and any director, officer, employee or agent of the indenture trustee will be indemnified by the issuer and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or negligence in the performance of its duties under the indenture or by reason of reckless disregard of its obligations and duties under the indenture. All persons into which the indenture trustee may be merged or with which it may be consolidated or any person resulting from any merger or consolidation will be the successor of the indenture trustee under the indenture.

                                 Use of Proceeds

         The proceeds from the sale of the term notes will be used, together with the variable funding notes and the certificates, to purchase the initial mortgage loans from the depositor and, subsequently, to purchase certain subsequent mortgage loans as described in this prospectus supplement. However, the depositor will not receive any proceeds from any sale of the term notes in market-making transactions by Newman & Associates, Inc., an affiliate of the depositor or another affiliate of the depositor. See "Underwriting" in this prospectus supplement.


                                     S-109














                   Certain Legal Aspects of the Mortgage Loans

         A federal circuit court decision may adversely affect the indenture trustee's interest in the mortgage loans included in the trust fund even if the mortgage loans constitute chattel paper. In a federal court case in the Tenth Circuit, the court's decision included language to the effect that accounts sold by an entity which subsequently became bankrupt remained property of the debtor's bankruptcy estate. Sales of chattel paper, like sales of accounts, are governed by Article 9 of the UCC. If the seller is subject to the federal bankruptcy code and becomes a debtor under the federal bankruptcy code, and a court were to follow the reasoning of the Tenth Circuit and apply that reasoning to chattel paper, noteholders could experience a delay in, or reduction of, distributions as to the mortgage loans that constitute chattel paper and were sold to the trust fund.

                   Material Federal Income Tax Considerations

         The following is a general discussion of anticipated material federal income tax consequences of the purchase, ownership and disposition of the term notes offered under this prospectus supplement and the accompanying prospectus. This discussion has been prepared with the advice of Orrick, Herrington & Sutcliffe LLP as counsel to the depositor.

         This discussion is directed solely to noteholders that hold the Class I notes as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules, including banks, insurance companies, foreign investors, tax-exempt organizations, dealers in securities or currencies, mutual funds, real estate investment trusts, natural persons, cash method taxpayers, S corporations, estates and trusts, investors that hold the notes as part of a hedge, straddle or, an integrated or conversion transaction, or holders whose "functional currency" is not the United States dollar. Also, it does not address alternative minimum tax consequences or the indirect effects on the holders of equity interests in a noteholder. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice:

         o is given as to events that have occurred at the time the advice is rendered and is not given as to the consequences of contemplated actions; and

         o is directly relevant to the determination of an entry on a tax return.

Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus supplement and/or the accompanying prospectus.

         In addition to the federal income tax consequences described in this prospectus supplement and the accompanying prospectus, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the notes. See "State and Other Tax Consequences" in this prospectus supplement. Noteholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the notes offered under this prospectus.

Tax Considerations Applicable to the Class II Notes

         Orrick, Herrington & Sutcliffe LLP will render an opinion on the closing date to the effect that, assuming compliance with all provisions of the indenture, the trust agreement and the servicing agreement, for federal income tax purposes, the pool of mortgage loans in Loan Group II will qualify as two REMICs under the Internal Revenue Code, which shall be referred to as REMIC I and REMIC II.


                                     S-110













         For federal income tax purposes:

         o the Class R-I certificates will constitute the sole class of "residual interests" in REMIC I;

         o the Class R-II certificates will constitute the sole class of "residual interests" in REMIC II; and

         o each class of Class II notes will represent ownership of "regular interests" in REMIC II and will generally be treated as debt instruments of REMIC II.

         For federal income tax purposes, the Class II Notes will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the mortgage loans will prepay at a rate equal to 115% of the prepayment assumption for Loan Group II. No representation is made that the mortgage loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences--General" and "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the prospectus.

         If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a noteholder, the amount of original issue discount allocable to that period would be zero and the noteholder will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those notes.

         In some circumstances the OID regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a note may be able to select a method for recognizing original issue discount that differs from that used by the master servicer in preparing reports to the noteholders and the IRS.

         Some of the classes of offered notes may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of one of those classes of notes will be treated as holding a note with amortizable bond premium will depend on the noteholders purchase price and the distributions remaining to be made on the note at the time of its acquisition by the noteholder. Holders of those classes of notes should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the prospectus.

         The Class II notes will be treated as assets described in Section 7701(a)(19)(C) of the Internal Revenue Code and "real estate assets" under
Section 856(c)(4)(A) of the Internal Revenue Code generally in the same proportion that the assets of the trust would be so treated. In addition, interest on the Class II notes will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Internal Revenue Code generally to the extent that the Class II notes are treated as "real estate assets" under Section 856(c)(4)(A) of the Internal Revenue Code. Moreover, the Class II notes will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal Revenue Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. See "Material Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the prospectus.

See "Material Federal Income Tax Considerations" in the prospectus.


                                     S-111













Tax Considerations Applicable to the Class I Notes

         In the opinion of Orrick, Herrington & Sutcliffe LLP, special tax counsel to the depositor, for federal income tax purposes, the Class I notes will be characterized as indebtedness, and neither the issuer nor any portion of the issuer will be characterized as an association, or a publicly traded partnership, taxable as a corporation or as a taxable mortgage pool within the meaning of Section 7701(i) of the Internal Revenue Code of 1986, as amended.

         The following discussion is based in part upon the rules governing original issue discount that are described in Sections 1271-1273 and 1275 of the Internal Revenue Code of 1986, as amended, and in the Treasury regulations issued under these sections, referred to as the "OID Regulations." The OID Regulations do not adequately address various issues relevant to, and in some instances provide that they are not applicable to, securities such as the term notes. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

         Status as Real Property Loans

         Notes held by a domestic building and loan association will not constitute "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code of 1986, as amended; and notes held by a real estate investment trust will not constitute "real estate assets" within the meaning of Section 856(c)(4)(A) of the Internal Revenue Code of 1986, as amended, and interest on notes will not be considered "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code of 1986, as amended.

         Original Issue Discount

         The Class I notes are expected to be treated as issued with original issue discount. The original issue discount on a note will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of notes will be the first cash price at which a substantial amount of notes of that class is sold, excluding sales to bond houses, brokers and underwriters, on the closing date. If less than a substantial amount of a particular class of notes is sold for cash on or prior to the closing date, the issue price of the class will be treated as the fair market value of that class on the closing date. Under the OID Regulations, the stated redemption price of a note is equal to the total of all payments to be made on the note other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate" an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that typically does not operate in a manner that accelerates or defers interest payments on the note. Interest on the Class I notes is not expected to be treated as qualified stated interest because interest accrued at a rate in excess of the rate described in clause (2) of the definition of the Note Rate of the Class I notes (limiting the rate to the weighted average net loan rate or that rate minus 0.50%) could in high interest rate periods cause the payment of interest to be deferred for a period exceeding one year.

         In the case of notes bearing adjustable note rates, the determination of the total amount of original issue discount and the timing of the inclusion of original issue discount will vary according to the characteristics of the notes. In general terms original issue discount is accrued by treating the note rate of the notes as fixed and making adjustments to reflect actual note rate payments.

         If the accrued interest to be paid on the first payment date is computed for a period that begins prior to the closing date, a portion of the purchase price paid for a note will reflect the accrued interest. In those cases, information returns to the noteholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued during periods prior to the closing date is treated as part of the overall purchase price of the note, and not as a separate asset the purchase price of


                                     S-112














which is recovered entirely out of interest received on the next distribution date, and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the closing date to the first distribution date should be included in the stated redemption price of the note. However, the OID Regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under the OID Regulations and whether the election could be made unilaterally by a noteholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a note will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the note multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the note is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the note, by multiplying (1) the number of complete years, rounding down for partial years, from the issue date until the payment is expected to be made, possibly taking into account a prepayment assumption, by (2) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the note. Under the OID Regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of the total amount of the de minimis original issue discount and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the note. The OID Regulations also would permit a noteholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Material Federal Income Tax Considerations--Market Discount" in this prospectus supplement for a description of the election under the OID Regulations.

         If original issue discount on a note is in excess of a de minimis amount, the holder of the note must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held the note, including the purchase date but excluding the disposition date. In the case of an original holder of a note, the daily portions of original issue discount will be determined as follows.

         As to each "accrual period," that is, each period that ends on a date that corresponds to a distribution date and begins on the first day following the immediately preceding accrual period, or in the case of the first period, begins on the closing date, a calculation will be made of the portion of the original issue discount that accrued during this accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (1) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the note, if any, in future periods and (B) the distributions made on the note during the accrual period of amounts included in the stated redemption price, over (2) the adjusted issue price of the note at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated using a discount rate equal to the original yield to maturity of the notes, and possibly assuming that distributions on the note will be received in future periods based on the trust assets being prepaid at a rate equal to a prepayment assumption. For these purposes, the original yield to maturity of the note would be calculated based on its issue price and possibly assuming that distributions on the note will be made in all accrual periods based on the trust assets being prepaid at a rate equal to a prepayment assumption. The adjusted issue price of a note at the beginning of any accrual period will equal the issue price of the note, increased by the aggregate amount of original issue discount that accrued on the note in prior accrual periods, and reduced by the amount of any distributions made on the note in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day. Although the issuer will calculate original issue discount, if any, based on its determination of the accrual periods, a noteholder may, subject to some restrictions, elect other accrual periods.


                                     S-113













         A subsequent purchaser of a note that purchases the note at a price, excluding any portion of the price attributable to accrued qualified stated interest, less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount relating to the note. However, each daily portion will be reduced, if the cost is in excess of its "adjusted issue price," in proportion to the ratio that excess bears to the aggregate original issue discount remaining to be accrued on the note. The adjusted issue price of a note on any given day equals:

         o the adjusted issue price, or, in the case of the first accrual period, the issue price, of the note at the beginning of the accrual period which includes that day, plus

         o the daily portions of original issue discount for all days during the accrual period prior to that day, less

         o any principal payments made during the accrual period relating to the note.

         Market Discount

         A noteholder that purchases a note at a market discount, that is, assuming the note is issued without original issue discount, at a purchase price less than its remaining stated principal amount, will recognize gain upon receipt of each distribution representing stated principal. In particular, under
Section 1276 of the Internal Revenue Code of 1986, as amended, the noteholder, in most cases, will be required to allocate the portion of each distribution representing stated principal first to accrued market discount not previously included in income, and to recognize ordinary income to that extent.

         A noteholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the noteholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a noteholder to elect to accrue all interest, discount, including de minimis market or original issue discount, and premium in income as interest, based on a constant yield method. If this election were made for a note with market discount, the noteholder would be deemed to have made an election to include currently market discount in income for all other debt instruments having market discount that the noteholder acquires during the taxable year of the election or after that year, and possibly previously acquired instruments. Similarly, a noteholder that made this election for a note that is acquired at a premium would be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the noteholder owns or acquires. See "Material Federal Income Tax Considerations--Premium" in this prospectus supplement. Each of these elections to accrue interest, discount and premium for a note on a constant yield method would be irrevocable.

         However, market discount for a note will be considered to be de minimis for purposes of Section 1276 of the Internal Revenue Code of 1986, as amended, if the market discount is less than 0.25% of the remaining principal amount of the note multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule for original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied for market discount, possibly taking into account a prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "Material Federal Income Tax Considerations--Original Issue Discount" in this prospectus supplement.

         Section 1276(b)(3) of the Internal Revenue Code of 1986, as amended, specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, some rules described in the legislative history to
Section 1276 of the Internal Revenue Code of 1986, as amended, or the Committee Report, apply. The Committee Report indicates


                                     S-114













that in each accrual period market discount on notes should accrue, at the noteholder's option: (1) on the basis of a constant yield method, or (2) in the case of a note issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the notes as of the beginning of the accrual period. Moreover, any prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a note purchased at a discount in the secondary market. Further, it is uncertain whether a prepayment assumption would be required to be used for the notes if they were issued with original issue discount.

         To the extent that notes provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a note typically will be required to treat a portion of any gain on the sale or exchange of the note as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         Further, under Section 1277 of the Internal Revenue Code of 1986, as amended, a holder of a note may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a note purchased with market discount. For these purposes, the de minimis rule referred to in the third preceding paragraph applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in most cases, allowed as a deduction not later than the year in which the market discount is includible in income. If the holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by that holder in that taxable year or after that year, the interest deferral rule described above will not apply.

         Premium

         If a holder purchases a note for an amount greater than its remaining principal amount, the holder will be considered to have purchased the note with amortizable bond premium equal in amount to the excess, and may elect to amortize the premium using a constant yield method over the remaining term of the note and to offset interest otherwise to be required to be included in income relating to that note by the premium amortized in that taxable year. If this election is made, it will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. The OID Regulations also permit noteholders to elect to include all interest, discount and premium in income based on a constant yield method. See "Material Federal Income Tax Considerations--Market Discount" in this prospectus supplement. The Committee Report states that the same rules that apply to accrual of market discount, which rules may require use of a prepayment assumption in accruing market discount for notes without regard to whether the notes have original issue discount, would also apply in amortizing bond premium under Section 171 of the Internal Revenue Code of 1986, as amended.

         Realized Losses

         Under Section 166 of the Internal Revenue Code of 1986, as amended, both corporate and noncorporate holders of the notes that acquire those notes in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their notes become wholly or partially worthless as the result of one or more realized losses on the trust assets. However, it appears that a noncorporate holder that does not acquire a note in connection with a trade or


                                     S-115














business will not be entitled to deduct a loss under Section 166 of the Internal Revenue Code of 1986, as amended, until the holder's note becomes wholly worthless, that is, until its outstanding principal balance has been reduced to zero, and that the loss will be characterized as a short-term capital loss.

         Each holder of a note will be required to accrue interest and original issue discount for that note, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the trust assets until it can be established that any reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a note could exceed the amount of economic income actually realized by the holder in that period. Although the holder of a note eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear as to the timing and character of the loss or reduction in income.

         Sales of Notes

         If a note is sold, the selling noteholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the note. The adjusted basis of a note, in most cases, will equal the cost of that note to that noteholder, increased by the amount of any original issue discount or market discount previously reported by the noteholder for that note and reduced by any amortized premium and any principal payment received by the noteholder. Except as provided in the following three paragraphs, any gain or loss will be capital gain or loss, provided the note is held as a capital asset, in most cases, property held for investment, within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended.

         Gain recognized on the sale of a note by a seller who purchased the note at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the note was held by the holder, reduced by any market discount included in income under the rules described in this prospectus supplement under "Material Federal Income Tax Considerations--Market Discount" and "--Premium."

         A portion of any gain from the sale of a note that might otherwise be capital gain may be treated as ordinary income to the extent that the note is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code of 1986, as amended. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate," which rate is computed and published monthly by the IRS, at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include any net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Backup Withholding

         Payments of interest and principal, as well as payments of proceeds from the sale of notes, may be subject to the "backup withholding tax" under
Section 3406 of the Internal Revenue Code of 1986, as amended, if recipients of the payments fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted


                                     S-116













and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         The issuer will report to the holders and to the IRS for each calendar year the amount of any "reportable payments" during that year and the amount of tax withheld, if any, relating to payments on the notes.

         Tax Treatment of Foreign Investors

         Interest paid on a note to a nonresident alien individual, foreign partnership or foreign corporation that has no connection with the United States other than holding notes, known as nonresidents, will normally qualify as portfolio interest and will be exempt from federal income tax, except, in general, where (1) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (2) the recipient is a controlled foreign corporation to which the issuer is a related person. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless this rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. For these purposes a noteholder may be considered to be related to the issuer by holding a certificate or by having common ownership with any other holder of a certificate or any affiliate of that holder.

         New Withholding Regulations

         The Treasury Department has issued new regulations referred to as the "New Withholding Regulations," which revise procedures for complying with or obtaining exemptions under to the withholding, backup withholding and information reporting rules described above in the three preceding paragraphs. Special rules are applicable to partnerships, estates and trusts and, in certain circumstances, certifications as to foreign status and other matters may be required from partners or beneficiaries thereof The New Withholding Regulations are generally effective for payments made after December 31, 2000, subject to transition rules. Prospective investors are urged to consult their tax advisors regarding the procedure for obtaining an exemption from withholding under the New Withholding Regulations.

                        State and Other Tax Consequences

         In addition to the federal income tax consequences described in "Material Federal Income Tax Considerations," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the term notes offered by this prospectus supplement and the accompanying prospectus. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors about the various tax consequences of investments in the notes offered by this prospectus.

                              ERISA Considerations

         The term notes are eligible for purchase by any Plan. Any fiduciary or other investor of Plan assets that proposes to acquire or hold the term notes on behalf of or with assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and section 4975 of the Internal Revenue Code of 1986, as amended, to the proposed investment. See "ERISA Considerations" in the prospectus.


                                     S-117













         Each purchaser of a term note, by its acceptance of the term note, shall be deemed to have represented that the acquisition and holding of the term note by the purchaser does not constitute or give rise to a prohibited transaction under section 406 of ERISA or section 4975 of the Internal Revenue Code of 1986, as amended, for which no statutory, regulatory or administrative exemption is available. See "ERISA Considerations" in the prospectus.

         The term notes may not be purchased with the assets of a Plan if the underwriters, the depositor, the servicer, the indenture trustee, the owner trustee, the enhancer or any of their affiliates:

         has investment or administrative discretion with respect to the Plan assets;

         has authority or responsibility to give, or regularly gives, investment advice regarding the Plan assets, for a fee and under an agreement or understanding that the advice will serve as a primary basis for investment decisions regarding the Plan assets and will be based on the particular investment needs for the Plan; or

         is an employer maintaining or contributing to the Plan.

         On January 5, 2000, the DOL published final regulations under Section 401(c) of ERISA. The final 401(c) Regulations will take effect on July 5, 2001.

         The sale of any of the term notes to a Plan is in no respect a representation by the issuer or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that the investment is appropriate for Plans generally or any particular Plan.

                                Legal Investment

         The term notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions with legal authority to invest in mortgage-related securities may not be legally authorized to invest in the term notes. No representation is made herein as to whether the term notes constitute legal investments for any entity under any applicable statute, law, rule, regulation or order. Prospective purchasers are urged to consult with their counsel concerning the status of the term notes as legal investments for such purchasers prior to investing in the term notes. See "Legal Investment Matters" in the prospectus.

                                  Underwriting

         Subject to the terms and conditions set forth in the Underwriting Agreements, each underwriter has agreed to purchase, and the depositor has agreed to sell to each underwriter, the principal amount of term notes opposite its name in the table below:

                       Principal Amount of Class I Notes:

                          Bear, Stearns &      First Union           Greenwich Capital
                          Co. Inc.             Securities, Inc.      Markets, Inc.

  I-A-1                   $157,049,200         $33,653,400           $33,653,400
  I-A-2                   $178,810,800         $38,316,600           $38,316,600
           Total          $335,860,000         $71,970,000           $71,970,000


                                     S-118















                       Principal Amount of Class II Notes:

                          Greenwich Capital    Bear, Stearns & Co.   First Union           UBS Warburg LLC
                          Markets, Inc.        Inc.                  Securities, Inc.
  II-A-1                  $77,000,000          $11,000,000           $11,000,000           $11,000,000
  II-A-2                  $65,800,000          $9,400,000            $9,400,000            $9,400,000
  II-A-3                  $25,200,000          $3,600,000            $3,600,000            $3,600,000
  II-A-4                  $87,850,000          $12,550,000           $12,550,000           $12,550,000
  II-A-5                  $34,485,500          $4,926,500            $4,926,500            $4,926,500
  II-A-6                  $32,900,000          $4,700,000            $4,700,000            $4,700,000
  II-A-7                  $86,264,500          $12,323,500           $12,323,500           $12,323,500
           Total          $409,500,000         $58,500,000           $58,500,000           $58,500,000


         The distribution of the term notes by the underwriters may be effected from time to time in one or more negotiated transactions or otherwise, at varying prices to be determined at the time of sale. Proceeds to the depositor from the sale of the term notes, before deducting expenses payable by the depositor, will be approximately an 99.77% and 99.75% for the Class I notes and the Class II notes, respectively, of the aggregate Term Note Balance as of the closing date.

         The depositor has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the underwriters may be required to make in respect of those liabilities.

         The underwriters intend to make a secondary market in the term notes, but have no obligation to do so. There can be no assurance that a secondary market for the term notes will develop, or if it does develop, that it will provide holders of the term notes with liquidity of investment at any particular time or for the life of the term notes. The term notes will not be listed on any securities exchange.

         Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from either underwriter or a request by that investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the depositor or the applicable underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus supplement and prospectus.

         Until 90 days from the date of this prospectus supplement, all dealers effecting transactions in the term notes, whether or not participating in this distribution, may be required to deliver a prospectus supplement and prospectus. This is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

         This prospectus supplement and the accompanying prospectus may be used by Newman & Associates, Inc., an affiliate of the depositor, or another affiliate of the depositor, in connection with offers and sales related to market-making transactions in the notes. In these market-making transactions, Newman & Associates, Inc. or such other affiliate may act as a principal or an agent. The sales will be at negotiated prices determined at the time of sale.


                                     S-119














                                     Experts

         The financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  Legal Matters

         Certain legal matters with respect to the term notes will be passed upon for the depositor by Orrick, Herrington & Sutcliffe LLP, New York, New York and for the underwriters by Morgan, Lewis & Bockius LLP, New York, New York.

                                     Ratings

         It is a condition to issuance of the notes that they be rated "Aaa" by Moody's Investors Service, Inc., or Moody's, "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or Standard & Poor's and "AAA" by Fitch, Inc. or Fitch. The depositor has not requested a rating on the term notes by any rating agency other than Moody's, Standard & Poor's and Fitch. However, there can be no assurance as to whether any other rating agency will rate the term notes or, if it does, what rating would be assigned by any other rating agency. Any rating on the term notes by another rating agency could be lower than the ratings assigned to the term notes by Moody's, Standard & Poor's and Fitch. A securities rating addresses the likelihood of the receipt by the holders of the term notes of distributions on the mortgage loans. The rating takes into consideration the structural and legal aspects associated with the certificates and the term notes, but does not address Interest Shortfalls. The ratings on the term notes do not constitute statements regarding the possibility that the holders of the term notes might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.



                                     S-120











                                   APPENDIX I

LOAN GROUP I

                  Initial Sub-Group I(A) HELOC Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group I(A) HELOCs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group I(A) HELOCs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the cut-off date (except as indicated otherwise).


                                  Property Type
                                                                                                Percent of Initial
                                                Number of Initial                                 Sub-Group I(A)
                                                  Sub-Group I(A)          Cut-Off Date            HELOCs by Cut-
Property Type                                         HELOCs                Balance              Off Date Balance
-------------------------                       ------------------     -----------------        ------------------
Single Family                                            4,443          $ 96,172,503.48                   87.57%
Condominium                                                381             8,147,405.82                    7.42
Planned Unit Development                                   209             4,144,645.73                    3.77
Two to Four Family                                          62             1,320,900.00                    1.20
Manufactured Housing                                         1                35,202.99                    0.03
                                                         -----          ---------------                  ------
                    Total                                5,096          $109,820,658.02                  100.00%




                               Principal Balances

                                                                                                 Percent of Initial
                                                   Number of Initial                               Sub-Group I(A)
                                                     Sub-Group I(A)       Cut-Off Date             HELOCs by Cut-
Range of Principal Balances ($)                          HELOCs             Balance               Off Date Balance
--------------------------------------             ----------------     --------------           ------------------
     $      0.01 to $ 25,000.00                          3,704         $ 44,830,180.73                    40.82%
     $ 25,000.01 to $ 50,000.00                          1,036           36,563,109.10                    33.29
     $ 50,000.01 to $ 75,000.00                            214           13,087,528.33                    11.92
     $ 75,000.01 to $100,000.00                             99            8,771,160.22                     7.99
     $100,000.01 to $125,000.00                             15            1,691,665.34                     1.54
     $125,000.01 to $150,000.00                             11            1,544,149.04                     1.41
     $150,000.01 to $175,000.00                              6              983,098.95                     0.90
     $175,000.01 to $200,000.00                              4              764,596.32                     0.70
     $200,000.01 +                                           7            1,585,169.99                     1.44
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


o The average principal balance of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately $21,550.36.


                                     A-121












                          Combined Loan-to-Value Ratios

                                                                                                Percent of Initial
                                                 Number of Initial                                Sub-Group I(A)
Range of Combined                                  Sub-Group I(A)          Cut-Off Date           HELOCs by Cut-
Loan-to-Value Ratios (%)                               HELOCs                 Balance            Off Date Balance
--------------------------                      ------------------       ------------------    -------------------
   0.01% to  40.00%                                        244         $  5,992,852.20                     5.46%
  40.01% to  50.00%                                        185            4,366,187.98                     3.98
  50.01% to  60.00%                                        251            6,743,019.34                     6.14
  60.01% to  70.00%                                        398            8,664,982.39                     7.89
  70.01% to  80.00%                                      1,435           35,109,230.91                    31.97
  80.01% to  90.00%                                      1,982           35,695,050.96                    32.50
  90.01% to 100.00%                                        601           13,249,334.24                    12.06
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%



o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group I(A) HELOCs as of the cut-off date are approximately 5.00% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 76.90%.


                           Geographical Distributions

                                                                                                  Percent of Initial
                                                  Number of Initial                                Sub-Group I(A)
                                                    Sub-Group I(A)         Cut-Off Date            HELOCs by Cut-
Location                                                HELOCs                Balance             Off Date Balance
------------------------                          -----------------      ---------------          -----------------
Michigan                                                 1,130         $ 28,198,352.62                    25.68%
California                                                 950           18,800,320.93                    17.12
New Jersey                                                 238            5,602,412.42                     5.10
Illinois                                                   183            4,190,809.04                     3.82
Florida                                                    204            4,076,049.23                     3.71
New York                                                   175            3,898,554.17                     3.55
Connecticut                                                139            3,553,497.06                     3.24
Pennsylvania                                               161            3,374,964.23                     3.07
Washington                                                 146            3,204,909.13                     2.92
Massachusetts                                              139            2,788,886.02                     2.54
Colorado                                                   118            2,508,537.59                     2.28
Other                                                    1,513           29,623,365.58                    26.97
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.


                                     A-122











                             Junior Ratios(1)(2)(3)
                                                                                               Percent of Initial
                                                 Number of Initial                                Sub-Group I(A)
                                                   Sub-Group I(A)         Cut-Off Date           HELOCs by Cut-
Range of Junior Ratios (%)                             HELOCs                Balance            Off Date Balance
-----------------------                         -----------------      ---------------         -----------------
  0.001% to  10.000%                                     2,044          $17,463,178.25                    18.00%
 10.001% to  20.000%                                     1,727           35,844,707.68                    36.95
 20.001% to  30.000%                                       609           20,230,648.25                    20.86
 30.001% to  40.000%                                       246           11,342,008.67                    11.69
 40.001% to  50.000%                                       123            6,661,021.40                     6.87
 50.001% to  60.000%                                        47            2,516,907.97                     2.59
 60.001% to  70.000%                                        24            1,578,452.81                     1.63
 70.001% to  80.000%                                        15              745,921.55                     0.77
 80.001% to  90.000%                                         7              374,373.78                     0.39
 90.001% to 100.000%                                         8              239,900.57                     0.25
                                                         -----          --------------                  -------
                    Total                                4,850          $96,997,120.93                   100.00%


(1) The junior ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average junior ratio of the initial Sub-Group I(A) HELOCs that are secured by second liens on the mortgaged properties as of the cut-off date is approximately 22.34%.

(3)  Includes only the initial Sub-Group I(A) HELOCs secured by second liens.


                            Fully Indexed Loan Rates

                                                                                                Percent of Initial
                                             Number of Initial                                   Sub-Group I(A)
Range of Fully Indexed                         Sub-Group I(A)            Cut-Off Date            HELOCs by Cut-
Loan Rates (%)                                     HELOCs                  Balance              Off Date Balance
-------------------                          -----------------         ---------------          -----------------
  7.000% to  7.999%                                      1,966         $ 47,461,990.11                    43.22%
  8.000% to  8.999%                                      1,680           34,396,476.49                    31.32
  9.000% to  9.999%                                        859           17,021,862.39                    15.50
 10.000% to 10.999%                                        416            7,696,835.02                     7.01
 11.000% to 11.999%                                        173            3,206,638.62                     2.92
 12.000% to 12.999%                                          2               36,855.39                     0.03
                                                         -----         ---------------                  -------
                   Total                                 5,096         $109,820,658.02                   100.00%


o The weighted average fully indexed loan rate of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 8.341%.




                                     A-123













                           Fully Indexed Gross Margin

                                                                                                 Percent of Initial
                                                  Number of Initial                                 Sub-Group I(A)
Range of Fully Indexed Gross                        Sub-Group I(A)         Cut-Off Date             HELOCs by Cut-
Margins (%)                                             HELOCs               Balance               Off Date Balance
------------------------                          -----------------      ---------------          -----------------
   0.000% to 0.999%                                      1,966         $ 47,461,990.11                    43.22%
   1.000% to 1.999%                                      1,680           34,396,476.49                    31.32
   2.000% to 2.999%                                        859           17,021,862.39                    15.50
   3.000% to 3.999%                                        416            7,696,835.02                     7.01
   4.000% to 4.999%                                        173            3,206,638.62                     2.92
   5.000% to 5.999%                                          2               36,855.39                     0.03
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%



o The weighted average fully indexed gross margin of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 1.341% per annum.

                            Credit Utilization Rates
                                                                                                 Percent of Initial
                                                  Number of Initial                                Sub-Group I(A)
                                                   Sub-Group I(A)         Cut-Off Date             HELOCs by Cut-
Range of Credit Utilization Rates (%)                   HELOCs              Balance               Off Date Balance
------------------------------------             -----------------      ---------------          -----------------
  0.001% to  10.000%                                       254         $    812,689.97                    0.74%
 10.001% to  20.000%                                       460            3,235,281.91                    2.95
 20.001% to  30.000%                                       413            4,335,008.13                    3.95
 30.001% to  40.000%                                       451            5,952,194.86                    5.42
 40.001% to  50.000%                                       377            5,893,047.79                    5.37
 50.001% to  60.000%                                       371            7,612,718.95                    6.93
 60.001% to  70.000%                                       377            8,129,082.47                    7.40
 70.001% to  80.000%                                       364           10,418,590.02                    9.49
 80.001% to  90.000%                                       313            9,743,070.26                    8.87
 90.001% to 100.000%                                     1,716           53,688,973.66                   48.89
                                                         -----         ---------------                 -------
                    Total                                5,096         $109,820,658.02                  100.00%

o The weighted average credit utilization rate based on the cut-off date credit limit of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 77.44%.

                                  Credit Limits

                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                   Sub-Group I(A)         Cut-Off Date            HELOCs by Cut-
Range of Credit Limits ($)                            HELOCs               Balance               Off Date Balance
------------------------------------             -----------------     ---------------          -----------------
  $      0.01 to $ 25,000.00                             2,449         $ 28,337,173.20                    25.80%
  $ 25,000.01 to $ 50,000.00                             1,754           40,422,142.32                    36.81
  $ 50,000.01 to $ 75,000.00                               423           15,291,119.96                    13.92
  $ 75,000.01 to $100,000.00                               328           15,019,562.58                    13.68
  $100,000.01 to $125,000.00                                53            2,946,900.83                     2.68
  $125,000.01 to $150,000.00                                47            3,250,883.67                     2.96
  $150,000.01 to $175,000.00                                 5              531,905.47                     0.48
  $175,000.01 to $200,000.00                                16            1,214,601.16                     1.11
  $200,000.01 to $300,000.00                                21            2,806,368.83                     2.56
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%

o The average of the credit limits of the Initial Sub-Group I(A) HELOCs as of the cut-off date is approximately $36,818.55.




                                     A-124











                               Maximum Loan Rates
                                                                                                 Percent of Initial
                                                  Number of Initial                                Sub-Group I(A)
                                                   Sub-Group I(A)        Cut-Off Date              HELOCs by Cut-
Maximum Loan Rates (%)                                 HELOCs              Balance                Off Date Balance
----------------------------                     -----------------      ---------------          -----------------
      11.000% to 11.999%                                     2         $     93,950.77                     0.09%
      15.000% to 15.999%                                    15              378,629.09                     0.34
      16.000% to 16.999%                                    22              240,542.66                     0.22
      17.000% to 17.999%                                    14              186,520.40                     0.17
      18.000% to 18.999%                                 5,039          108,894,634.68                    99.16
      19.000% to 19.999%                                     3               17,584.24                     0.02
      20.000% +                                              1                8,796.18                     0.01
                                                         -----         ---------------                  -------
                   Total                                 5,096         $109,820,658.02                   100.00%


o The weighted average maximum loan rate of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 18.114%.


                      Remaining Term to Scheduled Maturity
                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                   Sub-Group I(A)       Cut-Off Date             HELOCs by Cut-
Range of Months                                        HELOCs             Balance                Off Date Balance
------------------------                         -----------------     ---------------          -----------------
    0 to  60                                                 3         $     54,381.40                     0.05%
   61 to 120                                             2,625           62,537,500.28                    56.95
  121 to 180                                               419            8,017,836.87                     7.30
  241 to 300                                             2,049           39,210,939.47                    35.70
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


o The weighted average remaining term to scheduled maturity of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 185 months.



                                  Lien Priority
                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                   Sub-Group I(A)       Cut-Off Date              HELOCs by Cut-
Lien Position                                          HELOCs             Balance                Off Date Balance
------------------------------------             -----------------     ---------------          -----------------
Second                                                   4,850         $ 96,997,120.93                    88.32%
First                                                      246           12,823,537.09                    11.68
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%




                                     A-125










                              Debt-to-Income Ratios
                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                   Sub-Group I(A)       Cut-Off Date              HELOCs by Cut-
Range of Debt-to-Income Ratios (%)                     HELOCs             Balance                Off Date Balance
------------------------------------             -----------------     ---------------          -----------------
  0.001% to 10.000%                                         25         $    486,405.60                     0.44%
 10.001% to 20.000%                                        339            7,463,475.94                     6.80
 20.001% to 30.000%                                      1,199           23,731,371.24                    21.61
 30.001% to 40.000%                                      1,675           35,811,351.91                    32.61
 40.001% to 50.000%                                      1,632           36,582,197.34                    33.31
 50.001% to 60.000%                                        201            5,308,963.84                     4.83
 60.001% +                                                  20              390,859.34                     0.36
     n/a                                                     5               46,032.81                     0.04
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


o Of the Initial Sub-Group I(A) HELOCs with available debt-to-income ratios, the weighted average debt-to-income ratio of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 36.16% per annum.


                             Teaser Expiration Month
                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                   Sub-Group I(A)       Cut-Off Date              HELOCs by Cut-
Teaser Expiration Month                                HELOCs             Balance                Off Date Balance
--------------------------                       -----------------     ---------------          -----------------
None                                                     1,134         $ 23,584,696.15                    21.48%
June 2001                                                  654           13,954,102.50                    12.71
July 2001                                                  807           16,398,304.59                    14.93
August 2001                                              1,001           21,605,861.00                    19.67
September 2001                                             610           13,202,675.77                    12.02
October 2001                                               507           11,349,764.25                    10.33
November 2001                                              351            8,546,867.36                     7.78
December 2001                                               30            1,070,176.40                     0.97
March 2002                                                   1               73,210.00                     0.07
August 2007                                                  1               35,000.00                     0.03
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%



                                     A-126











                               Documentation Type
                                                                                                 Percent of Initial
                                                  Number of Initial                                Sub-Group I(A)
                                                   Sub-Group I(A)       Cut-Off Date               HELOCs by Cut-
Documentation                                          HELOCs             Balance                 Off Date Balance
---------------                                   -----------------     ---------------          -----------------
Standard                                                 3,895         $ 78,851,029.42                    71.80%
Family First Direct                                        762           19,336,363.33                    17.61
Select                                                     115            4,263,696.11                     3.88
No Income / No Appraisal                                   179            3,854,590.12                     3.51
No Income Verification                                      37            1,304,147.65                     1.19
Stated                                                      42            1,166,318.63                     1.06
Super Express                                               26              444,191.15                     0.40
GM Expanded FAM                                             27              421,272.64                     0.38
Stream lined Documentation                                   9              154,688.11                     0.14
Express                                                      4               24,360.86                     0.02
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%



                                 Occupancy Types
                                                                                               Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
Occupancy                                           Sub-Group I(A)       Cut-Off Date             HELOCs by Cut-
(as indicated by Borrower)                             HELOCs              Balance               Off Date Balance
-----------------------------                     -----------------     ---------------          -----------------
Owner Occupied                                           5,037         $107,951,975.08                    98.30%
Second Home                                                 59            1,868,682.94                     1.70
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


                                  Loan Purpose
                                                                                                Percent of Initial
                                                  Number of Initial                               Sub-Group I(A)
                                                    Sub-Group I(A)       Cut-Off Date             HELOCs by Cut-
Loan Purpose                                           HELOCs              Balance                Off Date Balance
-------------                                     -----------------     ---------------          -----------------
Other                                                    4,357         $ 87,950,473.15                    80.09%
Home Improvement                                           463           13,642,293.95                    12.42
Debt Consolidation                                         266            7,929,405.59                     7.22
Education                                                   10              298,485.33                     0.27
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%




                                     A-127











                                Origination Year
                                                                                                Percent of Initial
                                                  Number of Initial                              Sub-Group I(A)
                                                    Sub-Group I(A)      Cut-Off Date             HELOCs by Cut-
Origination Year                                        HELOCs             Balance               Off Date Balance
------------------                                -----------------    ---------------          -----------------
    2001                                                 4,253         $ 89,900,251.28                    81.86%
    2000                                                   735           18,677,456.92                    17.01
    1999                                                    82              986,959.25                     0.90
    1998                                                    20              212,258.98                     0.19
    1997                                                     2               13,181.00                     0.01
    1994                                                     1                2,900.00                     0.00*
    1993                                                     3               27,650.59                     0.03
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


 * Less than 0.005% but greater than 0.000%.


                   Credit Scores as of the Date of Origination
                                                                                                Percent of Initial
                                                  Number of Initial                              Sub-Group I(A)
                                                    Sub-Group I(A)      Cut-Off Date             HELOCs by Cut-
Range of Credit Scores                                 HELOCs             Balance               Off Date Balance
-----------------------                           -----------------    ---------------          -----------------
   560 to 579                                                1         $     10,000.00                     0.01%
   580 to 599                                                2               63,177.22                     0.06
   600 to 619                                               12              254,542.70                     0.23
   620 to 639                                              204            3,675,904.05                     3.35
   640 to 659                                              367            7,409,109.82                     6.75
   660 to 679                                              521           10,927,396.35                     9.95
   680 to 699                                              678           15,042,077.31                    13.70
   700 to 719                                              660           13,874,946.72                    12.63
   720 to 739                                              702           15,274,552.54                    13.91
   740 to 759                                              724           15,048,876.23                    13.70
   760 to 779                                              617           13,980,096.53                    12.73
   780 to 799                                              389            9,951,810.02                     9.06
   800 to 819                                               77            1,806,970.25                     1.65
   n/a                                                     142            2,501,198.28                     2.28
                                                         -----         ---------------                  -------
                    Total                                5,096         $109,820,658.02                   100.00%


o Of the initial Sub-Group I(A) HELOCs with available credit scores, the weighted average credit score of the initial Sub-Group I(A) HELOCs as of the cut-off date is approximately 720.



                                     A-128











                  Initial Sub-Group I(B) HELOC Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group I(B) HELOCs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group I(B) HELOCs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the cut-off date (except as indicated otherwise).


                                  Property Type
                                                                                                Percent of Initial
                                                  Number of Initial                              Sub-Group I(B)
                                                    Sub-Group I(B)      Cut-Off Date             HELOCs by Cut-
Property Type                                           HELOCs             Balance               Off Date Balance
-------------------                               -----------------    ---------------          -----------------
Single Family                                            1,976         $106,360,786.44                    85.06%
Planned Unit Development                                   201           10,188,130.36                     8.15
Condominium                                                143            7,825,052.47                     6.26
Two to Four Family                                          11              664,115.67                     0.53
                                                         -----         ---------------                  -------
                    Total                                2,331         $125,038,084.94                   100.00%


                               Principal Balances
                                                                                                Percent of Initial
                                                  Number of Initial                              Sub-Group I(B)
                                                    Sub-Group I(B)     Cut-Off Date              HELOCs by Cut-
Range of Principal Balances ($)                        HELOCs             Balance                Off Date Balance
------------------------------------              -----------------    ---------------          -----------------
 $      0.01 to $ 25,000.00                                733         $  9,878,646.71                     7.90%
 $ 25,000.01 to $ 50,000.00                                754           28,463,304.57                    22.76
 $ 50,000.01 to $ 75,000.00                                323           20,062,030.19                    16.04
 $ 75,000.01 to $100,000.00                                261           23,239,643.15                    18.59
 $100,000.01 to $125,000.00                                 70            7,915,151.13                     6.33
 $125,000.01 to $150,000.00                                 92           13,011,880.70                    10.41
 $150,000.01 to $175,000.00                                 20            3,370,820.31                     2.70
 $175,000.01 to $200,000.00                                 21            4,011,144.59                     3.21
 $200,000.01 to $300,000.00                                 46           10,941,848.99                     8.75
 $300,000.01 to $400,000.00                                 10            3,393,062.11                     2.71
 $700,000.01 to $800,000.00                                  1              750,552.49                     0.60
                                                         -----         ---------------                  -------
                Total                                    2,331         $125,038,084.94                   100.00%


o The average principal balance of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately $53,641.39.


                                     A-129










                          Combined Loan-to-Value Ratios
                                                                                               Percent of Initial
                                                  Number of Initial                              Sub-Group I(B)
Range of Combined                                   Sub-Group I(B)     Cut-Off Date              HELOCs by Cut-
Loan-to-Value Ratios (%)                               HELOCs             Balance               Off Date Balance
--------------------------                        -----------------   ---------------          -----------------
   0.01% to  40.00%                                         29         $  2,016,895.80                     1.61%
  40.01% to  50.00%                                         46            3,163,394.77                     2.53
  50.01% to  60.00%                                        100            6,108,095.37                     4.88
  60.01% to  70.00%                                        236           14,138,567.61                    11.31
  70.01% to  80.00%                                        862           51,054,402.91                    40.83
  80.01% to  90.00%                                        887           39,180,069.14                    31.33
  90.01% to 100.00%                                        171            9,376,659.34                     7.50
                                                         -----         ---------------                  -------
                    Total                                2,331         $125,038,084.94                   100.00%


o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group I(B) HELOCs as of the cut-off date are approximately 17.66% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 78.16%.

                           Geographical Distributions
                                                                                               Percent of Initial
                                                  Number of Initial                              Sub-Group I(B)
                                                   Sub-Group I(B)        Cut-Off Date            HELOCs by Cut-
Location                                               HELOCs              Balance              Off Date Balance
--------------------------                        -----------------   ---------------          -----------------
California                                                 688         $ 33,901,857.22                    27.11%
Michigan                                                   567           33,066,599.43                    26.45
New Jersey                                                 160            9,263,014.72                     7.41
Massachusetts                                              115            6,483,433.80                     5.19
Illinois                                                    90            4,824,603.66                     3.86
Colorado                                                    73            4,425,080.72                     3.54
Connecticut                                                 61            3,723,274.51                     2.98
Florida                                                     64            3,514,078.40                     2.81
Washington                                                  51            3,311,022.43                     2.65
New York                                                    65            2,917,187.75                     2.33
Other                                                      397           19,607,932.30                    15.68
                                                         -----         ---------------                  -------
                    Total                                2,331         $125,038,084.94                   100.00%


o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.

                                    A-130










                             Junior Ratios(1)(2)(3)

                                                                                           Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date                HELOCs by Cut-
Range of Junior Ratios (%)                      HELOCs             Balance                 Off Date Balance
----------------------------             ------------------      -------------            ------------------
       0.001%  to   10.000%                       909           $16,859,730.13                   13.55%
      10.001%  to   20.000%                       825            41,112,949.01                   33.03
      20.001%  to   30.000%                       324            28,238,261.49                   22.69
      30.001%  to   40.000%                       126            16,006,514.47                   12.86
      40.001%  to   50.000%                        62             9,021,388.49                    7.25
      50.001%  to   60.000%                        40             7,420,794.35                    5.96
      60.001%  to   70.000%                        19             2,357,878.92                    1.89
      70.001%  to   80.000%                        11             1,827,694.12                    1.47
      80.001%  to   90.000%                         9             1,432,824.12                    1.15
      90.001%  to  100.000%                         2               186,448.38                    0.15
                                                -----           --------------                  ------
                              Total             2,327           124,464,483.48                  100.00%

         (1) The junior ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

         (2) The weighted average junior ratio of the initial Sub-Group I(B) HELOCs that are secured by second liens on the mortgaged properties as of the cut-off date is approximately 25.63%.

         (3) Inlcudes only the initial Sub-Group I(B) HELOCs secured by second liens.


                            Fully Indexed Loan Rates

                                                                                          Percent of Initial
                                          Number of Initial                                 Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Range of Fully Indexed Loan Rates (%)          HELOCs             Balance                 Off Date Balance
-------------------------------------    ------------------      -------------           ------------------
       7.000%  to   7.999%                     1,056          $ 63,287,803.28                   50.61%
       8.000%  to   8.999%                       761            37,132,697.15                   29.70
       9.000%  to   9.999%                       350            16,776,751.66                   13.42
      10.000%  to  10.999%                       130             6,545,581.61                    5.23
      11.000%  to  11.999%                        33             1,280,668.28                    1.02
      12.000%  to  12.999%                         1                14,582.96                    0.01
                                               -----          ---------------                  ------
                             Total             2,331          $125,038,084.94                  100.00%


o The weighted average fully indexed loan rate of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 8.123%.

                                     A-131











                           Fully Indexed Gross Margin


                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Range of Fully Indexed Gross Margins (%)        HELOCs             Balance                 Off Date Balance
----------------------------------------  -----------------      -------------            ------------------
      0.000%  to  0.999%                        1,056            63,287,803.28                  50.61%
      1.000%  to  1.999%                          761            37,132,697.15                  29.70%
      2.000%  to  2.999%                          350            16,776,751.66                  13.42%
      3.000%  to  3.999%                          130             6,545,581.61                   5.23%
      4.000%  to  4.999%                           33             1,280,668.28                   1.02%
      5.000%  to  5.999%                            1                14,582.96                   0.01%
                                                -----          ---------------                 ------
                              Total             2,331          $125,038,084.94                 100.00%

o The weighted average fully indexed gross margin of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 1.123% per annum.

                            Credit Utilization Rates

                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Range of Credit Utilization Rates (%)           HELOCs             Balance                 Off Date Balance
-------------------------------------     -----------------      -------------            ------------------
        0.001%  to   10.000%                     165          $  1,064,893.68                    0.85%
       10.001%  to   20.000%                     207             3,394,682.22                    2.71
       20.001%  to   30.000%                     181             4,938,234.82                    3.95
       30.001%  to   40.000%                     158             5,619,134.32                    4.49
       40.001%  to   50.000%                     163             6,549,190.22                    5.24
       50.001%  to   60.000%                     152             7,331,821.29                    5.86
       60.001%  to   70.000%                     121             7,040,533.62                    5.63
       70.001%  to   80.000%                     148             8,930,611.10                    7.14
       80.001%  to   90.000%                     156            12,100,842.72                    9.68
       90.001%  to  100.000%                     880            68,068,140.95                   54.44
                                               -----          ---------------                 -------
                             Total             2,331          $125,038,084.94                  100.00%

o The weighted average credit utilization rate based on the cut-off date credit limit of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 79.63%.

                                     A-132











                                 Credit Limits

                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
    Range of Credit Limits ($)                  HELOCs             Balance                 Off Date Balance
    --------------------------            -----------------      -------------            ------------------
     $      0.01   to    $ 25,000.00              163            $2,217,276.79                    1.77%
     $ 25,000.01   to    $ 50,000.00              669            19,638,781.42                   15.71
     $ 50,000.01   to    $ 75,000.00              372            15,441,196.49                   12.35
     $ 75,000.01   to    $100,000.00              520            29,715,318.46                   23.77
     $100,000.01   to    $125,000.00               69             4,787,488.28                    3.83
     $125,000.01   to    $150,000.00              290            21,397,442.88                   17.11
     $150,000.01   to    $175,000.00               37             3,464,028.36                    2.77
     $175,000.01   to    $200,000.00               59             5,306,381.46                    4.24
     $200,000.01   to    $300,000.00              122            17,034,844.28                   13.62
     $300,000.01   to    $400,000.00               25             4,382,511.63                    3.50
     $400,000.01   to    $500,000.00                4               902,262.40                    0.72
     $800,000.01   to    $900,000.00                1               750,552.49                    0.60
                                                -----           --------------                 -------
                             Total              2,331           125,038,084.94                  100.00%



o The average of the credit limits of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately $90,778.99.

                               Maximum Loan Rates

                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Maximum Loan Rates (%)                          HELOCs             Balance                 Off Date Balance
----------------------                    -----------------      -------------            ------------------
15.000%  to  15.999%                               8          $    484,793.46                    0.39%
17.000%  to  17.999%                               2                64,074.36                    0.05
18.000%  to  18.999%                           2,315           124,252,409.53                   99.37
19.000%  to  19.999%                               6               236,807.59                    0.19
                                               -----          ---------------                  ------
                             Total             2,331          $125,038,084.94                  100.00%

o The weighted average maximum loan rate of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 18.186%.

                      Remaining Term to Scheduled Maturity

                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Range of Months                                 HELOCs             Balance                 Off Date Balance
----------------------                    -----------------      -------------            ------------------
   61   to    120                               1,698          $ 98,495,902.19                   78.77%
  121   to    180                                  84             3,955,565.19                    3.16
  241   to    300                                 549            22,586,617.56                   18.06
                                                -----           --------------                  ------
                             Total              2,331          $125,038,084.94                  100.00%


o The weighted average remaining term to scheduled maturity of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 150 months.

                                     A-133











                                  Lien Priority

                                                                                          Percent of Initial
                                          Number of Initial                                  Sub-Group I(B)
                                            Sub-Group I(B)       Cut-Off Date               HELOCs by Cut-
Lien Position                                   HELOCs             Balance                 Off Date Balance
----------------------                    -----------------      -------------            ------------------
Second                                         2,327            $124,464,483.48                   99.54%
First                                              4                 573,601.46                    0.46
                                               -----            ---------------                  ------
                             Total             2,331            $125,038,084.94                  100.00%

                              Debt-to-Income Ratios

                                                                                           Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
                                            Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
Range of Debt-to-Income Ratios (%)              HELOCs               Balance                 Off Date Balance
----------------------------------        -----------------        -------------            ------------------
    0.001%   to    10.000%                        9              $    932,788.04                     0.75%
   10.001%   to    20.000%                      103                 6,856,824.70                     5.48
   20.001%   to    30.000%                      456                24,398,248.58                    19.51
   30.001%   to    40.000%                      749                37,719,321.95                    30.17
   40.001%   to    50.000%                      836                44,063,360.35                    35.24
   50.001%   to    60.000%                      151                 9,320,203.57                     7.45
   60.001%    +                                  27                 1,747,337.75                     1.40
                                              -----              ---------------                   ------
                                              2,331              $125,038,084.94                   100.00%
                              Total

--------------------------------------------------------------------------------
o The weighted average debt-to-income ratio of the initial Sub-Group I(B) HELOCs as of the cut-off date is approximately 37.70% per annum.

                             Teaser Expiration Month


                                                                                           Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
                                            Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
Teaser Expiration Month                         HELOCs               Balance                 Off Date Balance
---------------------------------         -----------------        -------------            ------------------
None                                              679            $ 33,870,114.81                   27.09%
June 2001                                         259              14,998,395.59                   12.00
July 2001                                         308              15,294,344.72                   12.23
August 2001                                       349              18,071,968.83                   14.45
September 2001                                    300              16,078,174.48                   12.86
October 2001                                      288              17,117,559.40                   13.69
November 2001                                     139               8,832,813.61                    7.06
December 2001                                       6                 588,899.27                    0.47
September 2002                                      1                  81,773.95                    0.07
November 2002                                       1                  33,500.00                    0.03
September 2006                                      1                  70,540.28                    0.06
                                                -----            ---------------                  ------
                             Total              2,331            $125,038,084.94                  100.00%


                                     A-134













                               Documentation Type

                                                                                            Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
                                            Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
Documentation                                   HELOCs               Balance                 Off Date Balance
---------------------------------         -----------------        -------------            ------------------
Standard                                       1,622            $ 80,509,483.99                    64.39%
Select                                           334              24,786,676.30                    19.82
Family First Direct                              269              14,959,964.76                    11.96
No Income Verification                            30               1,611,157.71                     1.29
Stated                                            27               1,363,769.24                     1.09
GM Expanded Family                                10                 689,100.18                     0.55
No Income / No Appraisal                          23                 669,077.06                     0.54
Streamlined                                        9                 195,202.34                     0.16
Super Express                                      5                 191,239.40                     0.15
Express                                            2                  62,413.96                     0.05
                                               -----            ---------------                   ------
                            Total              2,331            $125,038,084.94                   100.00%


                                 Occupancy Types

                                                                                           Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
Occupancy                                   Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
(as indicated by Borrower)                      HELOCs               Balance                 Off Date Balance
---------------------------------         -----------------        -------------            ------------------
Owner Occupied                                 2,263             $119,559,898.35                    95.62%
Second Home                                       68                5,478,186.59                     4.38
                                               -----             ---------------                   ------
                              Total            2,331             $125,038,084.94                   100.00%



                                  Loan Purpose

                                                                                            Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
                                            Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
Loan Purpose                                    HELOCs               Balance                 Off Date Balance
---------------------------------         -----------------        -------------            ------------------
Other                                           1,968            $100,495,864.70                    80.37%
Home Improvement                                  232              15,697,762.58                    12.55
Debt Consolidation                                128               8,775,672.44                     7.02
Education                                           3                  68,785.22                     0.06
                                                -----            ---------------                   ------
                             Total              2,331            $125,038,084.94                   100.00%


                                     A-135











                                Origination Year

                                                                                           Percent of Initial
                                          Number of Initial                                   Sub-Group I(B)
                                            Sub-Group I(B)         Cut-Off Date               HELOCs by Cut-
Origination Year                               HELOCs                 Balance               Off Date Balance
---------------------------------         -----------------        -------------            ------------------
 2001                                            1,788          $ 95,000,454.21                   75.98%
 2000                                              496            28,420,231.85                   22.73
 1999                                               34             1,188,232.03                    0.95
 1998                                               11               364,922.73                    0.29
 1997                                                2                64,244.12                    0.05
                                                 -----          ---------------                  ------
                             Total               2,331          $125,038,084.94                  100.00%



                   Credit Scores as of the Date of Origination

                                                                                               Percent of Initial
                                          Number of Initial                                      Sub-Group I(B)
                                            Sub-Group I(B)           Cut-Off Date                HELOCs by Cut-
Range of Credit Scores                          HELOCs                  Balance                 Off Date Balance
---------------------------------         -----------------          -------------            ------------------
    540    to    559                               1               $   100,729.93                     0.08%
    580    to    599                               2                   113,485.55                     0.09
    600    to    619                              14                   961,412.67                     0.77
    620    to    639                              91                 4,212,575.59                     3.37
    640    to    659                             165                 9,317,077.62                     7.45
    660    to    679                             207                10,399,335.93                     8.32
    680    to    699                             323                17,950,235.96                    14.36
    700    to    719                             300                16,200,259.04                    12.96
    720    to    739                             313                17,129,419.75                    13.70
    740    to    759                             382                17,904,029.90                    14.32
    760    to    779                             324                18,728,221.38                    14.98
    780    to    799                             169                 9,503,005.34                     7.60
    800    to    819                              20                 1,380,815.47                     1.10
    n/a                                           20                 1,137,480.81                     0.91
                                               -----              ---------------                   ------
                              Total            2,331              $125,038,084.94                   100.00%

o Of the initial Sub-Group I(B) HELOCs with available credit scores, the weighted average credit score of the initial Sub-Group I(B) HELOCs as of the cut-off date is 720.

                                     A-136











                   Initial Sub-Group I(A) HELs Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group I(A) HELs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group I(A) HELs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by Sub-Group I(A) principal balance as of the cut-off date (except as indicated otherwise).

                                  Property Type

                                                                                           Percent of Initial
                                          Number of Initial                                   Sub-Group I(A)
                                            Sub-Group I(A)         Cut-Off Date                HELs by Cut-
Property Type                                    HELs                 Balance               Off Date Balance
---------------------------------         -----------------        -------------            ------------------
Single Family                                  1,432             $48,699,372.00                    82.67%
Condominium                                      202               5,692,216.08                     9.66
Planned Unit Development                         110               3,393,267.65                     5.76
Two to Four Family                                28               1,126,086.48                     1.91
                                               -----             --------------                   ------
                             Total             1,772             $58,910,942.21                   100.00%


                               Principal Balances

                                                                                             Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                            Sub-Group I(A)          Cut-Off Date                 HELs by Cut-
Range of Principal Balances ($)                  HELs                  Balance                 Off Date Balance
---------------------------------         -----------------         -------------            ------------------
$       .01    to    $ 25,000.00                 777              $14,462,613.25                    24.55%
$ 25,000.01    to    $ 50,000.00                 755               27,837,849.18                    47.25
$ 50,000.01    to    $ 75,000.00                 174               10,572,032.23                    17.95
$ 75,000.01    to    $100,000.00                  57                4,967,074.16                     8.43
$100,000.01    to    $125,000.00                   6                  671,040.57                     1.14
$125,000.01    to    $150,000.00                   3                  400,332.82                     0.68
                                               -----              --------------                   ------
                             Total             1,772              $58,910,942.21                   100.00%

o The average principal balance of the initial Sub-Group I(A) HELs as of the cut-off date is approximately $33,245.45.


                          Combined Loan-to-Value Ratios

                                                                                             Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
Range of Combined                           Sub-Group I(A)          Cut-Off Date                HELs by Cut-
Loan-to-Value Ratios (%)                         HELs                 Balance                 Off Date Balance
------------------------                  -----------------         ------------            ------------------
  0.01%  to   40.00%                              136              $4,208,669.52                    7.14%
 40.01%  to   50.00%                               74               2,794,998.24                    4.74
 50.01%  to   60.00%                              107               3,775,867.74                    6.41
 60.01%  to   70.00%                              151               5,708,964.60                    9.69
 70.01%  to   80.00%                              442              15,987,804.43                   27.14
 80.01%  to   90.00%                              546              17,498,233.39                   29.70
 90.01%  to  100.00%                              316               8,936,404.29                   15.17
                                                -----              -------------                 -------
                            Total               1,772              58,910,942.21                  100.00%

o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group I(A) HELs as of the cut-off date are approximately 6.64% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group I(A) HELs as of the cut-off date is approximately 74.95%.

                                     A-137











                           Geographical Distributions

                                                                                            Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                           Sub-Group I(A)          Cut-Off Date                HELs by Cut-
Location                                         HELs                 Balance                 Off Date Balance
------------------------                  -----------------         ------------            ------------------
California                                        492             $16,967,736.29                    28.80%
New York                                          102               4,318,498.14                     7.33
Texas                                             109               3,646,981.06                     6.19
Florida                                            95               2,873,439.30                     4.88
New Jersey                                         73               2,745,062.44                     4.66
Pennsylvania                                       67               2,317,250.16                     3.93
Illinois                                           65               2,009,120.38                     3.41
Michigan                                           63               1,869,502.38                     3.17
Virginia                                           51               1,843,337.42                     3.13
Minnesota                                          38               1,285,895.22                     2.18
Other                                             617              19,034,119.42                    32.31
                                                -----             --------------                   -------
                             Total              1,772             $58,910,942.21                   100.00%


o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.


                             Junior Ratios(1)(2)(3)

                                                                                            Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                           Sub-Group I(A)          Cut-Off Date                HELs by Cut-
Range of Junior Ratios (%)                      HELs                  Balance                 Off Date Balance
------------------------                  -----------------         ------------            ------------------
   0.001%  to   10.000%                           127             $ 1,955,746.90                    3.74%
  10.001%  to   20.000%                           624              15,065,138.39                   28.82
  20.001%  to   30.000%                           446              15,554,189.57                   29.76
  30.001%  to   40.000%                           223               9,990,879.53                   19.11
  40.001%  to   50.000%                            97               4,706,530.89                    9.00
  50.001%  to   60.000%                            41               2,135,876.62                    4.09
  60.001%  to   70.000%                            28               1,513,632.24                    2.90
  70.001%  to   80.000%                            10                 501,933.40                    0.96
  80.001%  to   90.000%                             6                 301,883.19                    0.58
  90.001%  to  100.000%                            12                 544,748.90                    1.04
                                                -----             --------------                  --------
                            Total               1,614             $52,270,559.63                  100.00%


(1) The junior ratio of a HEL is the ratio (expressed as a percentage) of the outstanding balance of such HEL to the sum of such outstanding balance limit and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

(2) The weighted average junior ratio of the initial Sub-Group I(A) HELs that are secured by second liens on the mortgaged properties as of the cut-off date is approximately 29.06%.

(3) Includes only the initial Sub-Group I(A) HELs secured by second liens.

                                     A-138











                                   Loan Rates

                                                                                            Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                           Sub-Group I(A)           Cut-Off Date                HELs by Cut-
Range of Loan Rates (%)                          HELs                  Balance               Off Date Balance
------------------------                  -----------------         ------------            ------------------
 6.000%  to   6.999%                                1             $    39,727.14                    0.07%
 7.000%  to   7.999%                              324              11,889,321.25                   20.18
 8.000%  to   8.999%                              786              27,404,503.68                   46.52
 9.000%  to   9.999%                              243               7,687,713.32                   13.05
10.000%  to  10.999%                              204               5,987,657.49                   10.16
11.000%  to  11.999%                              153               4,346,596.73                    7.38
12.000%  to  12.999%                               60               1,537,363.94                    2.61
13.000%  to  13.999%                                1                  18,058.66                    0.03
                                                -----             --------------                  ------
                            Total               1,772             $58,910,942.21                  100.00%


o The weighted average loan rate of the initial Sub-Group I(A) HELs as of the cut-off date is approximately 8.909%.

                      Remaining Term to Scheduled Maturity

                                                                                            Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                           Sub-Group I(A)           Cut-Off Date               HELs by Cut-
Range of Loan Rates (%)                          HELs                  Balance               Off Date Balance
-----------------------                   -----------------         ------------            ------------------
    0   to     60                                 106             $ 2,116,933.01                    3.59%
   61   to    120                                 252               6,982,507.14                   11.85
  121   to    180                                 721              23,184,476.04                   39.36
  181   to    240                                 117               4,531,149.79                    7.69
  241   to    300                                 576              22,095,876.23                   37.51
                                                -----             --------------                  -------
                             Total              1,772             $58,910,942.21                  100.00%

o The weighted average remaining term to scheduled maturity of the initial Sub-Group I(A) HELs as of the cut-off date is approximately 217 months.

                                  Lien Priority

                                                                                            Percent of Initial
                                          Number of Initial                                    Sub-Group I(A)
                                           Sub-Group I(A)           Cut-Off Date               HELs by Cut-
Lien Position                                    HELs                  Balance               Off Date Balance
-----------------------                   -----------------         ------------            ------------------
Second                                          1,614             $52,270,559.63                   88.73%
First                                             158               6,640,382.58                   11.27
                                                -----             --------------                  ------
                             Total              1,772             $58,910,942.21                  100.00%



                                     A-139













                                                Debt-to-Income Ratios

                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
        Range of Debt-to-Income                  Initial Sub-Group              Cut-Off Date              I(A) HELs by Cut-
        Ratios (%)                                   I(A) HELs                    Balance                 Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           0.001%    to    10.000%                                 4                   $72,606.05                       0.12%
          10.001%    to    20.000%                                63                 2,131,395.31                       3.62
          20.001%    to    30.000%                               298                 9,413,437.26                      15.98
          30.001%    to    40.000%                               600                19,727,765.83                      33.49
          40.001%    to    50.000%                               734                24,928,605.27                      42.32
          50.001%    to    60.000%                                71                 2,582,492.05                       4.38
          60.001%    +                                             2                    54,640.44                       0.09
                                                                   -                    ---------                       ----
                                      Total                    1,772               $58,910,942.21                     100.00%


o Of the initial Sub-Group I(A) HELs with available debt-to-income ratios, the weighted average debt-to-income ratio of the initial Sub-Group I(A) HELs as of the cut-off date is approximately 38.03% per annum.




                               Documentation Type

                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(A) HELs by Cut-
        Documentation                                 I(A) HELs                    Balance                Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Standard                                               1,738               $57,700,560.95                      97.95%
        Stated                                                    22                   925,927.78                       1.57
        Family First Direct                                       10                   232,439.43                       0.39
        Select                                                     1                    32,395.32                       0.05
        GM Expanded Family                                         1                    19,618.73                       0.03
                                                                   -                    ---------                       ----
                                      Total                    1,772               $58,910,942.21                     100.00%




                                 Occupancy Types

                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Occupancy                                 Initial Sub-Group              Cut-Off Date             I(A) HELs by Cut-
        (as indicated by Borrower)                     I(A) HELs                    Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Owner Occupied                                         1,767               $58,804,931.69                      99.82%
        Second Home                                                5                   106,010.52                       0.18
                                                                   -                   ----------                       ----
                                      Total                    1,772               $58,910,942.21                    100.00%


                                     A-140












                                  Loan Purpose

                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(A) HELs by Cut-
        Loan Purpose                                 I(A) HELs                     Balance                Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Debt Consolidation                                     1,059               $35,434,510.39                      60.15%
        Cash Out                                                 344                11,342,679.37                      19.25
        Home Improvement                                         197                 6,656,188.76                      11.30
        Rate/Term Refinance                                      134                 4,594,558.26                       7.80
        Purchase                                                  25                   574,426.15                       0.98
        Other                                                     12                   286,763.30                       0.49
        Education                                                  1                    21,815.98                       0.04
                                                                   -                    ---------                       ----
                                      Total                    1,772               $58,910,942.21                     100.00%


                                Origination Year


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(A) HELs by Cut-
        Origination Year                              I(A) HELs                     Balance                Off Date Balance
        --------------------                     -------------------           ------------------        -------------------
        2001                                                   1,753               $58,449,861.76                      99.22%
        2000                                                      19                   461,080.45                       0.78
                                                                  --                   ----------                       ----
                                        Total                  1,772               $58,910,942.21                     100.00%


                   Credit Scores as of the Date of Origination


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(A) HELs by Cut-
        Range of Credit Scores                        I(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
            620   to    639                                      100                $3,304,246.29                       5.61%
            640   to    659                                      191                 6,055,425.63                      10.28
            660   to    679                                      225                 7,181,726.01                      12.19
            680   to    699                                      254                 8,271,534.62                      14.04
            700   to    719                                      273                 9,630,220.10                      16.35
            720   to    739                                      257                 8,705,896.74                      14.78
            740   to    759                                      224                 7,200,577.91                      12.22
            760   to    779                                      155                 5,376,350.55                       9.13
            780   to    799                                       75                 2,630,321.99                       4.46
            800   to    819                                       18                   554,642.37                       0.94
                                                                  --                   ----------                       ----
                                        Total                  1,772               $58,910,942.21                     100.00%


o The weighted average credit score of the initial Sub-Group I(A) HELs as of the cut-off date is approximately 709.


                                     A-141











                   Initial Sub-Group I(B) HELs Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group I(B) HELs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group I(B) HELs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by Sub-Group I(B) principal balance as of the cut-off date (except as indicated otherwise).


                                  Property Type


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Property Type                                I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------

        Single Family                                          1,608               $54,080,288.77                      80.65%
        Condominium                                              258                 7,218,531.66                      10.76
        Planned Unit Development                                 148                 4,836,617.59                       7.21
        Two to Four Family                                        28                   924,162.72                       1.38
                                                                  --                   ----------                       ----
                                       Total                   2,042               $67,059,600.74                     100.00%



                               Principal Balances


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Range of Principal Balances ($)               I(B) HELs                     Balance               Off Date Balance
        -------------------------------          -------------------           ------------------        -------------------
               $.01  to   $25,000.00                             874                16,215,253.81                      24.18%
         $25,000.01  to   $50,000.00                             904                33,038,406.77                      49.27
         $50,000.01  to   $75,000.00                             208                12,682,288.10                      18.91
         $75,000.01  to  $100,000.00                              48                 4,246,305.63                       6.33
        $100,000.01  to  $125,000.00                               8                   877,346.43                       1.31
                                                                  --                   ----------                       ----
                                      Total                    2,042               $67,059,600.74                     100.00%


o The average principal balance of the initial Sub-Group I(B) HELs as of the cut-off date is approximately $32,840.16.


                          Combined Loan-to-Value Ratios


                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Range of Combined                         Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Loan-to-Value Ratios (%)                     I(B) HELs                    Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           0.01%  to   40.00%                                    161                $5,220,955.21                       7.79%
          40.01%  to   50.00%                                     86                 2,984,172.14                       4.45
          50.01%  to   60.00%                                    137                 4,913,882.63                       7.33
          60.01%  to   70.00%                                    225                 7,986,240.71                      11.91
          70.01%  to   80.00%                                    444                15,967,788.90                      23.81
          80.01%  to   90.00%                                    628                19,400,231.26                      28.93
          90.01%  to   100.00%                                   361                10,586,329.89                      15.79
                                                                ----                -------------                      -----
                                        Total                  2,042               $67,059,600.74                     100.00%


o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group I(B) HELs as of the cut-off date are approximately 5.73% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group I(B) HELs as of the cut-off date is approximately 74.31%.


                                     A-142












                           Geographical Distributions


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Location                                     I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        California                                               599               $20,836,118.19                      31.07%
        New York                                                 123                 5,096,127.37                       7.60
        Texas                                                    116                 3,786,562.96                       5.65
        New Jersey                                                98                 3,489,189.66                       5.20
        Florida                                                  113                 3,355,193.54                       5.00
        Michigan                                                  66                 1,790,110.59                       2.67
        Georgia                                                   56                 1,677,215.13                       2.50
        Illinois                                                  55                 1,662,890.53                       2.48
        Pennsylvania                                              59                 1,651,841.57                       2.46
        Colorado                                                  47                 1,451,724.88                       2.16
        Arizona                                                   45                 1,433,298.54                       2.14
        Virginia                                                  46                 1,379,990.08                       2.06
        Other                                                    619                19,449,337.70                      29.00
                                                                ----                -------------                      -----
                                        Total                  2,042               $67,059,600.74                     100.00%


o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.


                             Junior Ratios(1)(2)(3)

                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Range of Junior Ratios                    Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        (%)                                          I(B) HELs                    Balance                 Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           0.001%  to  10.000%                                   137                $2,104,689.51                       3.56%
          10.001%  to  20.000%                                   713                17,390,460.41                      29.45
          20.001%  to  30.000%                                   534                18,669,535.87                      31.61
          30.001%  to  40.000%                                   262                11,314,037.99                      19.16
          40.001%  to  50.000%                                    98                 4,600,132.11                       7.79
          50.001%  to  60.000%                                    49                 2,465,925.35                       4.18
          60.001%  to  70.000%                                    25                   888,396.75                       1.50
          70.001%  to  80.000%                                    16                   828,218.49                       1.40
          80.001%  to  90.000%                                    10                   529,188.05                       0.90
          90.001%  to 100.000%                                     8                   262,764.59                       0.44
                                                                  --                   ----------                       ----
                                        Total                  1,852               $59,053,349.12                     100.00%


(1) The junior ratio of an initial Sub-Group I(B) HEL is the ratio (expressed as a percentage) of the outstanding balance of such initial Sub-Group I(B) HEL to the sum of such outstanding balance limit and the outstanding balance of any senior mortgage computed as of the date such initial Sub-Group I(B) HEL is underwritten.

(2) The weighted average junior ratio of the initial Sub-Group I(B) HELs that are secured by second liens on the mortgaged properties as of the cut-off date is approximately 28.16%.

(3)  Includes only the initial Sub-Group I(B) HELs secured by second liens.



                                     A-143












                                   Loan Rates


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Range of Loan Rates (%)                        I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           5.000%  to   5.999%                                     1                   $23,994.78                       0.04%
           6.000%  to   6.999%                                     2                    44,322.87                       0.07
           7.000%  to   7.999%                                   319                11,380,500.51                      16.97
           8.000%  to   8.999%                                   965                33,295,374.59                      49.65
           9.000%  to   9.999%                                   291                 9,105,908.68                      13.58
          10.000%  to  10.999%                                   217                 6,238,925.82                       9.30
          11.000%  to  11.999%                                   176                 5,178,146.50                       7.72
          12.000%  to  12.999%                                    71                 1,792,426.99                       2.67
                                                                 ---                 ------------                       ----
                                        Total                  2,042               $67,059,600.74                     100.00%


o The weighted average loan rate of the initial Sub-Group I(B) HELs as of the cut-off date is approximately 8.917%.



                      Remaining Term to Scheduled Maturity


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Range of Months                              I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           0   to    60                                          132                $2,927,548.12                       4.37%
          61   to    120                                         335                 9,254,926.13                      13.80
         121   to    180                                         806                26,027,073.99                      38.81
         181   to    240                                         125                 4,690,104.51                       6.99
         241   to    300                                         644                24,159,947.99                      36.03
                                                                  --                -------------                      -----
                                        Total                  2,042               $67,059,600.74                     100.00%


o The weighted average remaining term to scheduled maturity of the initial Sub-Group I(B) HELs as of the cut-off date is approximately 213 months.



                                  Lien Priority



                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Lien Position                                I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Second                                                 1,852               $59,053,349.12                      88.06%
        First                                                    190                 8,006,251.62                      11.94
                                                                 ---                 ------------                      -----
                                        Total                  2,042               $67,059,600.74                     100.00%


                                     A-144











                              Debt-to-Income Ratios


                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Range of Debt-to-Income Ratios            Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        (%)                                          I(B) HELs                    Balance                 Off Date Balance
        -------------------------------          -------------------           ------------------        -------------------
           0.001%    to    10.000%                                 4                    99,781.56                       0.15%
          10.001%    to    20.000%                                92                 2,968,835.91                       4.43
          20.001%    to    30.000%                               363                11,423,933.35                      17.04
          30.001%    to    40.000%                               706                22,958,679.09                      34.24
          40.001%    to    50.000%                               801                26,995,006.08                      40.26
          50.001%    to    60.000%                                69                 2,416,530.71                       3.60
          60.001%    +                                             7                   196,834.04                       0.29
                                                                  --                  -----------                       ----
                                         Total                 2,042               $67,059,600.74                     100.00%


o Of the initial Sub-Group I(B) HELs with available debt-to-income ratios, the weighted average debt-to-income ratio of the initial Sub-Group I(B) HELs as of the cut-off date is approximately 37.36% per annum.



                               Documentation Type


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Documentation                                I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Standard                                               1,986               $65,419,611.40                      97.55%
        Stated                                                    34                 1,136,523.27                       1.69
        Family First Direct                                       15                   343,369.24                       0.51
        No Income Verification                                     5                   115,729.78                       0.17
        No Income / No Appraisal                                   1                    24,706.38                       0.04
        GM Expanded Family                                         1                    19,660.67                       0.03
                                                              ------                    ---------                       ----
                                      Total                    2,042               $67,059,600.74                     100.00%



                                 Occupancy Types


                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Occupancy                                 Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        (as indicated by Borrower)                    I(B) HELs                    Balance                 Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Owner Occupied                                         2,035               $66,719,515.73                      99.49%
        Second Home                                                7                   340,085.01                       0.51
                                                                  --                   ----------                       ----
                                      Total                    2,042               $67,059,600.74                     100.00%


                                     A-145











                                  Loan Purpose


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Loan Purpose                                 I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Debt Consolidation                                     1,234               $41,664,787.86                      62.13%
        Cash Out                                                 352                11,270,901.83                      16.81
        Home Improvement                                         236                 7,433,373.60                      11.08
        Rate/Term Refinance                                      168                 5,508,898.80                       8.21
        Purchase                                                  30                   653,964.03                       0.98
        Other                                                     22                   527,674.62                       0.79
                                                                 ---                   ----------                       ----
                                      Total                    2,042               $67,059,600.74                     100.00%


                                Origination Year


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Origination Year                              I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        2001                                                   2,008               $66,364,694.13                      98.96%
        2000                                                      34                   694,906.61                       1.04
                                                                 ---                   ----------                       ----
                                        Total                  2,042               $67,059,600.74                     100.00%


                   Credit Scores as of the Date of Origination


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             I(B) HELs by Cut-
        Range of Credit Scores                         I(B) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
            620   to    639                                      127                $3,599,409.01                       5.37%
            640   to    659                                      223                 7,716,051.80                      11.51
            660   to    679                                      263                 8,925,218.58                      13.31
            680   to    699                                      296                 9,832,147.92                      14.66
            700   to    719                                      309                10,324,728.92                      15.40
            720   to    739                                      283                 9,183,594.21                      13.69
            740   to    759                                      275                 8,799,673.50                      13.12
            760   to    779                                      155                 5,161,360.69                       7.70
            780   to    799                                      100                 3,181,299.83                       4.74
            800   to    819                                       11                   336,116.28                       0.50
                                                                 ---                   ----------                       ----
                                        Total                  2,042               $67,059,600.74                     100.00%


o The weighted average credit score of the initial Sub-Group I(B) HELs as of the cut-off date is approximately 706.


                                     A-146











LOAN GROUP II

                   Initial Sub-Group II(A) HEL Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group II(A) HELs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group II(A) HELs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by Sub-Group II(A) principal balance as of the cut-off date (except as indicated otherwise).


                                  Property Type


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Property Type                                II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Single Family                                          4,078              $118,209,824.55                      92.33%
        Condominium                                              214                 5,332,414.32                       4.17
        PUD                                                      106                 2,722,518.30                       2.13
        Two to Four Family                                        53                 1,745,571.09                       1.36
        Townhouse                                                  1                    14,851.02                       0.01
                                                                   -                    ---------                       ----
                                       Total                   4,452              $128,025,179.28                     100.00%



                               Principal Balances


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date             II(A) HELs by Cut-
        Range of Principal Balances                  II(A) HELs                     Balance               Off Date Balance
     ---------------------------------           -------------------           ------------------        -------------------
            $0.01   to    $25,000.00                           2,427               $43,757,002.40                      34.18%
       $25,000.01   to    $50,000.00                           1,674                59,994,095.33                      46.86
       $50,000.01   to    $75,000.00                             265                15,882,111.92                      12.41
       $75,000.01   to    $100,000.00                             63                 5,461,887.63                       4.27
      $100,000.01   to    $125,000.00                             16                 1,798,022.11                       1.40
      $125,000.01   to    $150,000.00                              3                   424,742.24                       0.33
      $150,000.01   to    $175,000.00                              2                   307,317.65                       0.24
      $175,000.01   to    $200,000.00                              2                   400,000.00                       0.31
                                                                   -                   ----------                       ----
                                        Total                  4,452              $128,025,179.28                     100.00%

o The average principal balance of the initial Sub-Group II(A) HELs as of the cut-off date is approximately $28,756.78.


                                     A-147












                          Combined Loan-to-Value Ratios



                                                                                                         Percent of Initial
                                                      Number of                                             Sub-Group
        Range of Combined Loan-to-Value           Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Ratios (%)                                   II(A) HELs                    Balance                 Off Date Balance
        --------------------------------         -------------------           ------------------        -------------------
           0.01%   to   40.00%                                   499               $16,207,986.17                      12.66%
          40.01%   to    50.00%                                  248                 8,457,760.33                       6.61
          50.01%   to    60.00%                                  338                11,066,726.79                       8.64
          60.01%   to    70.00%                                  456                13,947,589.05                      10.89
          70.01%   to    80.00%                                1,215                36,950,312.20                      28.86
          80.01%   to    90.00%                                1,122                28,019,663.20                      21.89
          90.01%   to    100.00%                                 574                13,375,141.54                      10.45
                                                                 ---                -------------                      -----
                                         Total                 4,452              $128,025,179.28                     100.00%



o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group II(A) HELs as of the cut-off date are approximately 2.39% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group II(A) HELs as of the cut-off date is approximately 69.27%.


                           Geographical Distributions


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Location                                     II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        California                                               664               $18,557,223.28                      14.49%
        Texas                                                    298                 9,543,469.00                       7.45
        Florida                                                  315                 8,842,332.28                       6.91
        New York                                                 227                 7,938,365.26                       6.20
        Michigan                                                 233                 6,389,654.96                       4.99
        Pennsylvania                                             187                 5,154,845.25                       4.03
        New Jersey                                               148                 4,541,698.70                       3.55
        Arizona                                                  129                 3,873,535.67                       3.03
        Missouri                                                 126                 3,727,782.98                       2.91
        Georgia                                                  131                 3,720,375.00                       2.91
        Ohio                                                     134                 3,600,064.57                       2.81
        Illinois                                                 133                 3,503,790.20                       2.74
        Washington                                                91                 2,778,747.15                       2.17
        North Carolina                                            82                 2,591,233.42                       2.02
        Minnesota                                                 80                 2,575,848.89                       2.01
        Other                                                  1,474                40,686,212.67                      31.78
                                                               -----                -------------                      -----
                                        Total                  4,452              $128,025,179.28                     100.00%


o "Other" includes states and the District of Columbia with under 2.00% concentrations individually.


                                     A-148











                             Junior Ratios (1)(2)(3)


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Range of Junior Ratios (%)                    II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
          0.001%   to    10.000%                                  76                  $688,790.23                       0.70%
         10.001%   to    20.000%                               1,211                20,480,271.18                      20.90
         20.001%   to    30.000%                               1,140                27,482,227.59                      28.05
         30.001%   to    40.000%                                 670                21,450,010.28                      21.89
         40.001%   to    50.000%                                 305                11,383,267.63                      11.62
         50.001%   to    60.000%                                 170                 7,012,568.38                       7.16
         60.001%   to    70.000%                                  86                 4,056,484.93                       4.14
         70.001%   to    80.000%                                  57                 2,851,070.56                       2.91
         80.001%   to    90.000%                                  26                 1,260,353.02                       1.29
         90.001%   to    100.000%                                 26                 1,314,048.89                       1.34
                                                                  --                 ------------                       ----
                                        Total                  3,767               $97,979,092.69                     100.00%


(1) The junior ratio of a mortgage loan is the ratio (expressed as a percentage) of the outstanding balance of such mortgage loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such mortgage loan is underwritten.

(2) The weighted average junior ratio of the initial Sub-Group II(A) HELs secured by second liens as of the cut-off date is approximately 34.25%.

(3)  Includes only the initial Sub-Group II(A) HELs secured by second liens.


                                   Loan Rates


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Range of Loan Rates (%)                      II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
           5.000%   to    5.999%                                   1                   $25,656.58                       0.02%
           6.000%   to    6.999%                                   4                    36,266.24                       0.03
           7.000%   to    7.999%                               1,077                35,733,278.90                      27.91
           8.000%   to    8.999%                               1,478                43,792,617.51                      34.21
           9.000%   to    9.999%                                 876                23,959,503.14                      18.71
          10.000%   to    10.999%                                502                12,703,781.68                       9.92
          11.000%   to    11.999%                                365                 8,492,910.41                       6.63
          12.000%   to    12.999%                                139                 2,970,223.26                       2.32
          13.000%   to    13.999%                                  6                   181,125.63                       0.14
          14.000%   to    14.999%                                  4                   129,815.93                       0.10
                                                                   -                   ----------                       ----
                                        Total                  4,452              $128,025,179.28                     100.00%

o The weighted average loan rate of the initial Sub-Group II(A) HELs as of the cut-off date is approximately 8.928%.




                                     A-149











                     Months Remaining to Scheduled Maturity


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Range of Remaining Term                      II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
              0    to    60                                      334                $6,813,077.86                       5.32%
             61    to    120                                     872                21,044,556.84                      16.44
            121    to    180                                   1,820                53,602,200.53                      41.87
            181    to    240                                     281                 9,170,761.20                       7.16
            241    to    300                                   1,145                37,394,582.85                      29.21
                                                               -----                -------------                      -----
                                        Total                  4,452              $128,025,179.28                     100.00%


o The weighted average months remaining to scheduled maturity of the initial Sub-Group II(A) HELs as of the cut-off date is approximately 203 months.


                                  Lien Priority



                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Lien Position                                II(A) HELs                     Balance               Off Date Balance
        ---------------------------              -------------------           ------------------        -------------------
        Second                                                 3,767               $97,979,092.69                      76.53%
        First                                                    685                30,046,086.59                      23.47
                                                                 ---                -------------                      -----
                                          Total                4,452              $128,025,179.28                     100.00%



                              Debt-to-Income Ratios


                                                                                                         Percent of Initial
                                                      Number of                                              Sub-Group
                                                  Initial Sub-Group              Cut-Off Date            II(A) HELs by Cut-
        Range of Debt-to-Income Ratios (%)           II(A) HELs                     Balance               Off Date Balance
        -----------------------------------      -------------------           ------------------        -------------------
           0.001%   to   10.000%                                  15                  $382,718.68                       0.30
          10.001%   to   20.000%                                 303                 9,411,397.16                       7.35
          20.001%   to   30.000%                                 867                24,151,619.61                      18.86
          30.001%   to   40.000%                               1,490                42,563,175.68                      33.25
          40.001%   to   50.000%                               1,631                47,233,333.26                      36.89
          50.001%   to   60.000%                                 125                 3,785,744.09                       2.96
          60.000%   +                                             19                   470,827.17                       0.37
              n/a                                                  2                    26,363.63                       0.02
                                                                   -                    ---------                       ----
                                          Total                4,452              $128,025,179.28                     100.00%

o Of the available debt-to-income ratios, the weighted average debt-to-income ratio of the initial Sub-Group II(A) HELs as of the cut-off date is approximately 36.09%.



                                     A-150










                               Documentation Type

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Documentation Type                                   II(A) HELs          Balance                 Date Balance
------------------                                   ----------      ---------------           ---------------
 Standard                                              4,112         $119,454,561.05                 93.31%
 Family First Direct                                     144            3,208,557.22                  2.51
 No Income/No Appraisal                                  107            2,758,231.01                  2.15
 Stated Income                                            43            1,553,345.47                  1.21
 No Income Verification                                   22              548,224.82                  0.43
GM Expanded Family                                        12              247,328.69                  0.19
Super Express                                              8              144,963.68                  0.11
Select                                                     3               70,793.62                  0.06
Streamline                                                 1               39,173.72                  0.03
                                                       -----         ---------------                ------
                                        Total          4,452         $128,025,179.28                100.00%


                                 Occupancy Types

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Occupancy (as indicated by borrower)                 II(A) HELs          Balance                 Date Balance
-----------------------------------                  ----------      ---------------           ---------------
 Primary Residence                                     4,428         $127,307,182.95                 99.44%
 Second Home                                              23              699,044.64                  0.55
 Investor Property                                         1               18,951.69                  0.01
                                                       -----         ---------------                ------
                                        Total          4,452         $128,025,179.28                100.00%


                                  Loan Purpose

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Loan Purpose                                         II(A) HELs          Balance                 Date Balance
------------                                         ----------      ---------------           ---------------
 Debt Consolidation                                    2,530         $ 72,905,136.40                 56.95%
 Cash Out                                                761           24,692,993.95                 19.29
 Home Improvement                                        590           16,189,010.90                 12.65
 Other                                                   285            7,105,582.69                  5.55
 Rate/Term Refinance                                     153            5,170,393.12                  4.04
 Purchase                                                131            1,907,062.22                  1.49
 Education                                                 2               55,000.00                  0.04
                                                       -----         ---------------                ------
                                        Total          4,452         $128,025,179.28                100.00%

                                     A-151










                                Origination Year

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Origination Year                                     II(A) HELs          Balance                 Date Balance
----------------                                     ----------      ---------------           ---------------
 2000                                                     112         $  2,266,921.45                 1.77%
 2001                                                   4,340          125,758,257.83                98.23
                                                        -----         ---------------               ------
                                      Total             4,452         $128,025,179.28               100.00%


                   Credit Scores as of the Date of Origination

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
Range of Credit Scores as of the                     Sub-Group        Cut-Off Date            HELs by Cut-Off
Date of Origination of the Loans                     II(A) HELs          Balance                 Date Balance
--------------------------------                     ----------      ---------------           ---------------
        540    to     559                                  2               69,819.66                  0.05%
        560    to     579                                  4              144,519.73                  0.11
        580    to     599                                188            4,750,407.05                  3.71
        600    to     619                                264            6,718,783.00                  5.25
        620    to     639                                311            8,847,800.84                  6.91
        640    to     659                                413           11,321,287.63                  8.84
        660    to     679                                453           13,301,807.67                 10.39
        680    to     699                                507           15,064,180.93                 11.77
        700    to     719                                534           16,327,587.61                 12.75
        720    to     739                                544           15,846,661.21                 12.38
        740    to     759                                514           14,902,510.04                 11.64
        760    to     779                                377           10,778,388.74                  8.42
        780    to     799                                266            7,719,304.32                  6.03
        800    to     819                                 58            1,897,931.50                  1.48
        820    to     839                                  2               64,491.94                  0.05
        n/a                                               15              269,697.41                  0.21
                                                       -----         ---------------                ------
                                      Total            4,452         $128,025,179.28                100.00%

o The weighted average credit score of the borrower of the initial Sub-Group II(A) HELs as of the cut-off date is approximately 700.

                                     A-152










                  Initial Sub-Group II(B) HELs Characteristics

         Set forth below is a description of certain characteristics of the initial Sub-Group II(B) HELs as of the cut-off date. Unless otherwise specified, all principal balances of the initial Sub-Group II(B) HELs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by Sub-Group II(B) principal balance as of the cut-off date (except as indicated otherwise).

                                  Property Type

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Property Type                                        II(A) HELs          Balance                 Date Balance
-------------                                        ----------      ---------------           ---------------
Single Family                                          5,766          $268,431,438.90                86.06%
PUD                                                      493            24,095,924.85                 7.72
Condominium                                              362            15,497,701.61                 4.97
Two to Four Family                                        54             3,724,953.92                 1.19
Townhouse                                                  3               172,123.18                 0.06
                                                       -----          ---------------               ------
                                       Total           6,678          $311,922,142.46               100.00%


                               Principal Balances

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Principal Balances                          II(A) HELs          Balance                 Date Balance
---------------------------                          ----------      ---------------           ---------------
      $      0.01   to   $ 25,000.00                   1,677         $ 32,356,153.08                 10.37%
      $ 25,000.01   to   $ 50,000.00                   3,066          116,693,234.56                 37.41
      $ 50,000.01   to   $ 75,000.00                   1,034           64,753,825.36                 20.76
      $ 75,000.01   to   $100,000.00                     577           52,315,909.37                 16.77
      $100,000.01   to   $125,000.00                     133           15,340,586.99                  4.92
      $125,000.01   to   $150,000.00                     117           16,631,523.20                  5.33
      $150,000.01   to   $175,000.00                      31            5,070,622.70                  1.63
      $175,000.01   to   $200,000.00                      36            7,100,553.13                  2.28
      $200,000.01   to   $225,000.00                       1              210,400.00                  0.07
      $225,000.01   to   $250,000.00                       6            1,449,334.07                  0.46
                                                       -----         ---------------                ------
                                      Total            6,678         $311,922,142.46                100.00%

o The average principal balance of the initial Sub-Group II(B) HELs as of the cut-off date is approximately $46,708.92.

                                     A-153










                          Combined Loan-to-Value Ratios

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Combined Loan-to-Value Ratios (%)           II(A) HELs          Balance                 Date Balance
------------------------------------------           ----------      ---------------           ---------------
       0.01%   to     40.00%                              59       $  4,575,251.75                    1.47%
      40.01%   to     50.00%                             105          5,794,989.40                    1.86
      50.01%   to     60.00%                             273         16,223,733.06                    5.20
      60.01%   to     70.00%                             631         35,290,752.62                   11.31
      70.01%   to     80.00%                           1,967        102,435,120.12                   32.84
      80.01%   to     90.00%                           2,545        103,033,090.76                   33.03
      90.01%   to    100.00%                           1,098         44,569,204.75                   14.29
                                                       -----       ---------------                  ------
                                         Total         6,678       $311,922,142.46                  100.00%

o The minimum and maximum combined loan-to-value ratios of the initial Sub-Group II(B) HELs as of the cut-off date are approximately 12.19% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial Sub-Group II(B) HELs as of the cut-off date is approximately 79.17%.

                           Geographical Distributions

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Location                                             II(A) HELs          Balance                 Date Balance
--------                                             ----------      ---------------           ---------------
 California                                            2,865         $144,302,911.80                 46.26%
 Massachusetts                                           562           28,191,816.77                  9.04
 New Jersey                                              316           14,556,505.25                  4.67
 New York                                                300           14,175,270.12                  4.54
 Illinois                                                233            9,788,327.35                  3.14
 Texas                                                   167            9,273,150.68                  2.97
 Florida                                                 206            8,652,620.71                  2.77
 Colorado                                                184            7,157,171.89                  2.29
 Virginia                                                144            6,302,279.00                  2.02
 Other                                                 1,701           69,522,088.89                 22.29
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

o "Other" includes states and the District of Columbia with under 2.00% concentrations individually.

                                     A-154










                             Junior Ratios (1)(2)(3)

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Junior Ratios (%)                           II(A) HELs          Balance                 Date Balance
--------------------------                           ----------      ---------------           ---------------
       0.001%    to     10.000%                          951         $ 19,355,734.45                  6.21%
      10.001%    to     20.000%                        3,262          119,049,521.54                 38.17
      20.001%    to     30.000%                        1,657           99,394,848.33                 31.87
      30.001%    to     40.000%                          576           48,111,692.11                 15.42
      40.001%    to     50.000%                          154           16,629,024.30                  5.33
      50.001%    to     60.000%                           54            6,293,130.19                  2.02
      60.001%    to     70.000%                           20            2,473,191.54                  0.79
      70.001%    to     80.000%                            1              200,000.00                  0.06
      80.001%    to     90.000%                            2              278,000.00                  0.09
      90.001%    to    100.000%                            1              137,000.00                  0.04
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

         (1) The junior ratio of a mortgage loan is the ratio (expressed as a percentage) of the outstanding balance of such mortgage loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such mortgage loan is underwritten.

         (2) The weighted average junior ratio of the initial Sub-Group II(B) HELs secured by second liens as of the cut-off date is approximately 23.45%.

         (3) Includes only the initial Sub-Group II(B) HELs secured by second liens.


                                   Loan Rates

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Loan Rates (%)                              II(A) HELs          Balance                 Date Balance
-----------------------                              ----------      ---------------           ---------------
       6.000%   to     6.999%                             27         $  1,854,222.17                  0.59%
       7.000%   to     7.999%                          1,432           79,560,293.87                 25.51
       8.000%   to     8.999%                          2,284          113,178,155.52                 36.28
       9.000%   to     9.999%                          1,446           58,552,047.60                 18.77
      10.000%   to    10.999%                            815           33,544,336.57                 10.75
      11.000%   to    11.999%                            486           18,566,136.69                  5.95
      12.000%   to    12.999%                            172            6,040,092.35                  1.94
      13.000%   to    13.999%                             12              455,843.75                  0.15
      14.000%   to    14.999%                              4              171,013.94                  0.05
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

o The weighted average loan rate of the initial Sub-Group II(B) HELs as of the cut-off date is approximately 8.886%.


                                     A-155










                     Months Remaining to Scheduled Maturity

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Remaining Term                              II(A) HELs          Balance                 Date Balance
-----------------------                              ----------      ---------------           ---------------
         0   to     60                                   195         $  4,986,547.72                  1.60%
        61   to    120                                   686           23,322,125.84                  7.48
       121   to    180                                 3,066          133,717,660.55                 42.87
       181   to    240                                   401           20,224,033.44                  6.48
       241   to    300                                 2,328          129,441,399.64                 41.50
       301   to    360                                     2              230,375.27                  0.07
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

o The weighted average months remaining to scheduled maturity of the initial Sub-Group II(B) HELs as of the cut-off date is approximately 227 months.


                                  Lien Priority

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Lien Position                                        II(A) HELs          Balance                 Date Balance
-------------                                        ----------      ---------------           ---------------
Second                                                 6,678         $311,922,142.46                100.00%
                                                       -----         ---------------                -------
                                      Total            6,678         $311,922,142.46                100.00%



                              Debt-to-Income Ratios

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Range of Debt-to-Income Ratios (%)                   II(A) HELs          Balance                 Date Balance
----------------------------------                   ----------      ---------------           ---------------
        0.001%  to    10.000%                             12              822,888.32                  0.26
       10.001%  to    20.000%                            218            9,967,101.95                  3.20
       20.001%  to    30.000%                          1,122           49,034,764.72                 15.72
       30.001%  to    40.000%                          2,326          103,443,231.72                 33.16
       40.001%  to    50.000%                          2,719          133,461,263.39                 42.79
       50.001%  to    60.000%                            241           13,081,700.20                  4.19
       60.001%   +                                        32            1,838,022.91                  0.59
           n/a                                             8              273,169.25                  0.09
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

o The weighted average debt-to-income ratio of the initial Sub-Group II(B) HELs as of the cut-off date is approximately 38.32%.

                                     A-156












                               Documentation Type

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Documentation Type                                   II(A) HELs          Balance                 Date Balance
------------------                                   ----------      ---------------           ---------------
Standard                                               6,310         $297,173,506.38                 95.27%
Family First Direct                                      163            5,788,601.22                  1.86
Stated Income                                             74            3,963,249.31                  1.27
No Income/No Appraisal                                    77            2,544,559.68                  0.82
Select                                                    21            1,210,339.08                  0.39
No Income Verification                                    12              568,941.40                  0.18
Super Express                                             11              397,049.21                  0.13
GM Expanded Family                                         6              145,667.10                  0.05
Streamline                                                 3               77,690.28                  0.02
Express                                                    1               52,538.80                  0.02
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

                                 Occupancy Types

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Occupancy (as indicated by borrower)                 II(A) HELs          Balance                 Date Balance
------------------------------------                 ----------      ---------------           ---------------
 Primary Residence                                     6,648       $310,554,370.15                   99.56%
 Second Home                                              30          1,367,772.31                    0.44
                                                       -----       ---------------                  ------
                                   Total               6,678       $311,922,142.46                  100.00%

                                  Loan Purpose

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Loan Purpose                                         II(A) HELs          Balance                 Date Balance
------------                                         ----------      ---------------           ---------------
 Debt Consolidation                                    2,998         $141,370,330.00                 45.32%
 Cash Out                                              1,344           68,623,355.54                 22.00
 Home Improvement                                        675           31,071,152.83                  9.96
 Purchase                                                694           26,205,125.82                  8.40
 Other                                                   592           24,038,337.24                  7.71
 Rate/Term Refinance                                     375           20,613,841.03                  6.61
                                                         ---           -------------                  ----
                                   Total               6,678         $311,922,142.46                100.00%



                                Origination Year

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
                                                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Origination Year                                     II(A) HELs          Balance                 Date Balance
----------------                                     ----------      ---------------           ---------------
 2000                                                    139         $  5,701,545.13                  1.83%
 2001                                                  6,539          306,220,597.33                 98.17
                                                       -----          --------------                 -----
                                   Total               6,678         $311,922,142.46                100.00%

                                     A-157










                   Credit Scores as of the Date of Origination

                                                                                              Percent of Initial
                                                  Number of Initial                            Sub-Group II(A)
Range of Credit Scores as of the                      Sub-Group        Cut-Off Date            HELs by Cut-Off
Date of Origination of the Loans                     II(A) HELs          Balance                 Date Balance
--------------------------------                     ----------      ---------------           ---------------
        540   to   559                                     1               29,932.62                  0.01
        560   to   579                                     4               82,072.46                  0.03
        580   to   599                                   150            5,374,071.98                  1.72
        600   to   619                                   244            8,205,350.97                  2.63
        620   to   639                                   332           13,119,951.73                  4.21
        640   to   659                                   574           25,509,178.30                  8.18
        660   to   679                                   743           35,514,451.18                 11.39
        680   to   699                                   876           43,463,761.22                 13.93
        700   to   719                                   954           46,283,702.92                 14.84
        720   to   739                                   946           44,751,200.79                 14.35
        740   to   759                                   883           43,518,594.26                 13.95
        760   to   779                                   642           30,867,546.80                  9.90
        780   to   799                                   279           13,485,328.42                  4.32
        800   to   819                                    32            1,155,844.18                  0.37
        820   to   839                                     1               20,000.00                  0.01
        n/a                                               17              541,154.63                  0.17
                                                       -----         ---------------                ------
                                        Total          6,678         $311,922,142.46                100.00%

o Of the available credit scores, the weighted average credit score of the borrower of the initial Sub-Group II(B) HELs as of the cut-off date is approximately 707.




                                     A-158








                                 $1,064,800,000
                                     [LOGO]

                              SELLER AND SERVICER
                     GMACM HOME EQUITY LOAN TRUST 2001-HE2
                                     ISSUER
                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   DEPOSITOR
           GMACM HOME EQUITY LOAN-BACKED TERM NOTES, SERIES 2001-HE2

                        -------------------------------
                             PROSPECTUS SUPPLEMENT
                        -------------------------------

                                  UNDERWRITERS

                       CLASS I NOTES WILL BE OFFERED BY:

BEAR, STEARNS & CO. INC.

                        FIRST UNION SECURITIES, INC.
                                                 GREENWICH CAPITAL MARKETS, INC.

                       CLASS II NOTES WILL BE OFFERED BY:

GREENWICH CAPITAL MARKETS, INC.

                          BEAR, STEARNS & CO. INC.
                                   FIRST UNION SECURITIES, INC.
                                                      UBS WARBURG

No person has been authorized to give any information or to make any
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relied upon. This prospectus supplement and the prospectus do not constitute an
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term notes offered hereby, nor an offer of the term notes in any state or
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The delivery of this prospectus supplement or the prospectus at any time does not imply that information herein or therein is correct as of any time subsequent to its date; however, if any material change occurs while this prospectus supplement or the prospectus is required by law to be delivered, this
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Until September 24, 2001, all dealers selling the term notes, whether or not participating in this distribution, will deliver a prospectus supplement and the
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acting as underwriter and with respect to their unsold allotments or
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